As filed with the Securities and Exchange Commission on April 28, 2011

1933 Act File No.  33-19739

1940 Act File No. 811-5450

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 31

(UNITS OF BENEFICIAL INTEREST)

UNDER

THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 43

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

(Exact Name of Registrant)

Sun Life Assurance Company of Canada (U.S.)

(Name of Insurance Company)

One Sun Life Executive Park, Wellesley Hills, Massachusetts  02181  (617) 237-6030

(Address of Insurance Company’s Principal Executive Offices)

Susan S. Newton, Massachusetts Financial Services Company,

500 Boylston Street, Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ on April 30, 2011 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(i)

☐on [date] pursuant to paragraph (a)(i)

☐ 75 days after filing pursuant to paragraph (a)(ii)

☐ on [date] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

MONEY MARKET VARIABLE ACCOUNT (“MMVA”)

HIGH YIELD VARIABLE ACCOUNT (“HYVA”)

CAPITAL APPRECIATION VARIABLE ACCOUNT (“CAVA”)

GOVERNMENT SECURITIES VARIABLE ACCOUNT (“GSVA”)

GLOBAL GOVERNMENTS VARIABLE ACCOUNT (“GGVA”)

TOTAL RETURN VARIABLE ACCOUNT (“TRVA”)

CROSS REFERENCE SHEET

(Pursuant to Rule 495(a) under The Securities Act of 1933)

ITEM IN		LOCATION IN
FORM N-3, PART A		PROSPECTUS; CAPTION

1	Cover Page	Cover Page

2	Definitions	Definitions

3	Synopsis	Synopsis: Expense Summary

4	Condensed Financial Information	Condensed Financial Information

5	General Description of Registrant and Insurance Company	A Word about the Company and the Variable Accounts

6	Management	Management of the Variable Accounts

7	Deductions and Expenses	Contract Charges

8	General Description of Variable Annuity Contracts	Purchase Payments and Contract Values during Accumulation Period; Other Contractual Provisions

9	Annuity Period	Annuity Provisions

10	Death Benefit	Death Benefit

ITEM IN FORM N-3, PART A		LOCATION IN PROSPECTUS; CAPTION

11	Purchases and Contract Value	Purchase Payments and Contract Values during Accumulation Period

12	Redemptions	Cash Withdrawals

13	Taxes	Tax Considerations

14	Legal Proceedings	Legal Proceedings

15	Table of Contents of the Statement of Additional Information	Table of Contents for Statement of Additional Information

ITEM IN		LOCATION IN STATEMENT OF
FORM N-3, PART B		ADDITIONAL INFORMATION; CAPTION

16	Cover Page	Cover Page

17	Table of Contents	Table of Contents

18	General Information and History	General Information

19	Investment Objectives and Policies	The Variable Accounts’ Investment Objectives, Policies and Restrictions; A Word about the Company and the Variable Accounts*

20	Management	Management of the Variable Accounts

21	Investment Advisory and Other Services	Management of the Variable Accounts

22	Brokerage Allocation	Management of the Variable Accounts

23	Purchase and Pricing of Securities being Offered	Purchase Payments and Contract Values during Accumulation Period*

24	Underwriters	Distribution of the Contracts

25	Calculation of Performance Data	Not Applicable

26	Annuity Payments	Annuity Provisions

27	Financial Statements	Accountants and Financial Statements

*      In the Prospectus

COMPASS 2

Prospectus April 30, 2011

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and the Variable Accounts of the Company identified below offer the individual flexible payment deferred annuity contracts described in this Prospectus (the “Contracts”).

You may choose among six variable investment options and a fixed account option. The variable options are the following variable accounts of the Company (the “Variable Accounts”), each of which is advised by our affiliate, Massachusetts Financial Services Company (“MFS”):

Money Market Variable Account (“MMVA”)

High Yield Variable Account (“HYVA”)

Capital Appreciation Variable Account (“CAVA”)

Government Securities Variable Account (“GSVA”)

Global Governments Variable Account (“GGVA”)

Total Return Variable Account (“TRVA”)

The fixed account option pays interest at a guaranteed fixed rate.

Please read this Prospectus carefully before investing and keep it for future reference. It contains important information about the Contracts and the Variable Accounts.

We have filed a Statement of Additional Information dated April 30, 2011 (the “SAI”) with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 50 of this Prospectus. You may obtain a copy of the SAI and annual/semiannual reports of the Variable Accounts without charge by writing to our Annuity Service Mailing Address, c/o Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, MA 02481 or by telephoning us at (800) 752-7216. In addition, the SEC maintains a website (http//:www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC. Because the Variable Accounts are no longer actively marketed, copies of the SAI and shareholder reports cannot be obtained on a website maintained by either MFS or the Company.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. It is possible to lose money by investing in the Variable Accounts. An investment in the Money Market Variable Account is neither insured nor guaranteed by the U.S. Government.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

CO2US-043011

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DEFINITIONS

The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

The terms “we,” “us,” and “the Company” will be used to refer to Sun Life Assurance Company of Canada (U.S.). We will use the term “you” to refer to the Owner of the Contract.

Accumulation Account: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

Accumulation Period: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Period will also terminate when you surrender your Contract.

Accumulation Unit: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made. You may name a Co-Annuitant only if both (1) yours is a Non-Qualified Contract and (2) you are not the Annuitant. If you properly name a Co-Annuitant, all Contract provisions based on the death of the Annuitant (such as the death benefit provision) will be based on the date of death of the last surviving Annuitant or Co-Annuitant. Furthermore, if you have properly named a Co-Annuitant, you may choose one of them to become the sole Annuitant on the Annuity Commencement Date, for the purpose of calculating and paying annuity benefits. If you do not make this choice at least 30 days before the Annuity Commencement Date, and both the Annuitant and Co-Annuitant are living on the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant.

Annuity Commencement Date: The date on which we are to make the first annuity payment.

Annuity Unit: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Business Day: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

Company: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as “we”).

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

Fixed Annuity: An annuity with payments that do not vary as to dollar amount.

Non-Qualified Contract: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the “Code”). The Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as “you”.

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Payee: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

Purchase Payment (Payment): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

Us: Sun Life Assurance Company of Canada (U.S.).

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Variable Accounts.

We: Sun Life Assurance Company of Canada (U.S.).

You: The Owner of the Contract.

SYNOPSIS

You may allocate Purchase Payments to the Variable Accounts or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see “Purchase Payments” below). During the Accumulation Period you may, without charge, transfer amounts among the Variable Accounts and between the Variable Accounts and the Fixed Account, subject to certain conditions (see “Transfers” below).

We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge of 5%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for five years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see “Cash Withdrawals” and “Withdrawal Charges” below).

Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Sections 403(b) and 408A of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see “Tax Considerations” below).

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see “Death Benefit” below).

On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $25. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see “Contract Maintenance Charge” below).

We also deduct a mortality and expense risk charge equal to an annual rate of 1.30% of the daily net assets of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account and Government Securities Variable Account attributable to the Contracts and 1.25% of the daily net assets of Global Governments Variable Account and Total Return Variable Account attributable to the Contracts (see “Mortality and Expense Risk Charge” below).

We also make a deduction from the Variable Accounts for the investment management fees payable to the investment adviser of the Variable Accounts, Massachusetts Financial Services Company (“MFS” or the “Adviser”). These fees are based on the average daily net assets of each Variable Account (see “Management of the Variable Accounts” and “Investment Management Fees” below). Other operating expenses, such as auditing, legal and printing fees, are also deducted from the Variable Accounts.

We will deduct a charge for premium taxes payable to any governmental entity (see “Premium Taxes” below).

Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see “Annuity Provisions” below).

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If you are not satisfied with the Contract, you may return it to us at our Annuity Service Mailing Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract’s Accumulation Account at the end of the Valuation Period during which we received the returned Contract. However, if applicable state or federal law requires, we will refund the full amount of all Purchase Payments you have made.

EXPENSE SUMMARY

Contract Owner Transaction Expenses:	Money Market Variable Account	High Yield Variable Account	Capital Appreciation Variable Account	Government Securities Variable Account	Total Return Variable Account	Global Governments Variable Account

Sales Load Imposed on Purchases	0%	0%	0%	0%	0%	0%

Deferred Sales Load (as a percentage of Purchase Payments withdrawn(1))
Years Payment in Account
0-5	5%	5%	5%	5%	5%	5%
more than 5	0%	0%	0%	0%	0%	0%
Exchange Fee	$0	$0	$0	$0	$0	$0

Annual Contract Fee per contract	$25	$25	$25	$25	$25	$25

Annual Expenses
(as a percentage of average net assets)

Management Fees	0.50%	0.75%	0.75%	0.55%	0.75%	0.75%
Mortality and Expense Risk Fees	1.30%	1.30%	1.30%	1.30%	1.25%	1.25%
Other Expenses	0.26%	0.32%	0.13%	0.22%	0.18%	1.64%
Total Annual Expenses	2.06%	2.37%	2.18%	2.07%	2.18%	3.64%
Fee Reductions and/or Expense Reimbursements(2)	(0.11)%	(0.17)%	N/A	N/A	(0.08)%	(1.14)%
Total Annual Expenses After Fee Reductions and/or Expense Reimbursements	1.95%	2.20%	2.18%	2.07%	2.10%	2.50%

(1)          A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge. See “Cash Withdrawals” and “Withdrawal Charges” below.

(2)          MFS agreed in writing to bear each of the following Variable Accounts’ expenses such that “Total Annual Expenses” do not exceed on an annualized basis, the following percentages of the following Variable Accounts until modified by MFS for any reason, but such agreement will continue until such date noted:

	Percentage
	Limitation on
Fund	Variable Account Expenses	Until

High Yield Variable Account	0.90%	4/30/2012
Total Return Variable Account	0.85%	4/30/2012
Money Market Variable Account	0.65%	4/30/2012

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These written agreements exclude taxes, extraordinary expenses, brokerage and transaction costs and interest, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), as well as mortality and expense risk charges, and contract maintenance charges payable to the Company.

MFS also agreed in writing to bear Global Governments Variable Account’s “Total Annual Expenses” which exceed 1.25% annually. This expense limitation excludes taxes, portfolio brokerage commissions and interest, to the extent permitted, extraordinary expenses, and mortality and expense risk charges, and contract maintenance charges payable to the Company, and will continue until modified by a vote of the Variable Account’s Owners. This expense limitation is expected to continue indefinitely.

MFS agreed in writing to reduce its management fee for High Yield Variable Account to 0.70% of the first $300 million of the Variable Account’s average daily net assets annually until modified by a vote of the Variable Account’s Board of Managers, but such agreement will continue until at least April 30, 2012.

The purpose of the table above and Example below is to help you understand the costs and expenses that you will bear, directly and indirectly, under a Contract. The table reflects expenses of the Variable Accounts attributable to the Contracts. The information set forth should be considered together with the narrative provided under the heading “Contract Charges” in this Prospectus. In addition to the expenses listed above, premium taxes may be applicable. Premium taxes generally range between 0.00% and 3.50% of premium payments. The “Annual Expenses” above are based on expenses incurred during each Variable Account’s most recently completed fiscal year expressed as a percentage of such Variable Account’s average net assets during the period. They have been adjusted to reflect annualized expenses, but have not been adjusted to reflect the Variable Account’s current asset size. Each Variable Account’s annual expenses will likely vary from year to year. In general, a Variable Account’s annual expenses as a percentage of the Variable Account’s assets increase as the Variable Account’s assets decrease.

Example

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and assuming operating expenses remain the same. In the “Example,” dividends and other distributions are assumed to be reinvested, and the Variable Account’s total operating expenses are assumed to be the Variable Account’s “Total Annual Expenses after Fee Reductions and/or Expense Reimbursements” for the period during which any written fee reductions and/or expense reimbursements are expected to continue (see Expense Summary table, above):

	1 Year	3 Years	5 Years	10 Years
Money Market Variable Account	$66	$112	$160	$249
High Yield Variable Account	$68	$120	$175	$278
Capital Appreciation Variable Account	$68	$116	$167	$261
Government Securities Variable Account	$67	$112	$160	$247
Global Governments Variable Account	$71	$126	$183	$292
Total Return Variable Account	$67	$114	$164	$256

If you do not surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and assuming operating expenses remain the same. In the “Example,” dividends and other distributions are assumed to be reinvested, and the Variable Account’s total operating expenses are assumed to be the Variable Account’s “Total Annual Expenses after Fee Reductions and/or Expense Reimbursements” for the period during which any written fee reductions and/or expense reimbursements are expected to continue (see Expense Summary table, above):

	1 Year	3 Years	5 Years	10 Years
Money Market Variable Account	$21	$67	$115	$249
High Yield Variable Account	$23	$75	$130	$278
Capital Appreciation Variable Account	$23	$71	$122	$261
Government Securities Variable Account	$22	$67	$115	$247
Global Governments Variable Account	$26	$81	$138	$292
Total Return Variable Account	$22	$69	$119	$256

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The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or lower than those shown.

CONDENSED FINANCIAL INFORMATION

PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES

The following information should be read in conjunction with the financial statements included in the Variable Accounts’ Annual Report to Contract Owners. These financial statements are incorporated by reference into the SAI. The financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm.

PER UNIT AND OTHER DATA

The financial highlights table is intended to help you understand the variable accounts financial performance for the past 10 years.

Certain information reflects financial results for a single unit value.  The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.  This information has been audited by the variable accounts’ independent registered public accounting firm, whose report, together with the variable accounts’ financial statements, are included in the Annual Report to Contract Owners.

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	Capital Appreciation Variable Account
	Compass 2
	Years ended 12/31
	2010	2009	2008	2007	2006

Per unit data: (d)
Net asset value - beginning of period	$55.063	$39.750	$63.669	$58.101	$55.446
Investment income	$0.768	$0.685	$0.780	$0.751	$0.560
Expenses	(1.176)	(0.965)	(1.154)	(1.319)	(1.198)
Net investment loss	$(0.408)	$(0.280)	$(0.374)	$(0.568)	$(0.638)
Net realized and unrealized gain (loss) on investments and foreign currency	6.799	15.593	(23.545)	6.136	3.293
Change in unit value	$6.391	$15.313	$(23.919)	$5.568	$2.655
Unit value:
Net asset value - end of period	$61.454	$55.063	$39.750	$63.669	$58.101
Total Return (%) (k)(r)(s)	11.61	38.52	(37.57)	9.58	4.79
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.18	2.18	2.17	2.15	2.15
Expenses after expense reductions (f)	2.12	2.12	2.12	2.14	N/A
Net investment loss	(0.72)	(0.60)	(0.68)	(0.91)	(1.11)
Portfolio turnover (%)	43	47	49	63	61
Number of units outstanding at end of period (000 Omitted)	1,360	1,539	1,761	1,980	2,419

	Capital Appreciation Variable Account
	Compass 2
	Years ended 12/31
	2005	2004	2003	2002	2001

Per unit data: (d)
Net asset value - beginning of period	$55.625	$50.814	$39.859	$59.446	$80.578
Investment income	$0.580	$0.744	$0.402	$0.369	$0.598
Expenses	(1.179)	(1.109)	(0.951)	(1.002)	(1.401)
Net investment loss	$(0.599)	$(0.365)	$(0.549)	$(0.633)	$(0.803)
Net realized and unrealized gain (loss) on investments and foreign currency	0.420	5.176	11.504	(18.954)	(20.329)
Change in unit value	$(0.179)	$4.811	$10.955	$(19.587)	$(21.132)
Unit value:
Net asset value - end of period	$55.446	$55.625	$50.814	$38.859	$59.446
Total Return (%) (k)(r)(s)	(0.32)	9.47 (b)	27.48 (j)	(32.95)	(26.22)
Ratios (%) (to average net assets):
Expenses (f)	2.16	2.14	2.12	2.12	0.79	(m)
Net investment loss	(1.08)	(0.70)	(1.20)	(1.36)	(1.19	)(m)
Portfolio turnover (%)	130	65	104	80	123
Number of units outstanding at end of period (000 Omitted)	3,018	3,544	4,040	4,521	5,340

(b)

The variable account’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.039 per unit based on units outstanding on the day the accrual was recorded.

(d)	Per unit data is based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)

The variable account’s net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.900 based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per unit, the total return per unit value for the year ended December 31, 2003 would have been lower by approximately 2.24%.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(m)	Excluding mortality and expense risk charges and distribution expense charges.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

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	Government Securities Variable Account
	Compass 2
	Years ended 12/31
	2010	2009	2008	2007	2006

Per unit data: (d)
Net asset value - beginning of period	$45.185	$43.715	$40.804	$38.619	$37.679
Investment income	$2.100	$2.152	$2.116	$2.117	$2.024
Expenses	(0.976)	(0.917)	(0.860)	(0.802)	(0.757)
Net investment income	$1.124	$1.235	$1.256	$1.315	$1.267
Net realized and unrealized gain (loss) on investments	0.408	0.235	1.655	0.870	(0.327)
Change in unit value	$1.532	$1.470	$2.911	$2.185	$0.940
Unit value:
Net asset value - end of period	$46.717	$45.185	$43.715	$40.804	$38.619
Total Return (%) (k)(s)	3.39	3.36	7.14	5.66	2.50
Ratios (%) (to average net assets):
Expenses (f)	2.07	2.04	2.05	2.02	2.01
Net investment income	2.33	2.70	2.93	3.26	3.28
Portfolio turnover (%)	33	27	45	35	17
Number of units outstanding at end of period (000 Omitted)	889	1,010	1,151	1,269	1,538

	Government Securities Variable Account
	Compass 2
	Years ended 12/31
	2005	2004	2003	2002	2001

Per unit data: (d)
Net asset value - beginning of period	$37.338	$36.470	$36.124	$33.448	$31.520
Investment income (a)	$1.936	$1.834	$1.482	$1.862	$2.183
Expenses	(0.752)	(0.726)	(0.711)	(0.677)	(0.661)
Net investment income	$1.184	$1.108	$0.771	$1.185	$1.522

Net realized and unrealized gain (loss) on investments	(0.843)	(0.240)	(0.425)	1.491	0.406
Change in unit value	$0.341	$0.868	$0.346	$2.676	$1.928
Unit value:
Net asset value - end of period	$37.679	$37.338	$36.470	$36.124	$33.448
Total Return (%) (k)(s)	0.91	2.38	0.96	8.00	6.12
Ratios (%) (to average net assets):
Expenses (f)	2.01	1.97	1.95	1.94	0.66	(m)
Net investment income (a)	3.09	2.96	2.08	3.19	4.42	(m)
Portfolio turnover (%)	69	89	138	139	89
Number of units outstanding at end of period (000 Omitted)	1,852	2,125	2,447	2,759	3,043

(a)

As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.060, increase net realized and unrealized gains and losses per unit by $0.060, and decrease the ratio of net investment income to average net assets by 0.19%. Per unit ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(d)	Per unit data is based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(m)	Excluding mortality and expense risk charges and distribution expense charges.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

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	High Yield Variable Account
	Compass 2
	Years ended 12/31
	2010	2009	2008	2007	2006

Per unit data: (d)
Net asset value - beginning of period	$42.360	$29.057	$40.344	$40.172	$36.840
Investment income	$3.913	$3.733	$3.568	$3.391	$3.121
Expenses	(0.995)	(0.781)	(0.817)	(0.901)	(0.847)
Net investment income	$2.918	$2.952	$2.751	$2.490	$2.274
Net realized and unrealized gain (loss) on investments and foreign currency	2.799	10.351	(14.038)	(2.318)	1.058
Change in unit value	$5.717	$13.303	$(11.287)	$0.172	$3.332
Unit value:
Net asset value - end of period	$48.077	$42.360	$29.057	$40.344	$40.172
Total Return (%) (k)(r)(s)	13.50	45.78	(27.98)	0.43	9.04
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.37	2.35	2.36	2.25	2.32
Expenses after expense reductions (f)	2.20	2.20	2.20	2.20	2.22
Net investment income	6.36	8.18	7.28	5.96	5.84
Portfolio turnover (%)	66	56	62	66	88
Number of units outstanding at end of period (000 Omitted)	662	753	862	958	1,119

	High Yield Variable Account
	Compass 2
	Years ended 12/31
	2005	2004	2003	2002	2001

Per unit data: (d)
Net asset value - beginning of period	$36.669	$34.056	$28.505	$28.969	$29.882
Investment income	$2.959	$2.857	$2.769	$3.015	$3.684	(a)
Expenses	(0.820)	(0.770)	(0.689)	(0.617)	(0.699)
Net investment income	$2.139	$2.087	$2.080	$2.398	$2.985
Net realized and unrealized gain (loss) on investments and foreign currency	(1.968)	0.526	3.471	(2.862)	(3.898)
Change in unit value	$0.171	$2.613	$5.551	$(0.464)	$(0.913)
Unit value:
Net asset value - end of period	$36.840	$36.669	$34.056	$28.505	$28.969
Total Return (%) (k)(r)(s)	0.47	7.67	19.47	(1.60)	(3.05)
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.28 (o)	2.21	2.20	2.18	0.90	(m)
Expenses after expense reductions (f)	2.25	N/A	N/A	N/A	N/A
Net investment income	5.76	5.91	6.53	7.84	9.16	(a)(m)
Portfolio turnover (%)	53	81	164	172	103
Number of units outstanding at end of period (000 Omitted)	1,323	1,601	1,827	2,069	2,328

(a)

As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.020, increase net realized and unrealized gains and losses per unit by $0.020, and decrease the ratio of net investment income to average net assets by 0.06%.

(d)	Per unit data is based on the average number of units outstanding during each period.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(m)	Excluding mortality and expense risk charges and distribution expense charges.
(o)

Due to a revision, the ratio of expenses before expense reductions for the year ended December 31, 2005 not previously reported was 2.28%. There was no impact to net assets or the expenses charged to the contract holder.

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(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

	Money Market Variable Account
	Compass 2
	Years ended 12/31
	2010	2009	2008	2007		2006

Per unit data: (d)
Net asset value - beginning of period	$21.523	$21.803	$21.676	$20.979		$20.331
Investment income	$0.058	$0.078	$0.567	$1.145		$1.051
Expenses	(0.334)	(0.357)	(0.432)	(0.431)		(0.403)
Net investment income (loss)	$(0.276)	$(0.279)	$0.135	$0.714		$0.648
Net realized and unrealized gain (loss) on investments	0.000 (w)	(0.001)	(0.008)	(0.017	)(g)	0.000
Change in unit value	$(0.276)	$(0.280)	$0.127	$0.697		$0.648
Unit value:
Net asset value - end of period	$21.247	$21.523	$21.803	$21.676		$20.979
Total Return (%) (k)(r)(s)	(1.28)	(1.28)	0.58	3.32		3.19
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.06	2.01	1.99	2.00		1.95
Expenses after expense reductions (f)	1.56	1.66	1.97	N/A		N/A
Net investment income (loss)	(1.28)	(1.27)	0.61	3.29		3.15
Number of units outstanding at end of period (000 Omitted)	621	732	793	887		928

	Money Market Variable Account
	Compass 2
	Years ended 12/31
	2005		2004	2003	2002	2001

Per unit data: (d)
Net asset value - beginning of period	$20.073		$20.188	$20.322	$20.341	$19,862
Investment income	$0.661		$0.281	$0.247	$0.382	$0.950
Expenses	(0.403)		(0.396)	(0.381)	(0.401)	(0.471)
Net investment income (loss)	$0.258		$(0.115)	$(0.134)	$(0.019)	$0.479
Net realized and unrealized gain (loss) on investments	(0.000	)(w)	0.000	0.000	0.000	0.000
Change in unit value	$0.258		$(0.115)	$(0.134)	$(0.019)	$0.479
Unit value:
Net asset value - end of period	$20.331		$20.073	$20.188	$20.322	$20.341
Total Return (%) (k)(r)(s)	1.29		(0.57)	(0.66)	(0.09)	2.41
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	1.99		1.96	1.87	1.96	0.65	(m)
Expenses after expense reductions (f)	N/A		N/A	N/A	N/A	N/A
Net investment income (loss)	1.38		(0.56)	(0.63)	(0.12)	2.51	(m)
Number of units outstanding at end of period (000 Omitted)	1,128		1,009	1,172	1,626	1,986

(d)	Per unit data is based on the average number of units outstanding during each period.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per unit amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of variable account units and the per unit amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(m)	Excluding mortality and expense risk charges and distribution expense charges.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per unit amount was less than $0.001.

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	Total Return Variable Account
	Compass 2
	Years ended 12/31
	2010	2009	2008	2007	2006

Per unit data: (d)
Net asset value - beginning of period	$47.266	$40.464	$52.709	$51.373	$46.459
Investment income	$1.590	$1.601	$1.748	$1.832	$1.749
Expenses	(1.026)	(0.892)	(1.008)	(1.126)	(1.033)
Net investment income	$0.564	$0.709	$0.740	$0.706	$0.716
Net realized and unrealized gain (loss) on investments and foreign currency	3.582	6.093	(12.985)	0.630	4.198
Change in unit value	$4.146	$6.802	$(12.245)	$1.336	$4.914
Unit value:
Net asset value - end of period	$51.412	$47.266	$40.464	$52.709	$51.373
Total Return (%) (k)(r)(s)	8.77	16.81	(23.23)	2.60	10.58
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.18	2.18	2.16	2.12	2.14
Expenses after expense reductions (f)	2.10	2.10	2.10	2.11	N/A
Net investment income	1.13	1.64	1.52	1.30	1.46
Portfolio turnover (%)	32	41	57	54	45
Number of units outstanding at end of period (000 Omitted)	587	685	807	948	1,156

	Total Return Variable Account
	Compass 2
	Years ended 12/31
	2005	2004		2003	2002	2001

Per unit data: (d)
Net asset value - beginning of period	$45.729	$41.571		$35.950	$38.562	$39.126
Investment income (a)	$1.521	$1.450		$1.237	$1.407	$1.513
Expenses	(0.970)	(0.905)		(0.800)	(0.777)	(0.830)
Net investment income	$0.551	$0.545		$0.437	$0.630	$0.683
Net realized and unrealized gain (loss) on investments and foreign currency	0.179	3.613		5.184	(3.242)	(1.247)
Change in unit value	$0.730	$4.158		$5.621	$(2.612)	$(0.564)
Unit value:
Net asset value - end of period	$46.459	$45.729		$41.571	$35.950	$38.562
Total Return (%) (k)(r)(s)	1.60	10.00	(b)	15.64	(6.77)	(1.44)
Ratios (%) (to average net assets):
Expenses (f)	2.12	2.11		2.10	2.08	0.85 (m)
Net investment income(a)	1.18	1.25		1.13	1.43	1.67 (m)
Portfolio turnover (%)	49	64		62	76	104
Number of units outstanding at end of period (000 Omitted)	1,349	1,511		1,688	1,871	2,080

(a)

As required, effective January 1, 2001, the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.020 and $0.020, increase net realized and unrealized gains and losses per unit by $0.020, and decrease the ratio of net investment income to average net assets by 0.05%. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)

The variable account’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset values per unit based on the units outstanding on the day the accrual was recorded.

(d)	Per unit data is based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

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(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(m)	Excluding mortality and expense risk charges and distribution expense charges.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

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	Global Governments Variable Account
	Compass 2
	Years ended 12/31
	2010	2009	2008	2007	2006

Per unit data: (d)
Net asset value - beginning of period	$30.488	$29.979	$27.622	$25.732	$24.865
Investment income	$0.781	$0.885	$0.944	$1.052	$1.003
Expenses	(0.763)	(0.742)	(0.716)	(0.653)	(0.629)
Net investment income	$0.018	$0.143	$0.228	$0.399	$0.374
Net realized and unrealized gain (loss) on investments and foreign currency	0.971	0.366	2.129	1.491	0.493
Change in unit value	$0.989	$0.509	$2.357	$1.890	$0.867
Unit value:
Net asset value - end of period	$31.477	$30.488	$29.979	$27.622	$25.732
Total Return (%) (k)(r)(s)	3.24	1.70	8.54	7.34	3.49
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	3.64	3.33	3.50	3.35	3.39
Expenses after expense reductions (f)	2.50	2.50	2.50	2.50	2.50
Net investment income	0.06	0.48	0.79	1.52	1.48
Portfolio turnover (%)	55	87	111	141	118
Number of units outstanding at end of period (000 Omitted)	55	85	91	85	104

	Global Governments Variable Account
	Compass 2
	Years ended 12/31
	2005	2004	2003	2002		2001

Per unit data: (d)
Net asset value - beginning of period	$27.240	$25.169	$22.125	$18.653		$19.378
Investment income (a)	$0.925	$0.872	$0.877	$0.861		$0.946
Expenses	(0.651)	(0.633)	(0.584)	(0.486)		(0.500)
Net investment income	$0.274	$0.239	$0.293	$0.375		$0.446
Net realized and unrealized gain (loss) on investments and foreign currency	(2.649)	1.832	2.751	3.097		(1.171)
Change in unit value	$(2.375)	$2.071	$3.044	$3.472		$(0.725)
Unit value:
Net asset value - end of period	$24.865	$27.240	$25.169	$22.125		$18.653
Total Return (%) (k)(r)(s)	(8.72)	8.23	13.76	18.61		(3.74)
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.95	2.67	2.47	2.44		1.39	(m)
Expenses after expense reductions (f)	2.50	2.50	N/A	2.50	(e)	1.28	(m)
Net investment income(a)	1.04	0.94	1.23	1.73		2.23	(m)
Portfolio turnover (%)	144	128	130	126		72
Number of units outstanding at end of period (000 Omitted)	116	128	161	160		134

(a)

As required, effective January 1, 2001, the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.  The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.020 and $0.080, increase net realized and unrealized gains and losses per unit by $0.080 and decrease the ratio of net investment income to average net assets by 0.41% respectively. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(d)	Per unit data is based on the average number of units outstanding during each year.
(e)	Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(m)	Excluding mortality and expense risk charges and distribution expense charges.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

14

FINANCIAL STATEMENTS

Financial Statements of the Company are included in the SAI.

A WORD ABOUT THE COMPANY AND THE VARIABLE ACCOUNTS

The Company

Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”), a diversified financial services organization. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934, as amended, with common shares listed on the Toronto, New York, and Philippine stock exchanges.

The Variable Accounts

MMVA, HYVA and CAVA were established as separate accounts of the Company on July 22, 1982 pursuant to a resolution of its Board of Directors. GSVA was established on April 20, 1984. GGVA, and TRVA were established on January 4, 1988. Each of the Variable Accounts meets the definition of a separate account under federal securities laws. Under Delaware insurance law and the Contracts, the income, gains or losses of the Variable Accounts are credited to or charged against the assets of the Variable Accounts without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Accounts will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

In addition to the Contracts offered by this Prospectus, the Company issues other variable annuity contracts participating in the Variable Accounts. These contracts may have different charges that could affect the value of the Variable Accounts and may offer different benefits more suitable for your needs. For more information about these contracts, please contact us at the phone number or address on the back cover page.

MMVA, CAVA, GSVA, HYVA and TRVA are registered with the SEC as open-end, diversified, management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”).  GGVA is registered as an open-end, non-diversified management investment company. Variable accounts with different fees or charges could be substituted for the Variable Accounts in the future.

Investment Objectives and Policies

The following is a description of the Variable Accounts’ investment objectives and strategies. Each Variable Account’s investment objective may be changed without approval of Owners of or Payees under the Contracts. The SAI also includes a discussion of specific investment restrictions which govern the Variable Accounts’ investment policies. Certain of these investment restrictions, as specifically noted in the SAI, may not be changed without approval of Owners of and Payees under the Contracts and other contracts participating in the investment experience of the Variable Accounts (see “Voting Rights”).

Investment strategies which are common to all the Variable Accounts are described under the caption “Certain Investment Policies and Risk” below.

Money Market Variable Account

Investment Objective

The Variable Account’s investment objective is to seek a high level of current income consistent with preservation of capital and liquidity. The Variable Account’s objective may be changed without approval by Owners or Payees.

15

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, each Variable Account’s investment adviser) normally invests the Variable Account’s assets in U.S. dollar-denominated money market instruments and repurchase agreements.

In buying and selling investments for each Variable Account, MFS complies with industry-standard regulatory requirements for money market funds regarding credit quality, diversification, liquidity, and maturity. MFS stresses liquidity, and income. MFS does not seek to maintain a single unit value of $1.00 per unit.

Principal Investment Types

The principal investment types in which the Variable Account may invest are:

Money Market Instruments:  Money market instruments are high-quality, short-term instruments that pay a fixed, variable, or floating interest rate. Money market instruments include bank certificates of deposit and other bank obligations of U.S. and foreign banks; notes, commercial paper, asset-backed securities of U.S. and foreign issuers; U.S. and foreign government securities; and municipal instruments.

U.S. Government Securities:  U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of collateralized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Municipal Instruments:  Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Repurchase Agreements:  Repurchase agreements are agreements to buy a security from a third party at one price, with simultaneous agreements to sell it back to the third party at an agreed-upon price.

Principal Risks

The yield and share price of the Variable Account will change daily based on changes in interest rates and market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate, Credit, and Liquidity Risk:  A major or unexpected increase in interest rates, a decline in the credit quality of an issuer or entity providing credit support, or an inactive trading market for money market instruments could cause MMVA’s unit value to fluctuate. The value of a money market instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, or other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, regulatory, geopolitical, and other conditions.

Bank Focus Risk:  Events that affect the banking or related industries may have a significant adverse effect on the fund. Issuers in a single industry or related industries can react similarly to market, economic, political, regulatory, geopolitical, or other conditions. Issuers in the banking industry are subject to many risks, including adverse government regulation, decreased availability and increased cost of capital, and changes in interest and/or default rates.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, market and economic conditions, issuer, industry-specific and other conditions. If

16

the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in price. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can significantly affect the fund and the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Foreign Exposure Risk:  Exposure to foreign markets through issuers or entities providing credit support can involve increased risks due to adverse market, economic, political, regulatory, geopolitical or other conditions.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

Defensive Investing Risk:  When MFS invests defensively, different factors could affect the Variable Account’s performance and the Variable Account may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information Available

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the Variable Account’s Statement of Additional Information (“SAI”).

High Yield Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Variable Account’s objective may be changed without approval by Owners or Payees.

Principal Investment Strategies

MFS normally invests at least 80% of the Variable Account’s net assets in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments.

Debt instruments include corporate bonds, foreign government securities, and other obligations to repay money borrowed.

MFS may invest up to 100% of the fund’s assets in lower quality debt instruments.

MFS may invest the Variable Account’s assets in foreign securities.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include

17

the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Investment Types

The principal investment types in which the Variable Account may invest are:

Debt Instruments:  Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Lower Quality Debt Instruments:  Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are debt instruments of less than investment grade quality.

Corporate Bonds:  Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

Foreign Government Securities:  Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Floating Rate Loans:  Floating rate loans are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually), based on a base lending rate such as the London Interbank Bank Offered Rate (LIBOR), plus a premium. Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan.  Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest in a third party holder’s portion of the loan. Senior floating rate loans are secured by specific collateral of the borrower, and are senior to most other securities of the borrower (e.g., common stocks or other debt instruments) in the event of bankruptcy. Floating rate loans can be subject to restrictions on resale and can be less liquid than other types of securities.

Derivatives:  Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

Principal Risks

The yield and share price of the Variable Account will change daily based on changes in interest rates and market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate Risk:  The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Credit Risk:  The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its

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obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The price of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, regulatory, geopolitical, and other conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the price of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction.  For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Lower quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments can be less liquid, especially during periods of recession or general market decline.

Foreign Risk:  Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical or other conditions. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical or other conditions than the U.S. market.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the Variable Account. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk:  Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Variable Account. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

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Frequent Trading Risk:  Frequent trading increases transaction costs, which may reduce the Variable Account’s return.

Defensive Investing Risk:  When MFS invests defensively, different factors could affect the Variable Account’s performance and the Variable Account may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information Available

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the Variable Account’s Statement of Additional Information (“SAI”).

Capital Appreciation Variable Account

Investment Objective

The Variable Account’s investment objective is to seek capital appreciation. The Variable Account’s objective may be changed without approval by Owners or Payees.

Principal Investment Strategies

MFS normally invests the Variable Account’s assets primarily in equity securities.

MFS focuses on investing the Variable Account’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While MFS may invest the Variable Account’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the Variable Account’s assets in foreign securities.

MFS uses a bottom-up investment approach to buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Investment Type

The principal investment type in which the Variable Account may invest is:

Equity Securities:  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Principal Risks

The share price of the Variable Account will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Stock Market Risk:  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small

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cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk:  Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.

Growth Company Risk:  The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Foreign Risk:  Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical or other conditions. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical or other conditions than the U.S. market.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

Frequent Trading Risk:  Frequent trading increases transaction costs, which may reduce the Variable Account’s return.

Defensive Investing Risk:  When MFS invests defensively, different factors could affect the Variable Account’s performance and the Variable Account may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information Available

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the Variable Account’s Statement of Additional Information (“SAI”).

Government Securities Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Variable Account’s objective may be changed without approval by Owners or Payees.

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Principal Investment Strategies

MFS normally invests at least 80% of the Variable Account’s net assets in U.S. Government securities.

MFS generally invests substantially all of the Variable Account’s assets in investment grade debt instruments.

MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Investment Types

The principal investment types in which the Variable Account may invest are:

Debt Instruments:  Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

U.S. Government Securities:  U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of collateralized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Collateralized Instruments:  Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Inflation-Adjusted Debt Instruments:  Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Derivatives:  Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

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Principal Risks

The yield and share price of the Variable Account will change daily based on changes in interest rates and market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate Risk:  The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Inflation-adjusted debt instruments tend to react to changes in “real” interest rates. “Real” interest rates represent nominal interest rates reduced by the inflation rate.

Credit Risk:  The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The price of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, regulatory, geopolitical, and other conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the price of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction.  For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury.

Issuer Focus Risk:  Because MFS may invest a relatively large percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance could be closely tied to that one issuer or those issuers, and could be more volatile than the performance of more diversified funds.

Prepayment/Extension Risk:  Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds and certain derivatives, and municipal housing bonds, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Inflation-Adjusting Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve

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analysis and processing that differs from that required for other investment types used by the Variable Account. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk:  Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Variable Account. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

Frequent Trading Risk:  Frequent trading increases transaction costs, which may reduce the Variable Account’s return.

Defensive Investing Risk:  When MFS invests defensively, different factors could affect the Variable Account’s performance and the Variable Account may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information Available

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the Variable Account’s Statement of Additional Information (“SAI”).

Global Governments Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Variable Account’s objective may be changed without approval by Owners or Payees.

Principal Investment Strategies

MFS normally invests at least 80% of the Variable Account’s net assets in U.S. and foreign government securities.

MFS normally invests the Variable Account’s assets primarily in debt instruments of the U.S. Government and of foreign governments in developed countries.

MFS may invest more than 25% of the Variable Account’s assets in one country or a limited number of countries.

MFS generally invests substantially all of the Variable Account’s assets in investment grade debt instruments.

The Variable Account is a non-diversified investment management company. This means that MFS may invest a relatively large percentage of the Variable Account’s assets in a single issuer or a small number of issuers.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

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MFS generally uses a top-down approach to buying and selling investments for the fund. MFS allocates the fund’s assets across countries and selects investments primarily based fundamental economic and financial analysis of the creditworthiness of each country and the relative value of countries’ external debt, currencies, and local market debt. MFS may consider economic and financial fundamentals, liquidity, duration, relative value, and other factors. Quantitative models that systematically evaluate these and other factors may also be considered.

Principal Investment Types

The principal investment types in which the Variable Account may invest are:

Debt Instruments:  Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

U.S. Government Securities:  U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of collateralized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Collateralized Instruments:  Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Foreign Government Securities:  Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments:  Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Derivatives:  Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

Principal Risks

The yield and share price of the Variable Account will change daily based on changes in interest rates and market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the Variable Account. An investment in the

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Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Interest Rate Risk:  The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Credit Risk:  The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The price of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, regulatory, geopolitical, and other conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the price of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction.  For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury.

Foreign Risk:  Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market.

Emerging Markets Risk:  Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less developed economies and markets, less developed legal, regulatory, and accounting systems, and more government involvement in the economy than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk:  A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Geographic Concentration Risk:  Because MFS may invest a relatively large percentage of the Variable Account’s assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Variable Account’s

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performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical or other conditions in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Non-Diversification Risk:  Because MFS may invest a relatively large percentage of the Variable Account’s assets in a single issuer or small number of issuers, the Variable Account’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Prepayment/Extension Risk:  Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds and certain derivatives, and municipal housing bonds, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Inflation-Adjusting Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the Variable Account. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk:  Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Variable Account. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

Frequent Trading Risk:  Frequent trading increases transaction costs, which may reduce the Variable Account’s return.

Defensive Investing Risk:  When MFS invests defensively, different factors could affect the Variable Account’s performance and the Variable Account may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

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Further Information Available

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the Variable Account’s Statement of Additional Information (“SAI”).

Total Return Variable Account

Investment Objective

The Variable Account’s investment objective is to seek total return. The Variable Account’s objective may be changed without approval by Owners or Payees.

Principal Investment Strategies

MFS invests the Variable Account’s assets in equity securities and debt instruments. Equity securities include common stocks, preferred stocks, securities convertible into common stocks, and depositary receipts for those securities. Debt instruments include corporate bonds, U.S. Government securities, collateralized instruments, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed. MFS seeks to invest between 40% and 75% of the Variable Account’s assets in equity securities and at least 25% of the Variable Account’s assets in fixed-income senior securities.

MFS focuses on investing the Variable Account’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

While MFS may invest the Variable Account’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

Of the Variable Account’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.

MFS may invest the Variable Account’s assets in foreign securities.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the Variable Account. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s current financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.

Principal Investment Types

The principal investment types in which the Variable Account may invest are:

Equity Securities:  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Debt Instruments:  Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other

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asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds:  Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

U.S. Government Securities:  U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of collateralized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Collateralized Instruments:  Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Municipal Instruments:  Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Foreign Government Securities:  Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments:  Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Derivatives:  Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

Principal Risks

The share price of the Variable Account will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the Variable Account. An investment in the Variable Account is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the Variable Account are:

Stock Market Risk:  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease

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significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk:  Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.

Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Interest Rate Risk:  The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Credit Risk:  The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The price of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, regulatory, geopolitical, and other conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the price of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction.  For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Foreign Risk:  Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical or other conditions. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical or other conditions than the U.S. market.

Prepayment/Extension Risk:  Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds and certain derivatives, and municipal housing bonds, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. In addition, prepayment rates are

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difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Inflation-Adjusting Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, market and economic conditions, issuer, industry-specific and other conditions. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in price. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can significantly affect the fund and the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the Variable Account. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk:  Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Variable Account. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the Variable Account underperforming other funds with similar investment strategies and/or underperforming the markets in which the Variable Account invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

Frequent Trading Risk:  Frequent trading increases transaction costs, which may reduce the Variable Account’s return.

Defensive Investing Risk:  When MFS invests defensively, different factors could affect the Variable Account’s performance and the Variable Account may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information Available

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the Variable Account’s Statement of Additional Information (“SAI”).

The Fixed Account

Purchase Payments may be allocated to the Fixed Account which is made up of all of the general assets of the Company other than those allocated to any separate account. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. The Company guarantees that it will credit interest at a rate

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of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contract. See Appendix A to the SAI for a more detailed description of the Fixed Account.

MANAGEMENT OF THE VARIABLE ACCOUNTS

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for each Variable Account.  Subject to the supervision of the Boards of Managers of the Variable Accounts, MFS is responsible for managing each Variable Account’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between each Variable Account and MFS.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924. MFS serves as investment adviser to each of the funds in the MFS Family of Funds and to certain other investment companies established by MFS and/or the Company. Certain administrative functions relating to the Contracts and the Variable Accounts are performed by the Company.

For a description of expenses paid by each Variable Account see “Management of the Variable Accounts” in the SAI.

A discussion regarding the basis for the Board of Managers’ approval of the Investment Advisory Agreement between the Variable Accounts and MFS is available in the Variable Accounts’ most recent annual report that ends December 31.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of Variable Account portfolio holdings. A description of this policy is provided in the SAI.

For each Variable Account, the following information is generally available to you on the MFS Web site (mfs.com) by clicking on “Products and Performance,” then “Compass,” then a Variable Account name:

Information	Approximate Date of Posting to Web Site
Variable Account’s full holdings as of each month’s end	24 days after month end

Holdings may include short positions.

In addition, for the Money Market Variable Account, the following information is generally available to you on the MFS Web site (mfs.com) by clicking on “Products and Performance,” then “Compass,” then a Variable Account name:

Information	Approximate Date of Posting to Web Site
Variable Account’s full holdings as of each month’s end	5 business days after month end

Note that the Variable Accounts or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the Variable Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of each Variable Account is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Variable Account shares, and possible conflicts of interest, is available in the Variable Account’s SAI.

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Fund	Portfolio Manager	Primary Role	Since	Title and Five Year History

High Yield Variable Account	William J. Adams	Portfolio Manager	May 2011	Investment Officer of MFS; employed in the investment area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005

High Yield Variable Account	David P. Cole	Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004

Capital Appreciation Variable Account	Jeffrey C. Constantino	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 2000.

Government Securities Variable Account	Geoffrey L. Schechter	Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 1993.

Global Governments Variable Account	Matthew W. Ryan	Portfolio Manager	2002	Investment Officer of MFS; employed in the investment area of MFS since 1988

Global Governments Variable Account	Erik S. Weisman	Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 2002.

Total Return Variable Account	Brooks A. Taylor	Lead/Equity Securities Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1996.

Total Return Variable Account	Nevin P. Chitkara	Equity Securities Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Total Return Variable Account	William P. Douglas	Mortgage Backed Debt Securities Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 2004

Total Return Variable Account	Steven R. Gorham	Equity Securities Portfolio Manager	2002	Investment Officer of MFS; employed in the investment area of MFS since 1992.

Total Return Variable Account	Richard O. Hawkins	Debt Securities Portfolio Manager	2005	Investment Officer of MFS; employed in the investment area of MFS since 1988.

Total Return Variable Account	Joshua P. Marston	Debt Securities Portfolio Manager	2008	Investment Officer of MFS; employed in the investment area of MFS since 1999.

Administrator

MFS provides each Variable Account with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between each Variable Account and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PERIOD

Purchase Payments

You must send all Purchase Payments to us at our Annuity Service Mailing Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date (the “Accumulation Period”). Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, unless we agree otherwise, the Company will not accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

An applicant’s completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business

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days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately unless you specifically consent to our retaining the Purchase Payment until we can complete the application. No interest will be credited or accumulation units purchased until the application is completed. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

We will allocate each net Purchase Payment to either the Fixed Account or to the Variable Accounts or to both the Variable Accounts and the Fixed Account in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Variable Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Variable Account by the Variable Accumulation Unit value for that Variable Account for the Valuation Period during which we receive the Purchase Payment. The value of an Accumulation Unit will be determined by investment performance, expenses and deductions of certain charges.

We established the Variable Accumulation Unit value for each Variable Account at $10.00 for the first Valuation Period of that Valuation Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may also be required to block a contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

The Net Investment Factor for any Variable Account for any Valuation Period is determined by adding (a) and (b), subtracting from that amount the sum of (c) and (d), and then dividing the result of the difference by (a), where:

(a) is the value of the Variable Account’s net assets attributable to the Contracts at the end of the preceding Valuation Period;

(b) is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Variable Account during the Valuation Period;

(c) is the capital losses, realized or unrealized, charged against such assets of the Variable Account in the Valuation Period plus, with respect to such assets, any amount charged against the Variable Account or set aside as a reserve to maintain or operate the Variable Account for the Valuation Period; and

(d) is the expenses of the Variable Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge and the investment management fee and the other expenses of the Variable Account, subject to any applicable expense limitation.

The assets of the Variable Accounts normally are composed chiefly of investment securities. The value of each Variable Account’s assets is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, the value of each Variable Account’s assets may be calculated earlier as permitted by the SEC. On days when the Exchange is closed (such as week-ends and holidays), the value of each Variable Account’s assets is not calculated, and each Variable Account does not transact purchase and redemption orders. To the extent a Variable Account’s assets are traded in other markets on days when the

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value of a Variable Account’s assets are not calculated, the value of the Variable Account’s assets may change when the Variable Accounts do not transact purchase and redemption orders.

To determine the value of each Variable Account’s assets except for the Money Market Variable Account, the Variable Account’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost. To determine the value of the Money Market Variable Account’s assets, the Variable Account’s investments are generally valued at amortized cost.

The Board of Managers has delegated primary responsibility for determining or causing to be determined the value of each Variable Account’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Managers.

Under each Variable Account’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from third-party pricing services. These valuations can be based on both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the value of each Variable Account’s assets, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded.  Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the value of each Variable Account’s assets may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, a Variable Account’s foreign equity securities may often be valued at fair value. The adviser may rely on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the value of a Variable Account’s assets can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the value of a Variable Account’s assets may differ from quoted or published prices for the same investments. There can be no assurance that a Variable Account could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the Variable Account determines its net asset value per share.

Transfers

During the Accumulation Period, you may transfer all or part of the value of your Accumulation Account to one or more Variable Accounts or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of the Variable Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

1. you may make transfers involving Fixed Accumulation Units only during the 45 day period before and the 45 day period after each Contract Anniversary;

2. you may not make more than 12 transfers in any Contract Year;

3. the amount transferred may not be less than $1,000 unless you are transferring your entire balance in the Fixed Account or a Variable Account; and

4. we impose additional restrictions on market timers, which are further described under “Short-Term Trading” below.

We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. Under current tax law a transfer will not result in any tax liability. You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

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Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Subject to availability and only after your authorized registered representative has consented to our online terms of use, we may also permit your authorized registered representative to request transfers electronically over the Internet on our broker website. If a written, telephone, or electronic transfer request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be effective that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe are genuine. We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be effective as of the close of the Business Day if we receive the transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, the transfer request will be effective on the next Business Day.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described below in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted.  Subject to availability, we may permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Variable Account’s performance. If large amounts of money are suddenly transferred out of a Variable Account, the Account’s investment adviser cannot effectively invest in accordance with the Account’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under “Transfers,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers (of no more than $15 per transfer).

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Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time.

Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner’s value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the other Contract Owners, in the following instances:

•                  when a new broker of record is designated for the Contract;

•                  when the Contract Owner changes;

•                  when control of the Contract passes to the designated beneficiary upon the death of the Owner or Annuitant;

•                  when necessary in our view to avoid hardship to a Contract Owner;

•                  when Variable Accounts are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Variable Account’s performance. If large amounts of money are suddenly transferred out of a Variable Account, the Variable Account’s investment adviser cannot effectively invest in accordance with the Variable Account’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Short-Term Trading Risks.  To the extent that the Variable Accounts or their agents are unable to curtail excessive trading practices in a Variable Account, these practices may interfere with the efficient management of the Variable Account’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the Variable Account’s performance.

In addition, to the extent that a Variable Account invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Variable Account’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the Variable Account determines its net asset value. The Variable Account’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Variable Account’s fair valuation policies and procedures will prevent dilution of the Variable Account’s net asset value by short-term traders.

To the extent that a Variable Account invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived

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pricing inefficiencies in the Variable Account’s investments. Such short-term trading strategies may interfere with efficient management of the Variable Account’s portfolio to a greater degree than Variable Accounts that invest in more frequently traded or liquid securities, in part because the Variable Account may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Variable Account shares held by other shareholders.

CASH WITHDRAWALS

At any time during the Accumulation Period you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see “Withdrawal Charges” below.) Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. See “U.S. Federal Income Tax Considerations.” In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000 we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal you may specify the amount you want withdrawn from the Fixed Account and/or each Variable Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata based on your allocations at the end of the Valuation Period during which we receive your request.

If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request less any applicable withdrawal charge and reduce the value of your Accumulation Account by deducting the amount requested. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for following periods:

•                  when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

•                  when it is not reasonably practical to dispose of securities held by the Variable Accounts or to determine the value of the net assets of the Variable Accounts, because an emergency exists as defined by the SEC; or

•                  when an SEC order permits us to defer payment for the protection of security holders.

If, pursuant to SEC rules, the Money Market Variable Account suspends payment of redemptions in connection with a full liquidation of the Variable Account, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Variable Account until it is liquidated.

Section 403(b) Annuities

The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for the Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 (“Pre-1989 Account Value”) may be made only when you attain age 59½, separate from service with your employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions (“Restricted Account Value”).

Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, you must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in

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addition to any withdrawal charge applicable under the Contract (see “Tax Sheltered Annuities” under “Withholding”). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers such plan for information as to such investment alternatives.

For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities) and on how we administer 403(b) annuity policies, see “Tax Sheltered Annuities” under “Withholding.”

Texas Optional Retirement Program

Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant’s retirement account. If a participant does not commence the second year of participation in the plan as a “faculty member” as defined in Title 110B of the State of Texas Statutes, we will return the State’s contribution. If a participant does begin a second year of participation, the employer’s first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer’s subsequent contributions.

The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant’s death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

DEATH BENEFIT

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit except as may be provided under annuity option B, D, or E if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or in a single lump sum payment of their discounted value).

You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you, or if you are the Annuitant, to your estate. If your designated Beneficiary dies after the date of death of the Annuitant and before an election is made to receive the death benefit in either a cash payment or under one of our annuity options, the estate of the Beneficiary shall be entitled to receive the death benefit in a single lump sum.

During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under “Annuity Provisions” in this Prospectus, for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see “Other Contractual Provisions—Death of Owner”).

Payment of Death Benefit

If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in

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accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under “Cash Withdrawals.” If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary, as applicable. If you elect to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the date we receive Due Proof of Death of the Annuitant and the Beneficiary, if any. If your Beneficiary elects to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain your Accumulation Account in effect until the Annuity Commencement Date. Unless otherwise restricted by the terms of your retirement plan or applicable law, you or your Beneficiary, as the case may be, may elect an Annuity Commencement Date later than that specified above, provided that the later date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of you or your Beneficiary, as applicable (see “Annuity Commencement Date”).

Amount of Death Benefit

The death benefit is equal to the greatest of:

1.               the value of your Accumulation Account;

2.               the total Purchase Payments made under the Contract reduced by all withdrawals; and

3.               unless prohibited by applicable state law, the value of your Accumulation Account on the fifth Contract Anniversary, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after the fifth Contract Anniversary.

To determine the amount of the death benefit under (1) above we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

CONTRACT CHARGES

We will assess contract charges under the Contracts as follows:

Contract Maintenance Charge

We deduct an annual contract maintenance charge of $25 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Variable Account in which you have Accumulation Units at the time of the deduction.

On the Annuity Commencement Date we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer’s retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

Mortality and Expense Risk Charge

We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

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For assuming these risks, we make a deduction from the Variable Accounts with respect to the Contracts at the end of each Valuation Period both during the Accumulation Period and after annuity payments begin at an effective annual rate of 1.30% with respect to MMVA, HYVA, CAVA, and GSVA, and 1.25% with respect to GGVA and TRVA. We may change the rate of this deduction annually but it will not exceed 1.30% and 1.25%, respectively, on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

Investment Management Fees

The Company makes a deduction from the Variable Accounts at the end of each Valuation Period for the investment management fees payable to MFS. For the fiscal year ended December 31, 2010, each Variable Account paid MFS an effective management fee equal to the percentage of the Variable Account’s average daily net assets as set forth below. The management fee set forth in each Variable Account’s Investment Advisory Agreement is the percentage of the Variable Accounts’ average daily net assets as set forth below.

Fund	Effective Management Fee	Management Fee As Set Forth in the Investment Advisory Agreement

Money Market Variable Account	0.11%	0.50%

High Yield Variable Account	0.70%	0.75%

Capital Appreciation Variable Account	0.75%	0.75%

Government Securities Variable Account	0.55%	0.55%

Total Return Variable Account	0.75%	0.75% of first $300 million; 0.675% in excess of $300 million

Global Governments Variable Account	0.75%	0.75% of first $300 million; 0.675% in excess of $300 million

MFS agreed in writing to reduce its management fee for the following Variable Accounts to the percentage of the Variable Account’s average daily net assets (ADNA) annually as set forth below:

Fund	Management Fee Reduced to
High Yield Variable Account*	0.70% of the first $300 million of ADNA
High Yield Variable Account**	0.675% of ADNA in excess of $300 million
Money Market Variable Account**	0.45% of ADNA in excess of $500 million
Government Securities Variable Account**	0.495% of ADNA in excess of $300 million
Capital Appreciation Variable Account**	0.675% of ADNA in excess of $300 million

*	This written agreement will remain in effect until modified by the Variable Account’s Board of Managers, but such agreement will continue until at least April 30, 2012.

**	This written agreement will remain in effect until modified by a vote of the Variable Account’s Owners.

In addition, MFS has voluntarily agreed to waive all or a portion of the management fee of the Money Market Variable Account and bear some or all of the Account’s expenses excluding mortality and expense risk fees to avoid a negative yield for the Account. MFS may terminate this voluntary waiver at any time.

In addition, MFS has agreed in writing to bear each of the following Account’s “Total Annual Expenses” which exceed 1.25% of the Account’s average daily net assets annually for the Capital Appreciation Variable Account, Global

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Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account, and Total Return Variable Account.  This expense limitation excludes taxes, portfolio brokerage commissions and interest, and to the extent permitted, extraordinary expenses, and mortality and expense risk charges, and contract maintenance charges payable to the Company, and will continue until modified by a vote of the Account’s shareholders. This expense limitation is expected to continue indefinitely.

For further description of expenses paid by each Variable Account see “Management of the Variable Accounts” in the SAI.

Withdrawal Charges

We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for five years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Variable Accounts or between the Variable Accounts and the Fixed Account.

All other full or partial withdrawals are subject to a withdrawal charge equal to 5% of the amount withdrawn which is subject to the charge. The charge will be applied as follows:

(1) Old Payments, New Payments and accumulated value: In a given Contract Year, “New Payments” are Payments you have made in that Contract Year or in the four previous Contract Years; “Old Payments” are all Purchase Payments made before the previous four Contract years; and the remainder of your Accumulation Account value—that is, the value of your Accumulation Account minus the total of Old and New Payments—is called the “accumulated value.”

(2) Order of withdrawal: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

(3) Free withdrawal amount: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these new Payments have been previously withdrawn.

(4) Amount subject to withdrawal charge: We will impose the withdrawal charge on the excess, if any, of (a) Old and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

Aggregate withdrawal charges assessed against a Contract will never exceed 5% of the total amount of Purchase Payments made under the Contract. (See Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

Premium Taxes

We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

ANNUITY PROVISIONS

Annuity Commencement Date

We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month that falls after the first thirty days following issuance

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of the Contract and before the first month following the Annuitant’s 95th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. For example, in most situations, current law requires that under a Qualified Contract certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option as described under “Death Benefit.” Please refer to the terms of your plan for additional restrictions.

On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see “Contract Maintenance Charge”). No cash withdrawals will be permitted after the Annuity Commencement Date except as may be available under Annuity Option B, D, or E if elected.

(Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value. The discount rate for a Variable Annuity will be the assumed interest rate in effect (See “Annuity Payment Rates”); the discount rate for a Fixed Annuity will be based on the interest rate used to determine the amount of each payment.)

Annuity Options

During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary as provided under “Death Benefit.”

You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected. If you have properly named a Co-Annuitant, but have not selected the sole Annuitant at least 30 days before the Annuity Commencement Date, the person you have named as the Co-Annuitant will become the sole Annuitant.

Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Variable Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Variable Accounts will be determined on a pro rata basis from the composition of your Accumulation Account on the Annuity Commencement Date.

Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity. Under Option A and Option C it is possible that a contract owner will only receive one payment.

Annuity Option A. Life Annuity: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

Annuity Option B. Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

Annuity Option C. Joint and Survivor Annuity: We make monthly payments during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

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*Annuity Option D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected.

*Annuity Option E. Fixed Payments: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

*           The election of this Annuity Option may result in the imposition of a penalty tax.

Determination of Annuity Payments

We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant depending on the investment performance of the Variable Accounts.

The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

Exchange of Variable Annuity Units

After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Variable Account to another, up to a maximum of twelve such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

Annuity Payment Rates

The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

If net investment return of the Variable Accounts were exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

As a general rule within a particular Annuity Option, annuity payments of a shorter duration result in a higher payment amount than an annuity payment paid over a longer duration. Similarly, annuity payments made on a more frequent basis will result in a smaller payment amount than annuity payments made on a less frequent basis.

OTHER CONTRACT PROVISIONS

Owner

As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the

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imposition of tax (see “U.S. Federal Income Tax Considerations”). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

Death of Owner

If you are the Owner of a Non-Qualified Contract and you die before the Annuity Commencement Date, the entire value of your Accumulation Account must be distributed either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the “designated beneficiary” as defined below, with annuity payments beginning within one year after the date of your death. The person named as “successor Owner” shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

These mandatory distribution requirements will not apply when the Beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner (unless your spouse is your Beneficiary and elects to continue the Contract) the Death Benefit provision of the Contract controls, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements.

If you are both the Owner and Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code.

Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting Rights

Owners of and Payees under the Contracts and other contracts participating in the investment experience of each Variable Account have the right to vote at meetings of owners/payees of the particular Variable Account, upon such matters as the election of Members of the Board of Managers, proposed changes in the Variable Accounts’ fundamental investment restrictions and such other matters as the Investment Company Act of 1940 may require. Except when a larger quorum is required by any provision of law, there shall be present at all meetings of Owners, either in person or by proxy, Owners entitled to cast votes representing a majority of the voting power of the Variable Account entitled to be voted at the meeting in order to constitute a quorum for the transaction of business.

Prior to the Annuity Commencement Date, you as the Owner may cast one vote for each Variable Accumulation Unit in the particular Variable Account credited to your Accumulation Account on the record date. On or after the Annuity Commencement Date, the number of votes that a Payee may cast is determined by dividing the reserve held in the particular Variable Account for the Contract by the Variable Accumulation Unit value of the Variable Account on the record date. Employees who contribute to retirement plans which are Variable Accounted by Qualified Contracts are entitled to instruct the Owners as to how to vote at meetings of Owners/Payees of Contracts participating in the investment experience of the Variable Account.

Periodic Reports

During the Accumulation Phase, we may send the Owner, or such other person having voting rights, at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to the Contract’s Accumulation Account and the Fixed Account, which statement shall be accurate as of a date not more than two months previous to the date of mailing. These periodic statements contain important information concerning Accumulation Account transactions with respect to a Contract. It is the obligation of the Owner to review each such statement carefully

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and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from the Owner within such time period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in the Contract’s Accumulation Account and Fixed Account as may be required by applicable laws, rules and regulations. Upon request, we will provide the Owner with information regarding fixed and variable Accumulation Unit values.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

Modification

Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Accounts comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Accounts or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

Change in Operation of Variable Accounts

At the Company’s election and subject to any necessary vote by persons having the right to vote, the Variable Accounts may be operated as unit investment trusts under the Investment Company Act of 1940 or they may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Accounts requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Accounts pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations,” below.

Deductibility of Purchase Payments.  For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract.

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Pre-Distribution Taxation of Contracts.  Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity,” which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts.  The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

Annuity Payments

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments. may be deducted on the final return of the Annuitant or other Payee.

Tax Penalty on Certain Withdrawals

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the “investment in the contract” is not affected by the owner’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

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If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner’s spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

Distributions and Withdrawals from Qualified Contracts.  In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract, used in connection with a qualified pension or profit-sharing plan, from a tax-sheltered annuity, or an individual retirement annuity “IRA” and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other Variable Accounts equal to the tax withholding to complete the rollover. Roll overs of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•                  •      A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•                  •      Any required minimum distribution, or

•                  •      Any hardship distribution.

Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you and your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control.  The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Variable Account available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and

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concluded that the owners of the variable contracts would not be considered the owners of the contracts’ underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account.  As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Qualified Retirement Plans.  You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

Pension and Profit-Sharing Plans.  Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

Tax-Sheltered Annuities.  Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities.  After December 31, 2008, we stopped accepting any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10%

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federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;

•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;

•	costs related to the purchase of your principal residence (not including mortgage payments);

•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;

•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or

•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts.  Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.”

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Roth IRAs.  Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If we make Contracts available for use with Roth IRAs, we will provide any necessary information.

Puerto Rico Tax Considerations

Some Puerto Rico Income Tax Considerations Applicable to Contracts Issued in Puerto Rico.  The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the “2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively, the Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading “U.S. Federal Income Tax Considerations” dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

Some U.S. Income Tax Considerations Applicable to Distributions and Withdrawals Under such Contracts to Residents of Puerto Rico.  As a result of IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Rev. Rul. 2004-75 on your U.S. and Puerto Rico income tax situation.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling

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Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Variable Accounts.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% of Purchase Payments, and 0.20% annually of the Contract’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer.

These payments may provide your Selling Agent with additional incentives to promote the Contracts or otherwise cooperate with the Company’s promotional efforts.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

OWNER INQUIRIES

All materials sent to us, including Purchase Payments, must be sent to our Annuity Service Mailing Address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 752-7216. We may accept certain communications or transaction requests from your authorized registered representative of the broker-dealer of record over the Internet on our broker website, but only after the registered representative has consented to our online terms of use.

Electronic Account Information

You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents.  You may enroll in this optional electronic delivery service by visiting www.sunlife.com, selecting “Individuals” from the “Access your account” dropdown, and consenting to electronic delivery.  The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Annuity Service Mailing Address or by telephone at (800) 752-7216.

52

April 30, 2011

COMPASS 2 and COMPASS 3

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

General Information	2
The Variable Accounts’ Strategies, Risks, and Restrictions	2
Management of the Variable Accounts	3
Annuity Provisions	19
Other Contractual Provisions	20
Administration of the Contracts	21
Distribution of the Contracts	21
Disclosure of Portfolio Holdings	22
Independent Registered Public Accounting Firm and Financial Statements	25
Appendix A — The Fixed Account	A-1
Appendix B — Examples of Certain Calculations	B-1
Appendix C — Withdrawals and Withdrawal Charges	C-1
Appendix D — Investment Strategies and Risks	D-1
Appendix E — Proxy Voting Policies and Procedures	E-1
Appendix F — Portfolio Manager(s)	F-1
Appendix G — Portfolio Transactions and Brokerage Commissions	G-1
Appendix H — Description of Bond Ratings	H-1
Appendix I — Recipients of Non-Public Portfolio Holdings on an Ongoing Basis	I-1

53

April 30, 2011

COMPASS 2 and COMPASS 3

This Prospectus sets forth information about the Contracts and the Variable Accounts that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Accounts has been filed with the SEC in a SAI dated April 30, 2011 which is incorporated herein by reference. The SAI is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7216.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for Compass 2—Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account and Global Governments Variable Account.

Name
Address

City	State	Zip
Telephone

54

April 30, 2011

COMPASS 2 and COMPASS 3

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

General Information	2
The Variable Accounts’ Strategies, Risks, and Restrictions	2
Management of the Variable Accounts	3
Annuity Provisions	19
Other Contractual Provisions	20
Administration of the Contracts	21
Distribution of the Contracts	21
Disclosure of Portfolio Holdings	22
Independent Registered Public Accounting Firm and Financial Statements	25
Appendix A — The Fixed Account	210
Appendix B — Examples of Certain Calculations	212
Appendix C — Withdrawals and Withdrawal Charges	213
Appendix D — Investment Strategies and Risks	215
Appendix E — Proxy Voting Policies and Procedures	239
Appendix F — Portfolio Manager(s)	250
Appendix G — Portfolio Transactions and Brokerage Commissions	254
Appendix H — Description of Bond Ratings	256
Appendix I — Recipients of Non-Public Portfolio Holdings on an Ongoing Basis	260

This Statement of Additional Information (the “SAI”) sets forth information which may be of interest to prospective purchasers of Compass 2 and Compass 3 Combination Fixed/Variable Annuity Contracts for personal and qualified retirement plans (the “Contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company”) in connection with Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account and Global Governments Variable Account (the “Variable Accounts”). This SAI should be read in conjunction with the Compass 2 and Compass 3 Prospectuses, each dated April 30, 2011 (the “Prospectuses”), copies of which may be obtained without charge from the Company at its Annuity Service Mailing Address, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7216.

The terms used in this SAI have the same meanings as those used in the Prospectuses.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

GENERAL INFORMATION

The Company

Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

The Variable Accounts

Money Market Variable Account (“MMVA”), High Yield Variable Account (“HYVA”), Capital Appreciation Variable Account (“CAVA”), Government Securities Variable Account (“GSVA”), Total Return Variable Account (“TRVA”) and Global Governments Variable Account (“GGVA”) are separate accounts of the Company, each of which meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fixed Account

If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures in this SAI with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see “Fixed Account” in Appendix A).

THE VARIABLE ACCOUNTS’ INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D of this SAI.

Investment Restrictions

Each Variable Account has adopted the following restrictions which may not be changed without approval of Owners or Payees under the Contracts (“Fundamental Investment Restrictions”).

A Variable Account may not:

(1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

(2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Account may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Account may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Account reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities;

(4) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

(6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Variable Account, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

Each Variable Account has the following additional non-fundamental policy which may be changed without shareholder approval.

The Money Market Variable Account will not:

(1)          invest in illiquid investments if more than 5% of the Account’s net assets (taken at market value) would be invested in such securities.

Each Variable Account (Except the Money Market Variable Account) will not:

(1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Account’s net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Account’s Board of Managers (or its delegee), will not be subject to this 15% limitation.

Except with respect to Fundamental Investment Restriction (1), and each Variable Account’s non-fundamental restriction regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event of a violation of non-fundamental investment policy (1), the Account will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of owners or payees under the Contracts.

For purposes of investment restriction no. 3, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

MANAGEMENT OF THE VARIABLE ACCOUNTS

Boards of Managers

Each Variable Account is under the general supervision of a Board of Managers. The members of each Board of Managers (except Ms. Kean) have been elected by Owners and other persons entitled to vote (See “Voting Rights” in the Prospectus). Members of the Boards of Managers and officers of all six Variable Accounts are the same. The business address of each Board Member is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Board Leadership Structure and Oversight — The following provides an overview of the leadership structure of the Board of Managers of the Variable Accounts (the “Board”) and the Board’s oversight of the Variable Accounts’ risk management process.  The Board consists of seven Members, six of whom are not “interested persons” (as defined in the 1940 Act) of the Variable Accounts (the “Independent Members”).  An Independent Member serves as Chair of the Members.  In addition, there are four standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities.  For a description of the oversight functions of each of the Committees, see “Committees” below.  In connection with each of the Board’s regular meetings, the Independent Members meet separately from MFS with their counsel and with the Variable Accounts’ Independent Chief Compliance Officer.  The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Variable Accounts.

The Variable Accounts have retained MFS as the Variable Accounts’ investment adviser and administrator.  MFS provides the Variable Accounts with investment advisory services, and is responsible for day-to-day administration of the Variable Accounts and management of the risks that arise from the Variable Accounts’ investments and operations.  Employees of MFS serve as the Variable Accounts’ officers, including the Variable Accounts’ principal executive officer.  The Board provides oversight of the services provided by MFS, including the risk management activities.  In addition, each Committee of the Board provides oversight of MFS’ risk management activities with respect to the particular activities within the Committee’s purview.  In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Variable Accounts’ activities, including regarding each Variable Account’s investment portfolio, the compliance of the Variable Accounts with applicable laws, and the Variable Accounts’ financial accounting and reporting.  The Board and the relevant Committees meet periodically with MFS’ Chief Regulatory Officer, MFS’ Chief Enterprise Risk Officer, MFS’ Chief Investment Risk Officer and other appropriate officers to receive reports on MFS’ risk management activities.  The Board also meets periodically with the Variable Accounts’ Independent Chief Compliance Officer to receive reports regarding the compliance of the Variable Accounts with the federal securities laws and the Variable Accounts’ internal compliance policies and procedures.  In addition, the Board meets periodically with the portfolio managers of the Variable Accounts to receive reports regarding the management of the Variable Accounts, including their investment risks.

The identification and background of the Board Members and the officers of the Variable Accounts are listed below:

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(h)	Principal Occupation During the Past Five Years	Other Directorships(j)

INTERESTED MANAGERS

David D. Horn(k) (born 6/07/41)	Board Member	April 1986	Private investor	Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997)

INDEPENDENT MANAGERS

J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Private investor

Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present),

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(h)	Principal Occupation During the Past Five Years	Other Directorships(j)

Intermountain Industries, Inc. (oil & gas exploration and production), Director (1985 to present); Escon Capital Ltd.(investments), Chairman (2011 to present)

Robert C. Bishop (born 1/13/43)	Board Member	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer

Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Board Member	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009)

Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008);Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(h)	Principal Occupation During the Past Five Years	Other Directorships(j)

Marcia A. Kean (born 6/30/48)	Board Member	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Board Member	May 2001	Private investor

Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Board Member	May 2001	X-Change Corp. (multi-media web services), Director (since 2010)

Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS

Maria F. DiOrioDwyer(n) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(h)	Principal Occupation During the Past Five Years	Other Directorships(j)

Christopher R. Bohane(n) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran(n) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey(n) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo(n) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan(n) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Robyn L. Griffin (born 07/04/75)	Assistant Independent Chief Compliance Officer	August 2008

Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(h)	Principal Occupation During the Past Five Years	Other Directorships(j)

– October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld(n) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan(n) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(n) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira(n) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum(n) (born 05/01/52)	Secretary and Clerk	February 2006

Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(h)	Principal Occupation During the Past Five Years	Other Directorships(j)

services), Principal

Richard S. Weitzel(n) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost(n) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(h)                     Date first appointed to serve as Manager/Trustee/Officer of an MFS/Sun Life Product.  Each Manager has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)                         Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)                    “Interested person” of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Accounts.  The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(n)                     “Interested person” of MFS within the meaning of the 1940 Act.  The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

All of the Members of the Boards of Managers of the Variable Accounts are also Trustees of the MFS Variable Insurance Trust II. The executive officers of the Variable Accounts hold similar positions for the MFS Variable Insurance Trust II and other funds in the MFS fund complex. Each Board Member serves as a Trustee or Manager of 31 Accounts/funds.

The Variable Accounts do not hold annual meetings for the purpose of electing Board Members, and Board Members are not elected for fixed terms. This means that each Board Member is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a member of the Board of Managers of the Variable Accounts should so serve.  The current members of the Board have joined the Board at different points in time since 1986.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individuals ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Board member, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Accounts, were a significant factor in the determination that the individual should serve as a Member of the Board.  Following is a summary of each member’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

J. Kermit Birchfield

Mr. Birchfield’s experience as senior executive of several public and private companies, including service as general counsel, chief financial officer, and chief executive officer, and as a director of both public and private companies, gives him an extensive understanding of regulatory, financial reporting, and corporate governance issues.  His fourteen years of service as an independent member of the Board of Managers of the Variable Accounts, including eight years as independent chairman, have given him extensive knowledge about the Variable Accounts’ operations.

Robert C. Bishop

Mr. Bishop’s experience as chairman, president, and chief executive officer of a pharmaceutical product development company, along with his service as a director of other public and private companies, gives him an extensive knowledge of regulatory, financial reporting, and management issues.  His ten years of experience as an independent member of the Board of Managers of the Variable Accounts have given him extensive knowledge about the Variable Accounts’ operations.

Frederick H. Dulles

Mr. Dulles’ thirty-eight years experience as a corporate lawyer has included both private practice and in-house legal positions, practicing law in both the United States and Europe.  His legal background provides him with extensive knowledge of regulatory, business, financial reporting, and corporate governance matters.  In addition, his ten years as an independent member of the Board of Managers of the Variable Accounts have given him extensive knowledge about the Variable Accounts’ operations.

David D. Horn

Mr. Horn’s prior thirty years experience with Sun Life Assurance Company of Canada, the parent company of MFS, first as counsel and then as senior vice president and general manager of the U.S. operations of Sun Life, along with his prior service as an officer and a director of Sun Life’s U.S. subsidiaries, gives him an extensive knowledge of legal, management, investment, financial, marketing, and insurance matters.  His twenty-five years experience as a member of the Board of Managers of the Variable Accounts have given him extensive knowledge about the Variable Accounts’ operations.

Marcia A. Kean

Ms. Kean’s experience as senior executive of several public and private companies, along with her current position as chief executive officer of a private health care consulting company, gives her an extensive knowledge of marketing, regulatory, operational, and corporate governance issues.  Her six years of service as an independent member of the Board of Managers of the Variable Accounts have given him extensive knowledge about the Variable Accounts’ operations.

Ronald G. Steinhart

Mr. Steinhart’s experience includes more than thirty years as an executive in the commercial banking industry, including senior positions at two major banks.  In addition, he currently serves as a director of several public companies.  This experience gives him an extensive knowledge of financial reporting, management, and corporate governance issues.  His ten years of experience as an independent member of the Board of Managers of the Variable Accounts have given him extensive knowledge about the Variable Accounts’ operations.

Haviland Wright

Mr. Wright’s experience includes service as a senior executive of several public and private technology companies, and work as an audit manager for a major independent accounting firm.  He currently serves as director of a software development company and director, chief executive officer, and president of a multi-media web services company.  This background gives him a broad understanding of marketing, information technology, financial reporting, and corporate governance issues.  His ten years of experience as an independent member of the Board of Managers of the Variable Accounts have given him extensive knowledge about the Variable Accounts’ operations.

Each Variable Account pays the Board Members an annual fee plus a fee for each meeting attended.  In addition, the Members are reimbursed for their out-of-pocket expenses.

Manager Compensation Table

The fees paid by each Variable Account are set forth below:

		Manager Fees(1)
Name and Position	Capital Appreciation Variable Account(1)	Global Governments Variable Account(1)	Government Securities Variable Account(1)	High Yield Variable Account(1)
Interested Manager
David D. Horn	$2,017	$116	$934	$626
Non-Interested Managers
J. Kermit Birchfield	$2,583	$149	$1,196	$801
Robert C. Bishop	$2,017	$116	$934	$626
Frederick H. Dulles	$2,017	$116	$934	$626
Marcia A. Kean	$2,017	$116	$934	$626
Ronald G. Steinhart	$2,017	$116	$934	$626
Haviland Wright	$2,017	$116	$934	$626

Name and Position	Money Market Variable Account(1)	Total Return Variable Account(1)	Total Fees from Variable Accounts and Fund Complex(2)
Interested Manager
David D. Horn	$518	$1,611	$107,000
Non-Interested Managers
J. Kermit Birchfield	$663	$2,063	$137,000
Robert C. Bishop	$518	$1,611	$107,000
Frederick H. Dulles	$518	$1,611	$107,000
Marcia A. Kean	$518	$1,611	$107,000
Ronald G. Steinhart	$518	$1,611	$107,000
Haviland Wright	$518	$1,611	$107,000

(1)                        Information provided for the fiscal year ended December 31, 2010. Each Trustee oversees 31 funds in the MFS complex as of December 31, 2010.

(2)                        For calendar year 2010 for 31 funds.

The Board of Managers has established the following committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Managers[1]
AUDIT COMMITTEE	4

Provides oversight with respect to the accounting and auditing procedures of the Variable Accounts and, among other things, selection of the independent registered public accounting firm for the Variable Accounts and considers the scope of the audit and the effect on the independence of those accountants of any non-audit services such accountants provide to the Variable Accounts and any audit or non-audit services such accountants provide to other MFS funds, MFS and/or certain affiliates; pre-approves audit and permissible non-audit services of independent registered public accounting firm.

			Birchfield*, Bishop*, and Wright*

COMPLIANCE AND GOVERNANCE COMMITTEE	5

Responsible for oversight of the development and implementation of the Funds’ compliance policies, procedures and practices under the 1940 Act and other applicable Laws as well as oversight of compliance policies of the Funds’ investment adviser and certain other service providers as they relate to Fund activities. The Funds’ Independent Chief Compliance Officer reports directly to the Committee and assists the Committee in carrying out its responsibilities. The Committee also recommends qualified candidates to the Board in the event that a position is vacated or created. Reviews and articulates the governance structure of the Board of Managers. Administers and approves all elements of Compensation for the Managers who are not “interested persons” of the Variable Accounts Trust as defined in the 1940 Act or affiliated with the Variable Accounts’ investment adviser. The Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Manager candidates for consideration by the Committee may do so by writing the Variable Accounts’ Secretary. Such suggestions must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.

			Birchfield*, Dulles*, and Kean*

DISTRIBUTION COMMITTEE	5

Responsible for oversight of the means by which shares of the Funds are marketed and sold, expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans, the nature and quality of services provided by the Funds’ transfer agent, and the overall level of servicing provided to shareholders in the Funds.

			Horn, Bishop*, and Wright*

OPERATIONS COMMITTEE	5

Reviews MFS’ process and procedures, internal controls, and compliance monitoring relating to portfolio trading, best execution and brokerage costs and trade allocations. Reviews procedures for the valuation of securities and periodically reviews information from MFS regarding fair value and liquidity determinations made pursuant to the board-approved procedures, and makes related recommendations to the full Board and, if requested by MFS, assists MFS’ internal valuation committee and/or the full Board in resolving particular valuation matters. Reviews on an ongoing basis the Variable Accounts’ proxy voting policies and procedures and recommends the establishment and periodic modifications of such

			Horn, Birchfield*, Bishop*, Dulles*, Kean*, Steinhart,* and Wright*

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Managers[1]
policies and procedures to the full Board.

(1)               The Managers’ identification and background are set forth above.

*                      Non-interested Manager.

No Board Member or officer had an ownership interest in the Variable Accounts or any other fund supervised by the Board Members as of the date of this SAI.

Each Variable Account, its Adviser, and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the “1940 Act”). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held, or sold by the Variable Account. Securities transactions by some of these persons may be subject to prior approval of the Adviser’s Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

The codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Section may be obtained by calling the Commission at 1-202-551-8090. The codes are available on the EDGAR Database on the Commission’s internet website at http://www.sec.gov, and copies of the codes may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1502.

Investment Adviser

Massachusetts Financial Services Company (“MFS” or the “Adviser”) is the investment manager for each of the Variable Accounts. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, MFS Variable Insurance Trust II and certain other investment companies established or distributed by MFS and/or its affiliates. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States.

As of February 1, 2010, MFS signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact.  As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to: incorporate environmental, social and corporate governance (ESG) issues into its investment analysis and decision-making processes; be an active owner and incorporate ESG issues into its ownership policies and practices; seek appropriate disclosure on ESG issues by the entities in which it invests; promote acceptance and implementation of the PRI within the investment industry; work to enhance the effectiveness in implementing the PRI; and report on activities and progress toward implementing the PRI.  While MFS aspires to follow the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legal commitment to do so and MFS may take actions that may be inconsistent with the PRI or may fail to take actions that would be consistent with the PRI.

MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS operates as an autonomous organization and the obligation of performance with respect to the investment management agreements is solely that of MFS. The Company undertakes no obligation in this respect.

MFS votes proxies on behalf of the Accounts pursuant to the proxy voting policies described in Appendix E to this SAI. Information regarding how each Variable Account voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge by visiting www.mfs.com and clicking on “Proxy Voting” or by visiting the SEC’s Web site at http://www.sec.gov.

Investment Management Agreements

MFS manages each Variable Account pursuant to an Investment Management Agreement (“Agreement”). Each Agreement provides that MFS shall act as the Variable Account’s investment adviser and manage its investments.

MFS is paid an investment management fee for each Variable Account as set out in its Investment Advisory Agreement, as follows:

Variable Account	Investment Management Fee as a % of Average Daily Net Assets (“ADNA”)
GSVA*	0.55%
MMVA*	0.50%
CAVA*	0.75%
GGVA	0.75% of first $300 million of ADNA and 0.675% of ADNA in excess of $300 million
HYVA*	0.75%
TRVA	0.75% of first $300 million of ADNA and 0.675% of ADNA in excess of $300 million

* MFS has agreed in writing to reduce its management fee for GSVA to 0.495% of ADNA in excess of $300 million annually. In addition, MFS has agreed in writing to reduce its management fee for MMVA to 0.45% of ADNA in excess of $500 million annually. MFS has agreed in writing to waive its management fee for each of CAVA and HYVA to 0.675% of ADNA in excess of $300 million annually.  These written agreements will continue until modified by a vote of the Variable Account’s owners. In addition, MFS has agreed in writing to waive its management fee for HYVA to 0.70% of the first $300 million of ADNA annually. This written agreement will remain in effect until modified by the Variable Account’s Board of Managers, but such agreement will continue until at least April 30, 2012.

Each Variable Account pays its respective fees and expenses of the Board of Managers, independent registered public accounting firm, counsel, and custodian, the cost of reports and notices to owners of contracts, brokerage commissions and transaction costs, foreign and domestic taxes and registration fees. MFS has undertaken to reimburse each Variable Account whose Total Annual Operating Expenses, excluding taxes, portfolio brokerage commissions and interest, to the extent permitted, extraordinary expenses, and mortality and expense risk charges, and distribution expense risk charges and contract maintenance charges payable to the Company, exceed 1.25% of the average daily net assets of the Variable Account for the calendar year. This arrangement will continue until modified by a vote of the Variable Accounts’ owners.

In addition, MFS has agreed in writing to bear each of the following Variable Accounts’ expenses such that “Total Annual Expenses” do not exceed the following percentages:

Fund	Percentage	Effective Until

High Yield Variable Account	0.90%	4/30/2012
Money Market Variable Account	0.65%	4/30/2012
Total Return Variable Account	0.85%	4/30/2012

These written agreements exclude interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and mortality and expense risk charges, distribution expense risk charges and contract maintenance charges payable to the Company, and will continue until modified by MFS for any reason, but such agreement will continue until the date referenced above.

In 2008, MFS reimbursed GGVA 1.00% of ADNA for applicable operating expenses that exceeded the 1.25% ADNA expense limitation, reimbursed HYVA 0.11% of ADNA for the applicable operating expenses that exceeded the 0.90% ADNA expense limitation, reimbursed CAVA 0.05% of ADNA for the applicable operating expenses that exceeded the 0.82% ADNA expense limitation, reimbursed MMVA 0.04% of ADNA for the applicable operating expenses that exceeded the 0.65% ADNA expense limitation, and reimbursed TRVA 0.06% of ADNA for the applicable operating expenses that exceeded the 0.85% ADNA expense limitation. In 2009, MFS reimbursed GGVA 0.83% of ADNA for applicable operating expenses that exceeded the 1.25% ADNA expense limitation, reimbursed HYVA 0.10% of ADNA for the applicable operating expenses that exceeded the 0.90% ADNA expense limitation, reimbursed CAVA 0.06% of ADNA for the applicable operating expenses that exceeded the 0.82% ADNA expense limitation, reimbursed MMVA 0.06% of ADNA for the applicable operating expenses that exceeded the 0.65% ADNA expense limitation, and reimbursed TRVA 0.08% of

ADNA for the applicable operating expenses that exceeded the 0.85% ADNA expense limitation.  In 2010, MFS reimbursed GGVA 1.14% of ADNA for applicable operating expenses that exceeded the 1.25% ADNA expense limitation, reimbursed HYVA 0.17% of ADNA for the applicable operating expenses that exceeded the 0.90% ADNA expense limitation, reimbursed CAVA 0.06% of ADNA for the applicable operating expenses that exceeded the 0.82% ADNA expense limitation, reimbursed MMVA 0.11% of ADNA for the applicable operating expenses that exceeded the 0.65% ADNA expense limitation, and reimbursed TRVA 0.08% of ADNA for the applicable operating expenses that exceeded the 0.85% ADNA expense limitation.

The investment management fees paid by the Variable Accounts during 2008, 2009, and 2010, respectively, were as follows:

Variable Account	Management Fees Paid for fiscal year ended 2008	% ADNA	Dollar Amount Waived	Management Fees Paid for fiscal year ended 2009	% ADNA	Dollar Amount Waived	Management Fees Paid for fiscal year ended 2010	% ADNA	Dollar Amount Waived
CAVA	$1,193,095	0.75%	0	$867,751	0.75%	0	$936,734	0.75%	0
GGVA	$63,203	0.75	0	$58,930	0.75	0	$51,117	0.75	0
GSVA	$373,803	0.55	0	$353,396	0.55	0	$325,210	0.55	0
HYVA	$300,567	0.70	0	$253,978	0.70	0	$304,342	0.70	0
MMVA	$216,095	0.50	$1,831	$77,240	0.21	$110,981	$34,856	0.11	$122,384
TRVA	$1,016,720	0.75	0	$753,563	0.75	0	$759,334	0.75	0

Portfolio Manager(s)

Information regarding the portfolio manager(s) for each Variable Account except the Money Market Variable Account, including other accounts managed, compensation, ownership of Variable Account shares, and possible conflicts of interest, is set forth in Appendix F to this SAI.

Administrator

MFS provides the Variable Account with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Variable Account and MFS. Under the Agreement, the Variable Account pays an annual fee to MFS for these services based on the relative assets in each Variable Account under the supervision of the Board of Managers.

For the years ended December 31, 2008, 2009, and 2010, MFS received fees under this Agreement as follows:

	2008	2009	2010
CAVA	$47,923	$46,968	$46,138
GGVA	10,054	10,000	10,000
GSVA	20,732	26,841	23,466
HYVA	12,302	15,405	17,085
MMVA	12,760	16,115	13,942
TRVA	41,183	41,169	37,971

Custodian

State Street Bank and Trust Company, with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of each Variable Account (the “Custodian”). The Custodian is responsible for safekeeping each Variable Account’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on each Variable Account’s investments, serving as each Variable Account’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for each Variable Account, and calculating the daily net asset value of shares of each Variable Account.

Each Variable Account has an expense offset arrangement that reduces each Variable Account’s custodian fees based upon the amount of cash maintained by each Variable Account with its custodian.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Variable Accounts are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The Adviser places all Variable Account orders for the purchase or sale of securities with the primary objective of seeking to obtain the best price and execution from responsible broker/dealers at competitive rates. The Adviser seeks to deal with broker/dealers that can meet a high standard of quality regarding execution services. The Adviser may also place value on a broker/dealer’s ability to provide useful research assistance. The Adviser takes into account all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, including the quality of the broker/dealer’s research.

In certain circumstances, such as a buy in for failure to deliver, the Adviser is not able to select the broker/dealer who will transact to cover the failure.  For example, if the Variable Account sells a security short and is unable to deliver the securities sold short the broker/dealer through whom the Variable Account sold short must deliver securities purchased for cash, i.e., effect a “buy in,” unless it knows that the Variable Account either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense.  Similarly, there can also be a failure to deliver in a long transaction and a resulting buy in by the broker/dealer through whom the securities were sold.  If the broker/dealer effects a buy-in, the Adviser will be unable to control the trading techniques, methods, venues or any other aspect of the trade used by the broker/dealer.

Commission rates vary depending upon trading techniques, methods, venues and broker/dealers selected as well as the market(s) in which the security is traded and its relative liquidity.  As noted above, the Adviser may utilize numerous broker/dealers and trading venues and strategies in order to seek the best execution for client transactions.  The Adviser periodically and systematically reviews the performance of the broker/dealers that execute Variable Account transactions, including the commission rates paid to broker/dealers by considering the value and quality of brokerage and research services provided.  The quality of a broker/dealer’s services is measured by analyzing various factors that could effect the execution of trades.  These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, research provided to the adviser, and accommodation of the adviser’s special needs.  The Adviser may employ outside vendors to provide reports on the quality of broker/dealer executions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

In allocating brokerage, the Adviser may take into consideration the receipt of research and brokerage services, consistent with its obligation to seek best price and execution for Variable Account transactions. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), the Adviser may cause the Variable Accounts to pay a broker/dealer which provides “brokerage and research services” (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Variable Accounts in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Variable Accounts and its other clients. “Commissions,” as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the NASDAQ market.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services (“Research”) includes statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations. Such brokerage and research services are provided to the Adviser for no consideration other than brokerage or underwriting commissions. In determining whether a service or product qualifies as “brokerage and research services,” the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

MFS has entered into Client Commission Agreements with broker/dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of Variable Accounts (“Executing Brokers”) which provide for the Executing Brokers to pay a portion of the Commissions paid by the Variable Accounts for securities transactions (“Pooled Commissions”) to providers of Research (“Research Providers”). Such Research Providers produce Research for the benefit of MFS.

Because a Research Provider may play no role in executing client securities transactions, any Research prepared by that Research Provider may constitute third party research. MFS may use brokerage commissions, including Pooled Commissions, from the Variable Accounts’ portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

From time to time, MFS prepares a list of Research Providers that have been deemed by MFS to provide valuable Research (“Research Firms”) as determined periodically by MFS’ investment staff (“Research Votes”). Executing Brokers are eligible to be included in the list of Research Firms. All trades with Research Firms will be effected in accordance with MFS’ obligation to seek best execution for its client accounts. MFS uses a Research Vote as a guide for allocating Pooled Commissions. Compensation for Research may also be made pursuant to commissions paid on trades (“Trade Commissions”) executed by a Research Provider who is registered as a broker/dealer (“Broker Provider”). Under normal circumstances, Executing Brokers are compensated for Research solely through Trade Commissions. To the extent that payments for Research to a Broker Provider other than an Executing Broker are made pursuant to Trade Commissions, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider for its Research. However, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider by less than the full amount of Trade Commissions paid to that Broker Provider. The research vote is also used as a guide for allocating cash payments, if any, made by MFS from its own resources and Pooled Commissions to Research Firms that are not Broker Providers.  Neither MFS nor the Variable Accounts have an obligation to any Research Firm if the amount of Trade Commissions and Pooled Commissions paid to the Research Firm is less than the applicable non-binding target.  MFS reserves the right to pay cash to the Research Firm from its own resources in an amount MFS determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser may allocate the costs of such service or product accordingly in its reasonable discretion. MFS will allocate Trade Commissions and Pooled Commissions to Research Firms only for the portion of the service or product that MFS determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Variable Accounts and the Adviser’s other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or “step out,” a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has “stepped out” would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

The advisory fee paid by each of the Variable Accounts to the Adviser is not reduced as a consequence of the Adviser’s receipt of Research. To the extent the Variable Accounts’ portfolio transactions are used to obtain Research, the brokerage commissions paid by the Variable Accounts might exceed those that might otherwise be paid for execution only. The

Research received may be useful and of value to the Adviser or its affiliates in serving both the Variable Accounts and other clients of the Adviser or its affiliates; accordingly, not all of the Research provided by broker/dealers through which the Variable Accounts effect securities transactions may be used by the Adviser in connection with the Variable Accounts. The Adviser, through the use of the Research, avoids the additional expenses that it would incur if it attempted to develop comparable information through its own staff or if it purchased such Research with its own resources.

In certain instances there are securities that are suitable for the Variable Accounts’ portfolios as well as for one or more of the other clients of the Adviser or of any subsidiary of the Adviser (or that the Adviser believes should no longer be held by the Variable Accounts’ portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It is possible that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. With respect to proprietary accounts of the Adviser or its subsidiaries, allocations otherwise than in the context of equity initial public offerings, equity limited offerings or fixed income new issues will be made only to accounts that have been established and seeded with not more than $25 million:  (1) in a commingled vehicle advised by MFS or an affiliate that is available for purchase by unaffiliated third parties (“New MFS Fund”); or (2) for the purpose of establishing a performance record to enable MFS or the subsidiary to offer the account’s investment style to unaffiliated third parties or if the account is being offered to the general public (“MFS Pilot Funds”).  Other proprietary accounts will not participate in the investment opportunity until after it has been allocated to other accounts.  Proprietary accounts include other accounts (1) owned beneficially solely by the Adviser or its subsidiaries; (2) in which the officers and employees of the Adviser or trustees/managers of any registered investment companies for which the Adviser serves as the primary investment advisor are the principal owners; or (3) invested in an investment strategy that is 25% or more owned by MFS or any of its direct or indirect subsidiaries, its officers and employees and that the Adviser has determined in its discretion to be an alternative account. With respect to allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, these policies prohibit allocations to: (1) Private Portfolio Management accounts; (2) accounts principally owned by officers or employees of the Adviser or its subsidiaries or trustees/managers of any registered investment companies for which the Adviser serves as the primary investment advisor and which are not being offered to unaffiliated third parties; or (3) a proprietary account (other than a New MFS Fund).  However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial Inc., or their affiliates other than MFS and its direct and indirect subsidiaries.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Variable Accounts are concerned.

Brokerage commissions paid by each Variable Account for certain specified periods, information concerning purchases by each Variable Account of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for each Variable Account’s most recent fiscal year, are set forth in Appendix G.

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

For a description of fixed annuity payments see Appendix B.

For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (See “Net Investment Factor” in the Prospectus) for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. This factor is 0.99989255 for a one day Valuation Period.

For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

OTHER CONTRACTUAL PROVISIONS

Owner and Change of Ownership

The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see “Federal Tax Status—Taxation of Annuities in General”). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

Designation and Change of Beneficiary

The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

ADMINISTRATION OF THE CONTRACTS

The Company performs certain administrative functions relating to the contracts participating in the Variable Accounts and the Funds. These functions include, among other things, maintaining the books and records of the Variable Accounts and maintaining records of the name, address, taxpayer identification number, contract number, type of contract issued to each owner, the status of the accumulation account under each contract and other pertinent information necessary to the administration and operation of the contracts.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Variable Accounts.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% for Compass 2 and 5.00% for Compass 3 of Purchase Payments, and 0.20% annually of the Contract’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments of reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by

Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract. During 2008, 2009, and 2010 the following approximate amounts were paid by the Company to but were not retained by Clarendon in connection with the distribution of Compass 2 and Compass 3 Contracts participating in the Variable Accounts:

	2010	2009	2008
Compass 2	$14,194.87	$4,335.83	$16,854.21
Compass 3	$22,805.18	$16,562.68	$76,369.80

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Variable Account has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Variable Account’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Variable Account’s Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Variable Account will receive any compensation or other consideration in connection with its disclosure of Variable Account portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Variable Account portfolio holdings through required SEC quarterly filings, a Variable Account may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

For each Variable Account, the following information is generally available to you on the MFS Web site (mfs.com) by clicking on “Products and Performance,” then “Compass,” then a Variable Account name:

Information	Approximate Date of Posting to Web Site
Variable Account’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions. Portfolio holdings are determined based on the equivalent exposure of holdings. The equivalent exposure of a holding is a calculated amount that approximates the market value of an underlying asset that is expected to have the same impact on performance as the holding. The equivalent exposure of a derivative may be different than the market value of the derivative. For most other holdings, the equivalent exposure is the same as the market value of the holding.

In addition, for the Money Market Variable Account, the following information is generally available to you on the MFS Web site (mfs.com) by clicking on “Products and Performance,” then “Compass,” then a Variable Account name:

Information	Approximate Date of Posting to Web Site
Variable Account’s full holdings as of each month’s end	5 business days after month end

If approved by an Authorized Person, a Variable Account may from time to time make available on the MFS Web site and/or in a press release, information about the holdings of a Variable Account or Variable Accounts in a particular investment or investments as of a current date, including the equivalent exposure of such holding or holdings.

Note that the Variable Account or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Variable Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are subadvised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain Variable Accounts (Similarly Managed Investment Products). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Variable Account to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Variable Account.

A Variable Account’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Variable Account makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

A Variable Account may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Variable Account’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Variable Account, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Variable Account’s Independent Chief Compliance Officer and the Board of Trustees of the Variable Account. MFS also reports to the Board of Trustees of the Variable Account regarding the disclosure of information regarding the Variable Account that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD (collectively “Variable Account representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Variable Account. Full portfolio holdings are disclosed to a Variable Account’s custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Variable Account’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Variable Account operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Variable Account in the voting of proxies or in connection with litigation relating to Variable Account portfolio holdings. In connection with managing the Variable Accounts, MFS may use analytical systems provided by third parties who may have access to Variable Account portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Variable Account shares, to service providers facilitating the distribution or analysis of portfolio holdings, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Variable Account representatives may disclose Variable Account portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Variable Account representatives may provide oral or written information (“portfolio commentary”) about a Variable Account, including, but not limited to, how the Variable Account’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Variable Account performance. Variable Account representatives may also express their views orally or in writing on one or more of a Variable Account’s portfolio holdings or may state that a Variable Account has recently purchased or sold one or more holdings.

Variable Account representatives may also provide oral or written information (“statistical information”) about various financial characteristics of a Variable Account or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average credit quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Variable Account, persons considering investing in the Variable Account, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person consistent with “Disclosure of Non-Public Portfolio Holdings” above, Variable Account representatives may disclose non-public Variable Account portfolio holdings to the recipients identified on Appendix I, or permit the recipients identified in Appendix I to have access to non-public Variable Account portfolio holdings, on an on-going basis.

This list of recipients in Appendix I is current as of March 15, 2011, and any additions, modifications, or deletions to this list that have occurred since March 15, 2011, are not reflected. The portfolio holdings of the Variable Account which are provided to these recipients, or to which these recipients have access, may be the Variable Account’s current portfolio holdings. As a condition to receiving or being provided access to non-public Variable Account portfolio holdings, the recipients listed in Appendix I must agree, or otherwise have an independent duty, to maintain this information in confidence and/or agree not to trade directly or indirectly based on the information. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings information provided under these agreements by means that may include contractual provisions, periodic due diligence, notices reminding a recipient of their obligations, or other commercially reasonable means..

DETERMINATION OF THE VALUE OF A VARIABLE ACCOUNT’S ASSETS

Money Market Variable Account

Money market instruments are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

The Money Market Variable Account has received an exemptive order dated April 20, 1983, permitting it to use the amortized cost method of valuation to calculate the net asset value of the variable accumulation units of the Money Market Variable Account (the “Amortized Cost Exemptive Order”).

The Board of Managers has established procedures designed to stabilize its net asset value per unit at $1.00. For purposes of the procedures, the Money Market Variable Account’s net asset value per unit calculated using market valuations and amortized cost price per unit is based on treating the assets of the Money Market Variable Account as a separate portfolio paying daily dividends which are reinvested in additional units of such separate portfolio prior to the imposition of insurance charges as permitted by the Amortized Cost Exemptive Order.  The Board of Managers has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the Adviser is responsible for monitoring and notifying the Board of Managers of circumstances where the net asset value calculated by using market valuations may deviate from $1.00 per unit and might result in a material dilution or other unfair result to investors or existing Contract Owners. Under such circumstances, the Board of Managers may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; suspending redemptions in connection with liquidating the Money Market Variable Account; postponing payment of redemption proceeds; or processing transactions at a net asset value per unit using available market quotations; and such other measures as the Board of Managers may deem appropriate.

Non-Money Market Variable Accounts

The underlying investments of the non-money market Variable Accounts managed by the Adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities for which there were no sales reported that day are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities held short for which there were no sales reported the day are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded.

Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.

Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party service.

Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.

Swaps are generally valued at valuations provided by a third-party pricing service.

Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.

Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Variable Accounts’ independent registered public accounting firm providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

The financial statements of the Company are included in this SAI.

The financial statements of the Variable Accounts are incorporated in this SAI by reference from the Variable Accounts’ Annual Report to contract owners for the fiscal year ended December 31, 2009. These financial statements of the Variable Accounts have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. The financial statements are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

The financial statements of the Variable Accounts reflect units outstanding and expenses incurred under both Compass 2 and Compass 3 Contracts, which impose different contract charges (see “Contract Charges” in the Prospectuses and Note 3 to the financial statements of the Variable Accounts).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Sun Life Assurance Company of Canada (U.S.)

Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2010. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments as required by accounting guidance adopted in 2009.  As discussed in Note 5 to the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of certain assets and liabilities in 2008.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 28, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

For the Years Ended December 31,

	2010	2009	2008
Revenues:
Premiums and annuity considerations (Note 8)	$136,175	$134,246	$122,733
Net investment income (loss) (1) (Note 7)	1,390,210	2,582,307	(1,970,368)
Net derivative loss(2) (Note 4)	(149,290)	(39,902)	(605,458)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities (Note 6)	26,951	(36,675)	3,801
Other-than-temporary impairment losses (3) (Note 4)	(885)	(4,834)	(41,864)
Fee and other income (Note 8)	511,027	385,836	449,991

Total revenues	1,914,188	3,020,978	(2,041,165)

Benefits and expenses:
Interest credited (Note 8)	401,848	385,768	531,276
Interest expense	51,789	39,780	60,285
Policyowner benefits (Note 8)	239,794	110,439	391,093
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (4)	697,102	1,024,661	(1,045,640)
Goodwill impairment	—	—	701,450
Other operating expenses (Note 8)	318,170	248,156	261,819

Total benefits and expenses	1,708,703	1,808,804	900,283

Income (loss) from continuing operations before income tax expense (benefit)	205,485	1,212,174	(2,941,448)

Income tax expense (benefit) (Note 10)	71,211	335,649	(815,943)

Net income (loss) from continuing operations	134,274	876,525	(2,125,505)

Income (loss) from discontinued operations, net of tax (Note 2)	—	104,971	(109,336)

Net income (loss)	$134,274	$981,496	$(2,234,841)

(1)             Net investment income (loss) includes an increase (decrease) in market value of trading fixed maturity securities of $674.2 million, $2,086.7 million and $(2,603.7) million for the years ended December 31, 2010, 2009 and 2008, respectively.

(2)             Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures,” which is further discussed in Note 5.

(3)             The $0.9 million and $4.8 million other-than-temporary impairment (“OTTI”) losses for years ended December 31, 2010 and 2009, respectively, represent solely credit losses. The Company incurred no non-credit OTTI losses during the years ended December 31, 2010 and 2009 and as such, no non-credit OTTI losses were recognized in other comprehensive income for these periods.

(4)             Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except per share data)

	December 31, 2010	December 31, 2009
ASSETS
Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $1,422,951 and $1,121,424 in 2010 and 2009, respectively) (Note 4)	$1,495,923	$1,175,516
Trading fixed maturity securities, at fair value (amortized cost of $11,710,416 and $12,042,961 in 2010 and 2009, respectively) (Note 4)	11,467,118	11,130,522
Mortgage loans (Note 4)	1,737,528	1,911,961
Derivative instruments – receivable (Note 4)	198,064	259,227
Limited partnerships	41,622	51,656
Real estate (Note 4)	214,665	202,277
Policy loans	717,408	722,590
Other invested assets	27,456	47,421
Short-term investments	832,739	1,267,311
Cash and cash equivalents	736,323	1,804,208
Total investments and cash	17,468,846	18,572,689

Accrued investment income	188,786	230,591
Deferred policy acquisition costs and sales inducement asset (Note 13)	1,682,559	2,173,642
Value of business and customer renewals acquired (Note 14)	134,985	168,845
Net deferred tax asset (Note 10)	394,297	549,764
Goodwill (Note 1)	7,299	7,299
Receivable for investments sold	5,328	12,611
Reinsurance receivable	2,347,086	2,350,207
Other assets (Note 1)	125,529	183,963
Separate account assets (Note 1)	26,880,421	23,326,323

Total assets	$49,235,136	$47,575,934

LIABILITIES

Contractholder deposit funds and other policy liabilities	$14,593,228	$16,709,589
Future contract and policy benefits	849,514	815,638
Payable for investments purchased	44,827	88,131
Accrued expenses and taxes	52,628	61,903
Debt payable to affiliates (Note 3)	783,000	883,000
Reinsurance payable	2,231,835	2,231,764
Derivative instruments – payable (Note 4)	362,023	572,910
Other liabilities	285,056	280,224
Separate account liabilities	26,880,421	23,326,323

Total liabilities	46,082,532	44,969,482

Commitments and contingencies (Note 20)

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2010 and 2009	6,437	6,437
Additional paid-in capital	3,928,246	3,527,677
Accumulated other comprehensive income (Note 19)	46,553	35,244
Accumulated deficit	(828,632)	(962,906)

Total stockholder’s equity	3,152,604	2,606,452

Total liabilities and stockholder’s equity	$49,235,136	$47,575,934

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in thousands)

For the Years Ended December 31,

	2010	2009	2008
Net income (loss)	$134,274	$981,496	$(2,234,841)

Other comprehensive income (loss):
Change in unrealized holding gains (losses) on available-for-sale securities, net of tax (1)	34,459	113,278	(84,234)
Reclassification adjustment for OTTI losses, net of tax (2)	938	202	—
Change in pension and other postretirement plan adjustments, net of tax (3)	—	10,231	(66,998)
Reclassification adjustments of net realized investment (gains) losses into net income (4)	(24,088)	3,117	25,718
Other comprehensive income (loss)	11,309	126,828	(125,514)

Comprehensive income (loss)	$145,583	$1,108,324	$(2,360,355)

(1)             Net of tax (expense) benefit of $(18.6) million, $(60.1) million and $45.4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

(2)             Represents an adjustment to OTTI losses due to the sale of other-than-temporarily impaired available-for-sale fixed maturity securities.

(3)             Net of tax (expense) benefit of $(5.5) million and $36.1 million for the years ended December 31, 2009 and 2008, respectively.

(4)             Net of tax expense (benefit) of $13.0 million, $(1.7) million and $(13.8) million for the years ended December 31, 2010, 2009 and 2008, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(in thousands)

For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income (1)	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity

Balance at December 31, 2007	$6,437	$2,146,436	$(92,403)	$369,677	$2,430,147

Cumulative effect of accounting changes related to the adoption of FASB ASC Topics 715 and 825, net of tax (2)	—	—	88,033	(88,376)	(343)
Net loss	—	—	—	(2,234,841)	(2,234,841)
Tax benefit from stock options	—	806	—	—	806
Capital contribution from Parent	—	725,000	—	—	725,000
Other comprehensive loss	—	—	(125,514)	—	(125,514)

Balance at December 31, 2008	6,437	2,872,242	(129,884)	(1,953,540)	795,255

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 320, net of tax(3)	—	—	(9,138)	9,138	—
Net income	—	—	—	981,496	981,496
Tax benefit from stock options	—	185	—	—	185
Capital contribution from Parent	—	748,652	—	—	748,652
Net liabilities transferred to affiliate (Note 3)	—	1,467	47,438	—	48,905
Dividend to Parent (Notes 1, 2, and 3)	—	(94,869)	—	—	(94,869)
Other comprehensive income	—	—	126,828	—	126,828

Balance at December 31, 2009	6,437	3,527,677	35,244	(962,906)	2,606,452

Net income	—	—	—	134,274	134,274
Tax benefit from stock options	—	569	—	—	569
Capital contribution from Parent	—	400,000	—	—	400,000
Other comprehensive income	—	—	11,309	—	11,309

Balance at December 31, 2010	$6,437	$3,928,246	$46,553	$(828,632)	$3,152,604

(1)             As of December 31, 2010, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive income was $8.0 million.

(2)             FASB ASC Topics 715, “Compensation-Retirement Benefits” and 825, “Financial Instruments.”

(3)             FASB ASC Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the Years Ended December 31,

	2010	2009	2008

Cash Flows From Operating Activities:
Net income (loss) from operations	$134,274	$981,496	$(2,234,841)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net amortization of premiums on investments	30,562	(689)	29,871
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	697,102	1,024,661	(1,045,640)
Depreciation and amortization	5,683	5,535	6,711
Net loss (gain) on derivatives	41,483	(96,041)	554,898
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(26,066)	41,509	38,063
Net (increase) decrease in fair value of trading investments	(674,223)	(2,086,740)	2,603,748
Net realized losses on trading investments	67,277	367,337	354,991
Undistributed loss (income) on private equity limited partnerships	2,339	9,207	(9,796)
Interest credited to contractholder deposits	401,848	385,768	531,276
Goodwill impairment	—	—	701,450
Deferred federal income taxes	149,377	295,608	(698,437)
Changes in assets and liabilities:
Additions to deferred policy acquisition costs, sales inducement asset and value of business and customer renewals acquired	(184,995)	(346,900)	(282,409)
Accrued investment income	41,805	36,736	18,079
Net change in reinsurance receivable/payable	129,907	209,637	216,282
Future contract and policy benefits	33,876	(125,992)	141,658
Other, net	17,031	(243,369)	149,390
Adjustments related to discontinued operations	—	(288,018)	4,315
Net cash provided by operating activities	867,280	169,745	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	498,087	113,478	101,757
Trading fixed maturity securities	4,170,750	2,097,054	1,808,498
Mortgage loans	249,283	143,493	294,610
Real estate	—	—	1,141
Other invested assets	(315,643)	(207,548)	692,157

Purchases of:
Available-for-sale fixed maturity securities	(771,747)	(347,139)	(129,474)
Trading fixed maturity securities	(3,946,548)	(867,310)	(2,175,143)
Mortgage loans	(101,668)	(17,518)	(58,935)
Real estate	(4,874)	(4,702)	(5,414)
Other invested assets	(64,998)	(106,277)	(122,447)
Net change in other investments	—	(183,512)	(349,964)
Net change in policy loans	5,182	6,817	(16,774)
Net change in short-term investments	434,572	(722,821)	(599,481)

Net cash provided by (used in) investing activities	$152,396	$(95,985)	$(559,469)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the Years Ended December 31,

	2010	2009	2008

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,217,014	$2,795,939	$2,190,099
Withdrawals from contractholder deposit funds	(3,606,335)	(3,011,499)	(3,616,458)
Repayments of debt	(100,000)	—	(122,000)
Debt proceeds	—	200,000	175,000
Capital contribution from Parent	400,000	748,652	725,000
Other, net	1,760	(27,312)	(16,814)
Net cash (used in) provided by financing activities	(2,087,561)	705,780	(665,173)

Net change in cash and cash equivalents	(1,067,885)	779,540	(145,033)

Cash and cash equivalents, beginning of year	1,804,208	1,024,668	1,169,701

Cash and cash equivalents, end of year	$736,323	$1,804,208	$1,024,668

Supplemental Cash Flow Information
Interest paid	$45,389	$47,151	$109,532
Income taxes (refunded) paid	$(107,063)	$21,144	$(113,194)

Supplemental schedule of non-cash investing and financing activities

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), to the Company’s sole shareholder, Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”). This dividend is discussed more fully in Note 2. As a result of the dividend, the Company’s total assets decreased by $2,658.1 million and total liabilities decreased by $2,563.2 million in a non-cash transaction.

The Company did not pay any cash dividends to the Parent in 2010, 2009 and 2008.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of the Parent, which in turn is wholly-owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2010, the Company directly or indirectly owned all of the outstanding shares of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; SLNY Private Placement Investment Company I, LLC; and SL Investment DELRE Holdings 2009-1, LLC.

On December 30, 2009, Sun Life Vermont, which was a subsidiary of the Company at the time, paid a $100 million cash dividend to the Company.  On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  As of December 31, 2009, Sun Life Vermont’s total assets and liabilities were $2,658.1 million and $2,563.2 million, respectively.  Sun Life Vermont’s net income (loss) for the years ended December 31, 2009 and 2008 was $105.0 million and $(109.3) million, respectively.  As a result of this dividend transaction, the net income (loss) and changes in cash flows from the operating activities of Sun Life Vermont for the year ended December 31, 2009 and 2008 are presented as discontinued operations in these consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Pursuant to this agreement, the Company purchased a funded note from the CARS Trust which, through a credit default swap entered into by the CARS Trust, is exposed to the credit performance of a portfolio of corporate reference entities.  The Company entered into this agreement for yield enhancement related to the fee earned on the credit default swap which adds to the return earned on the funded note.

As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of Financial Accounting Standards Board (“FASB“) Accounting Standard Codification (“ASC”) Topic 810, “Consolidation.”  As a result of the consolidation, the Company has recorded in its consolidated balance sheets a credit default swap held by the CARS Trust.  At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  In the event that the CARS Trust is required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  During the year ended December 31, 2009 the sum of all credit events exceeded the threshold amount and the CARS Trust made cumulative payments of $17.6 million to the swap counterparty.  As of December 31, 2010, the maximum future payments of the CARS Trust could be required to make is $37.4 million.  The CARS Trust made no payment during the years ended December 31, 2010 and 2008, respectively.  At December 31, 2010 and 2009, the fair value of the credit default swap was a liability of $27.3 million and $34.3 million, respectively.  As of December 31, 2010 and 2009, the fair value of the assets held as collateral by the CARS Trust was $36.3 million and $35.3 million, respectively.

The carrying amount of this interest in a variable interest entity (“VIE”) is included in trading fixed maturity securities on the consolidated balance sheets.

To determine the nature of the Company’s interest in a VIE, it performs an assessment of each party’s interest in the VIE beyond any voting interest that it may have.  This assessment looks to sufficiency of an equity investment at risk in terms of the entity’s ability to self-finance its activities, as well as other indicators of control including the power to direct activities that impact economic performance, the obligation to absorb expected losses, and the right to receive expected returns.  The Company is deemed to control a VIE when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.  If the Company determines that it is the VIE’s primary beneficiary, the VIE must be consolidated in the Company’s consolidated financial statements.  At December 31, 2010, the Company had no variable interest in significant VIEs for which disclosure is required under FASB ASC Topic 810.

All intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”) including sales inducement asset (“SIA”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, allowance for loan loss and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, “Financial Instruments,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are priced using a fair value model or independent broker quotations.  ABS and RMBS are priced using fair value models and independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are determined using a discounted cash flow model which includes estimates that take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Fixed Maturity Securities (continued)

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  In addition, on the quarterly basis, the Company performs quantitative and qualitative analysis that includes back testing of recent trades, review of key assumptions such as spreads, duration, and credit rating, and on-going review of third-party pricing services’ methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

Please refer to Note 5 of the Company’s consolidated financial statements for further discussion of the Company’s fair value measurements.

With the adoption of the provisions of FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment (the difference between the current carrying amount and fair value of the security), if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

Prior to the Company’s adoption of the provisions of FASB ASC Topic 320 on April 1, 2009, the Company’s accounting policy for impairment on available-for-sale securities required recognition of an OTTI loss through earnings when the Company anticipated that it would be unable to recover all amounts due under the contractual obligations of the security.  In addition, in the event that securities were expected to be sold before the fair value of the security recovered to amortized cost, an OTTI loss also would be recorded through earnings.

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.

Please refer to Note 4 of the Company’s consolidated financial statements for further discussion of the Company’s recognition and disclosure of OTTI loss.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  The Company’s net investment income would have increased by $4.6 million and $4.3 million for the year ended December 31, 2010 and 2009, respectively, if these holdings were performing.  As of December 31, 2010 and 2009, the fair market value of holdings for issuers in default was $53.9 million and $26.0 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loans’ trade dates, which are the dates that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s statement of operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied, firstly against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses and write-off of specific mortgages are recorded as net realized gain or loss in the Company’s statements of operations.  Once the conditions causing impairment improve and future payments are reasonably assured, allowances are reduced and the mortgages are no longer classified as impaired.  However, the mortgage loan continues to be classified as impaired if the original terms of the contract have been restructured, resulting in the Company providing an economic concession to the borrower.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through allowances for losses at the time of disposition or foreclosure.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at depreciated cost.  Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the asset.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value, less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Derivative instruments

The Company uses derivative financial instruments including swaps, swaptions, options and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income or loss.

Policy loans and other

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower’s financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds-withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.

Investment income on assets within funds-withheld reinsurance portfolios is included as a component of net investment income (loss) in the Company’s consolidated statements of operations.

Please refer to Note 7 of the Company’s consolidated financial statements for further discussion of the Company’s net investment income (loss).

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to deposit-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Sales inducement asset (“SIA”) represents amounts that are credited to policyholder account balances related to the enhanced or bonus crediting rates that the Company offers on certain of its annuity products.  The costs associated with offering the enhanced or bonus crediting rates are capitalized and amortized over the expected life of the related contracts in proportion to the estimated gross profits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET (CONTINUED)

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process and are updated on a more frequent basis if required.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from deposit-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC and SIA asset for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC and SIA, to the present value of future expected gross profits; an adjustment is required if the current GAAP liability, net of DAC and SIA, is higher than the present value of future expected gross profits.  During the years ended December 31, 2010 and 2009, the Company wrote down DAC and the SIA by $126.0 million and $326.9 million, respectively, as a result of loss recognition related to certain annuity products.  Please refer to Note 13 of the Company’s consolidated financial statements for the Company’s DAC and SIA roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009 and 2008, the Company reached the cap for its DAC asset and SIA related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  At December 31, 2010, the Company’s SIA related to certain fixed and fixed index annuity remained at historical accumulated deferral with interest.  However, the Company’s DAC related to certain fixed and fixed index annuities was below the cap and regular amortization was recorded during the year.

Although recovery of DAC and the SIA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC and SIA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially determined present value of projected future gross profits from the Keyport Life Insurance Company (“Keyport”) in-force policies on November 1, 2001, the date of the Company’s acquisition of Keyport.  Prior to December 31, 2009, the Company’s VOBA also included the present value of projected future gross profits from the in-force policies that were transferred to SLNY, based on a series of agreements between SLNY and Sun Life and

Health Insurance Company (U.S.) (“SLHIC”), an affiliate, (the “SLHIC to SLNY asset transfer”).  VOBA related to Keyport is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business; VOBA related to the SLHIC to SLNY asset transfer was amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.  As of December 31, 2009, VOBA related to the SLHIC to SLNY asset transfer was fully amortized.

VOCRA represents a portion of the assets that were transferred to SLNY under the SLHIC to SLNY asset transfer.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  Please refer to Note 14 of the Company’s consolidated financial statements for the Company’s combined VOBA and VOCRA roll-forward.

Although recovery of VOBA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

The Company’s goodwill represents the intangible asset related to the transfer of goodwill to SLNY under the SLHIC to SLNY asset transfer.  Goodwill is allocated to the Group Protection segment  In accordance with FASB ASC Topic 350, “Intangibles—Goodwill and Other,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill during the second quarter of 2010 and concluded that this asset was not impaired.

OTHER ASSETS

The Company’s other assets are comprised primarily of receivables from affiliated companies, outstanding premiums, and intangible assets.

Intangible assets consist of state insurance licenses that are not subject to amortization and the value of distribution.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

Prior to December 31, 2009, the Company’s other asset also included property, equipment, leasehold improvements and capitalized software costs.  As described in Note 3, effective December 31, 2009, the Company transferred certain property, equipment, leasehold improvements and capitalized software costs to Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”), an affiliate.  Depreciation and amortization expenses related to these assets were $1.3 million and $1.3 million for years ended December 31, 2009 and 2008, respectively.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  During the year ended December 31, 2010, the Company recorded a $29.2 million adjustment to reserves related to loss recognition.  The Company did not record any adjustment to reserves related to loss recognition for the year ended December 31, 2009.

Reserves for GMDB and guaranteed minimum income benefits (“GMIB”) are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC

Topic 944 “Financial Services- Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life (“SPWL”) policies, GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740, “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  Please refer to Note 10 of the Company’s consolidated financial statements for further discussion of the Company’s income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy, and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

•                  The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed; and

•                  The activity related to the GMDB, GMIB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In July 2010, the FASB issued Accounting Standard Update (“ASU”) 2010-20, “Receivables (Topic 310): Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB ASC Topic 310 to enhance disclosures and to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables.  The amendments require an entity to provide a greater level of disaggregated information about the credit quality of the entity’s financing receivables and allowance for credit losses.  ASU 2010-20 also requires an entity to disclose credit quality indicators, the aging of past due information and the modification of its financing receivables.  The amendments in ASU 2010-20 that relate to disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.  However, the disclosure about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Comparative disclosures are required for reporting periods ending after initial adoption.  The Company adopted ASU 2010-20 on December 31, 2010.  The enhanced disclosures required by ASU 2010-20 for the period ending on December 31, 2010, are included in Note 4 of the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-18, “Receivables (Topic 310): Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset – a Consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 310, “Receivables.”  The amendments were made to eliminate diversity in practice in accounting for loans that undergo troubled debt restructuring for those loans that have been included in a pool of loans.  Under ASU 2010-18, debt modifications that were made for distressed loans included in a pool of loans, do not trigger the criteria needed to allow for such loans to be accounted for separately outside of the pool.  Upon initial adoption, an entity may make a one-time election to terminate accounting for loans as a pool.  The election may be made on a pool-by-pool basis and does not prevent the entity from using pool accounting for loans that will be acquired in the future.  The amendments in ASU 2010-18 are effective for the first fiscal quarter ending on or after July 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-18 on September 30, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

In March 2010, the FASB issued ASU 2010-11 “Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives,” which provides amendments to FASB ASC Topic 815, “Derivatives and Hedging” to clarify the embedded credit derivative scope exception included therein.  The amendments address how to determine which embedded credit derivative features are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting under ASC Topic 815.  Under ASU 2010-11, only the embedded credit derivative feature created by subordination between financial instruments is not subject to the bifurcation requirements of ASC Topic 815.  However, other embedded credit derivative features would be subject to analysis for potential bifurcation even if their effects are allocated to interests in tranches of securitized financial instruments in accordance with those subordination provisions.  The following circumstances would not qualify for the scope exception and are subject to the application of ASC Topic 815 requiring the embedded derivatives to be analyzed for potential bifurcation:

•                  An embedded derivative feature relating to another type of risk (including another type of credit risk) is present in the securitized financial instrument.

•                  The holder of an interest in a tranche of securitized financial instruments is exposed to the possibility of being required to make potential future payments because the possibility of those future payments is not created by subordination.

•                  The holder owns an interest in a single-tranche securitization vehicle; therefore, the subordination of one tranche to another is not relevant.

The amendments in ASU 2010-11 are effective for the first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-11 on July 1, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (“SEC”) filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2010 have been evaluated by the Company’s management in accordance with ASU No. 2010-09.

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820) - Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in order to provide more robust disclosures about the following:

•                  The different classes of assets and liabilities measured at fair value;

•                  The valuation techniques and inputs used;

•                  The transfers between Levels 1, 2, and 3; and

•                  The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company adopted ASU 2010-06 on January 1, 2010.  The enhanced disclosures required by ASU 2010-06 for the periods beginning after December 31, 2009 are included in Note 5 of the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 860, “Transfers and Servicing,” which were issued in June 2009.  These provisions amend and expand disclosures about the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  FASB ASC Topic 860 amends previously issued derecognition accounting and disclosure guidance and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether they must be consolidated in accordance with the provisions of FASB ASC Topic 860.  This guidance is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 810 which were issued in June 2009.  This guidance amends previously issued consolidation guidance which affects all entities currently within the scope of FASB ASC Topic 810, including QSPEs, as the concept of these entities was eliminated by FASB ASC Topic 860.  This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

In August 2009, the FASB issued No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update amends FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Company adopted this guidance on October 1, 2009.  The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In June 2009, the FASB issued FASB ASC Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company adopted FASB ASC Topic 105 on September 30, 2009.

The Company adopted the provisions of FASB ASC Topic 855, “Subsequent Events,” which were issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheet date, and the disclosures that the reporting entity should make about the subsequent events.

The Company adopted the provisions of FASB ASC Topic 820, which were issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320.  The Company adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 4 of the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 825 which were originally issued in April 2009.  The guidance requires disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies, as well as in annual financial statements, effective for interim reporting periods ending after June 15, 2009.  The adoption of the above-noted aspects of FASB ASC Topic 825 in the quarter ended June 30, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.  The required disclosures are included in Note 5 of the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 815, “Derivatives and Hedging,” which were issued in March 2008.  This guidance amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  These aspects of FASB ASC Topic 815 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged.  The Company adopted this guidance on January 1, 2009.  The required disclosures are included in Note 4 of the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 805, “Business Combinations,” which were issued in December 2007.  This guidance establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant requirements in the accounting guidance on business combinations made by FASB ASC Topic 805 include the following:

•                                          Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values;

•                                          Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred;

•                                          Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets;

•                                          Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability; and

•              Contingent consideration shall be recognized at the acquisition date.

FASB ASC Topic 805 is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited.  Assets and liabilities that arose from business combinations with acquisition dates prior to the effective date of this guidance shall not be adjusted upon adoption of these elements of FASB ASC Topic 805, with certain exceptions for acquired deferred tax assets and acquired income tax positions.  The Company adopted the above-noted aspects of FASB ASC Topic 805 on January 1, 2009 and will apply this guidance to future business combinations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

In January 2011, the FASB issued ASU 2011-01, “Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20,” which delays the effective date for the disclosure requirements for public entities related to troubled debt restructurings.  ASU 2011-01 applies to all public-entity creditors that modify financing receivables within the guidance given about troubled debt restructurings in ASU 2010-20. The delay is intended to allow the FASB time to complete its deliberations on the definition of a trouble debt restructuring.  Currently, it is anticipated that the new disclosure requirements for public entities regarding trouble debt restructurings as described in ASU 2010-20 will be effective for interim and annual periods ending after June 15, 2011.

In December 2010, the FASB issued ASU 2010-28 “Intangibles – Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts — a Consensus of the FASB Emerging Issues Task Force.”  The amendments of ASU 2010-28 require reporting units with zero or negative carrying amounts to perform Step 2 of goodwill impairment test if it is more likely than not that a goodwill impairment exists and to consider adverse qualitative factors when performing the impairment test.  The amendments in ASU 2010-28 are effective for interim periods and fiscal years beginning after December 15, 2010.  Early adoption is not permitted.  The Company adopted ASU 2010-28 on January 1, 2011 and does not expect the adoption to have significant impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29 “Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations – a Consensus of the FASB Emerging Issues Task Force.”  The amendments of ASU 2010-29 provide guidance to clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented.  ASU 2010-29 requires a public entity that presents comparative financial statements to disclose revenue and earnings of the combined entity as if the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period.  The amendments also require the supplemental pro forma disclosure to include a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly related to the business combination.  The amendments in ASU 2010-29 are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010.  The Company adopted ASU 2010-29 on January 1, 2011 and will apply this guidance to future business combinations.

In October 2010, the FASB issued ASU 2010-26 “Financial Services — Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts – a Consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 944 to modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts.  The amendments specify that only incremental costs of successful contract acquisition that result directly from and are essential to the contract transactions can be capitalized as deferred acquisition costs.  The incremental direct costs are those costs that would not have been incurred by the insurance entity if the contract transactions did not occur.  The amendments in ASU 2010-26 are effective for interim periods and fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2010-20 on January 1, 2012 and is assessing the impact of this adoption.

In April 2010, the FASB issued ASU 2010-15, “Financial Services – Insurance (Topic 944): How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments – a Consensus of the FASB Emerging Issues Task Force,” to provide guidance regarding accounting for investment funds determined to be VIE. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its controlling interest in a VIE, unless the separate account contract holder is a related party. The guidance is effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years, beginning after December 15, 2010.  The Company adopted ASU 2010-15 on January 1, 2011 and does not expect the adoption to have a significant impact to the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2009, the Company paid a dividend of all of Sun Life Vermont’s issued and outstanding common stock, and net assets totaling $94.9 million to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  Sun Life Vermont’s assets and liabilities were as follows at December 31:

2009
Assets:
Total investments and cash	$1,602,733
Deferred policy acquisition costs	139,702
Reinsurance receivable	902,957
Other assets	12,698
Total assets	$2,658,090

Liabilities:
Contractholder deposit funds and other policy liabilities	$787,610
Future contract and policy benefits	87,830
Debt payable to affiliates	1,315,000
Net deferred tax liability	171,413
Derivative instruments - payable	19,617
Other liabilities	181,750

Total liabilities	$2,563,220

The following table represents a summary of the results of operations for Sun Life Vermont which are included in discontinued operations for the years ended December 31:

	2009	2008

Total revenues	$191,965	$29,031
Total benefits and expenses	46,304	181,407
Income (loss) before income tax expense (benefit)	145,661	(152,376)
Income tax expense (benefit)	40,690	(43,040)

Net income (loss)	$104,971	$(109,336)

The Company transferred all of Sun Life Vermont’s assets and liabilities at their carrying value to the Parent and therefore no gain or loss resulted from this dividend.  Sun Life Vermont was previously reported as component of the Individual Protection segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with non-consolidated affiliates which are not included in these consolidated financial statements.

Reinsurance Related Transactions

As more fully described in Note 8 to the Company’s consolidated financial statements, the Company and its subsidiary, SLNY, are party to several reinsurance transactions with Sun Life Assurance Company of Canada (“SLOC”) and other affiliates.  Reinsurance premiums with related parties are based on market rates.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”) an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life, and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld, and a modified coinsurance basis.  The reinsurance agreement covered in-force policies on the effective date and new sales through December 31, 2009.  Effective January 1, 2010, the Company and BarbCo 3 amended the reinsurance agreement.  Refer to Note 8 for additional information regarding the amendment and the impact of this agreement on the Company’s consolidated financial statements.

Capital Transactions

During the years ended December 31, 2010 and 2009, the Company received capital contributions totaling $400.0 million and $748.7 million, respectively, from the Parent.  The cash contributions were recorded as additional paid-in capital and were made to ensure that the Company continues to exceed certain capital requirements prescribed by the National Association of Insurance Comissioners (“NAIC”).  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life insurance companies.  The risk-based capital formulas for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Effective December 31, 2009, the Company distributed all of Sun Life Vermont’s issued and outstanding common stock and net assets totaling $94.9 million in the form of a dividend to the Parent.  The Company did not declare or pay cash dividends to the Parent in 2010, 2009 or 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Debt Transactions

On November 8, 2007, a long-term financing arrangement was established with a financial institution (the “Lender”) that enables Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, at inception of the agreement, Sun Life Vermont issued an initial floating rate surplus note of $1 billion (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007- SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to this arrangement, Sun Life Vermont exercised its option to issue additional Surplus Notes of $200 million and $115 million in 2009 and 2008, respectively, to SUNAXXX.  At December 31, 2009 and 2008, the value of the Surplus Note was $1.3 billion and $1.1 billion, respectively.  As a result of the dividend of Sun Life Vermont, the $1.3 billion affiliated debt was not included in the Company’s consolidated balance sheets as of December 31, 2009.  Pursuant to an agreement between the Lender and the Company’s indirect parent, Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”), U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, consolidates SUNAXXX in accordance with FASB ASC Topic 810.  Sun Life Vermont agreed to reimburse U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  Sun Life Vermont incurred interest expense of $21.7 million and $46.5 million for the years ended December 31, 2009 and 2008, respectively, which is included in the Company’s consolidated statements of operations as a component of income (loss) from discontinued operations, net of tax.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), an affiliate.  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2010 and 2009, the Company had $18 million in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $1.0 million, $1.0 million and $4.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC with a maturity date of September 27, 2011.  The Company paid interest quarterly to Sun Life (Hungary) LLC.  Total interest incurred was $1.3 million for the year ended December 31, 2008.  The Company used the proceeds of the note for general corporate purposes.  On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2010 and 2009, the Company had $565 million of surplus notes payable to Sun Life Financial (U.S.) Finance, Inc., an affiliate.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2010, 2009 and 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”), an affiliate, due 2013.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $5.8 million to LLC III.  Total interest credited for these funding agreements was $6.2 million, $11.2 million, and $36.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On September 19, 2006, the Company also issued a $100 million floating rate demand note payable to LLC III.  For interest on this demand note, the Company expensed $0.7 million, $1.3 million, and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), an affiliate, due 2011.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  Total interest credited for these funding agreements was $5.4 million, $10.5 million, and $35.7 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to LLC II.  For interest on this demand note, the Company expensed $0.6 million, $1.2 million, and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”), an affiliate, due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  On July 1 and July 8, 2010, the Company paid $900.0 million and $10.0 million, respectively, to the LLC due to the maturity of these funding agreements.  Total interest credited for these funding agreements was $2.9 million, $11.3 million and $36.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to the LLC which matured on July 6, 2010.  On August 6, 2010, the Company paid $100.1 million to LLC, including $140 thousand in interest due to the maturity of the floating rate demand note.  For interest on this demand note, the Company expensed $0.5 million, $1.3 million and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company had an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  This agreement expired in July 2010 due to the maturity of the floating rate funding agreements with the LLC.

The account values related to these funding agreements issued to LLC III, LLC II and LLC are reported in the Company’s balance sheets as a component of contractholder deposits funds and other policy liabilities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following table lists the details of notes due to affiliates at December 31, 2010:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$250,000	$21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/06/2011	100,000	611
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	703
				$783,000	$44,925

The following table lists the details of notes due to affiliates at December 31, 2009:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$250,000	$21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/06/2010	100,000	1,257
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/06/2011	100,000	1,166
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	1,257
				$883,000	$47,921

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other

Effective December 31, 2009, the Company transferred all of its employees to Sun Life Services with the exception of 28 employees who were transferred to Sun Life Financial Distributors, Inc. (“SLFD”), another affiliate.  Neither Sun Life Services nor SLFD are included in the accompanying consolidated financial statements.  Concurrent with this transaction, Sun Life Services assumed the sponsorship of the Company’s retirement plans, as discussed in Note 9 to the Company’s consolidated financial statements.  As a result of this transaction, the Company transferred to Sun Life Services the assets and liabilities, and associated deferred tax asset, summarized in the following table:

Assets:
Cash	$32,298
Property and equipment	9,545
Software and other	58,877
Deferred tax asset	25,543
Total assets	$126,263

Liabilities:
Pension liabilities	$109,512
Long term incentives	16,923
Other liabilities	48,733
Total liabilities	$175,168

In accordance with FASB ASC Topic 845, “Nonmonetary Transactions,” all assets and liabilities were transferred at book value and no gain or loss was recognized in the Company’s consolidated statement of operations.  The difference between the book value of the transferred assets and liabilities of $48.9 million, net of tax, was recorded by the Company as other comprehensive income and paid-in-capital.  Prior to the transfer, this difference between the book value of the transferred assets and liabilities was recorded in the Company’s consolidated balance sheet as a component of accumulated other comprehensive income.

Pursuant to an administrative services agreement between the Company and Sun Life Services which was effective December 31, 2009, Sun Life Services provides human resources services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative and other operational support functions) to the Company.  The Company reimburses Sun Life Services for the cost of such services, plus, with respect to certain of those services, pays an arms-length based profit margin to be agreed upon by the parties.  Total payments under this agreement were $117.6 million for the year ended December 31, 2010.

As described in Note 9, the Company participates in a pension plan and other retirement plans sponsored by Sun Life Services.

The transfer of fixed assets from the Company to Sun Life Services discussed above, along with the administrative services agreement, resulted in a sale-leaseback transaction.  The Company recorded a deposit liability for $17.1 million which represents the cost of certain of the assets transferred.  The Company will amortize the liability over the remaining useful life of the assets that were sold, which was estimated to be seven years.  As of December 31, 2010, the remaining deposit liability was $14.3 million.

Effective December 31, 2009, Sun Life Services and SLOC entered into an administrative services agreement under which Sun Life Services provides to SLOC, as requested, personnel and certain services.  Prior to December 31, 2009, the Company had an administrative services agreement with SLOC under which the Company provided personnel and certain services to SLOC, as requested.  Pursuant to the agreement with SLOC, the Company recorded reimbursements of $336.0 million and $316.7 million for the years ended December 31, 2009 and 2008, respectively, as a reduction to other operating expenses.  Effective December 31, 2009, the Company no longer provides personnel services to SLOC and SLOC no longer reimburses the Company for such services.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other (continued)

The Company has administrative services agreements with SLOC under which SLOC provides, as requested, certain services and facilities on a cost-reimbursement basis.  Pursuant to the agreements with SLOC, the Company recorded expenses of $13.0 million, $8.9 million and $9.9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity businesses.  Expenses under this agreement amounted to approximately $18.0 million, $15.5 million and $17.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $23.5 million, $24.2 million and $24.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with SLC – U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement were approximately $13.0 million, $8.9 million and $17.2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $13.0 million, $4.3 million and $2.1 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company paid $21.4 million, $18.2 million and $18.6 million for the years ended December 31, 2010, 2009 and 2008, respectively, in investment management services fees to SCA.

During the years ended December 31, 2010, 2009 and 2008, the Company paid $41.4 million, $45.4 million and $23.7 million, respectively, in distribution fees to SLFD.

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $12.1 million, $10.1 million, and $10.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.  Rental income is reported as a component of net investment income.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

During the year ended December 31, 2009, the Company sold certain limited partnership investments to SLOC with a book value of $16.9 million and a fair market value of $22.4 million.  The Company recorded a pre-tax gain on the sales of $5.5 million for the year ended December 31, 2009.  During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and fair market value of $87.2 million.

During the year ended December 31, 2009, the Company purchased $395.7 million of available-for-sale fixed-rate bonds from Sun Life Investments LLC at fair value.  The Company paid cash for the bonds.

During the year ended December 31, 2010, the Company sold mortgage loans to SLOC with a book value of $85.6 million and a fair market value of $93.4 million and recognized a pre-tax gain of $7.8 million as a result. During the year ended December 31, 2010, the Company also purchased $52.2 million of mortgage loans from SLOC at fair value.  During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value and a fair market value of $150.2 million.  The Company did not purchase or sell any mortgage loan from SLOC during the year ended December 31, 2009.

In 2004, employees of the Company became participants in a restricted share unit (“RSU”) plan with the Company’s indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $9.6 million, $7.9 million and $5.9 million relating to RSUs for the years ended December 31, 2010, 2009 and 2008, respectively.

SLNY has a series of agreements with SLHIC, through which substantially all of the New York issued business of SLHIC was transferred to SLNY.  As part of these agreements, SLNY received certain intangible assets totaling $31.3 million.  These assets included the value of distribution acquired, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million for each of the years ended December 31, 2010, 2009 and 2008.

VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  VOBA was fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2010	2009	2008
VOBA	$—	$913	$782
VOCRA	$1,327	$4,063	$4,627

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection segment.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS

FIXED MATURITY SECURITIES

The amortized cost and fair value of fixed maturity securities held at December 31, 2010, were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses(1)	Fair Value
Non-corporate securities:
Asset-backed securities	$694	$27	$(6)	$—	$715
Residential mortgage-backed securities	32,263	2,351	—	—	34,614
Commercial mortgage-backed securities	15,952	522	(1,424)	—	15,050
Foreign government & agency securities	506	57	—	—	563
U.S. states and political subdivision securities	217	—	(3)	—	214
U.S. treasury and agency securities	371,704	4,500	(971)	—	375,233
Total non-corporate securities	421,336	7,457	(2,404)	—	426,389

Corporate securities	1,001,615	82,490	(2,267)	(12,304)	1,069,534

Total available-for-sale fixed maturity securities	$1,422,951	$89,947	$(4,671)	$(12,304)	$1,495,923

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$544,106	$10,104	$(142,230)	$411,980
Residential mortgage-backed securities	1,184,184	17,259	(278,650)	922,793
Commercial mortgage-backed securities	917,650	42,368	(140,823)	819,195
Foreign government & agency securities	122,537	8,239	—	130,776
U.S. states and political subdivision securities	605	8	—	613
U.S. treasury and agency securities	745,460	3,037	(878)	747,619
Total non-corporate securities	3,514,542	81,015	(562,581)	3,032,976

Corporate securities	8,195,874	368,893	(130,625)	8,434,142

Total trading fixed maturity securities	$11,710,416	$449,908	$(693,206)	$11,467,118

(1)       Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (“AOCI”) for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and fair value of fixed maturity securities held at December 31, 2009, were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses(1)	Fair Value
Non-corporate securities:
Asset-backed securities	$966	$42	$(19)	$—	$989
Residential mortgage-backed securities	45,531	2,170	—	—	47,701
Commercial mortgage-backed securities	18,566	114	(2,600)	—	16,080
Foreign government & agency securities	728	39	(7)	—	760
U.S. treasury and agency securities	38,063	1,156	(88)	—	39,131
Total non-corporate securities	103,854	3,521	(2,714)	—	104,661

Corporate securities	1,017,570	86,026	(18,993)	(13,748)	1,070,855

Total available-for-sale fixed maturity securities	$1,121,424	$89,547	$(21,707)	$(13,748)	$1,175,516

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$658,864	$6,766	$(198,367)	$467,263
Collateralized mortgage obligations	—	—	—	—
Residential mortgage-backed securities	1,437,147	13,051	(409,307)	1,040,891
Commercial mortgage-backed securities	972,971	23,199	(357,241)	638,929
Foreign government & agency securities	76,971	6,277	—	83,248
U.S. treasury and agency securities	525,758	14,122	(2,350)	537,530
Total non-corporate securities	3,671,711	63,415	(967,265)	2,767,861

Corporate securities	8,371,250	300,777	(309,366)	8,362,661

Total trading fixed maturity securities	$12,042,961	$364,192	$(1,276,631)	$11,130,522

(1)    Represents the pre-tax non-credit OTTI loss recorded as a component of AOCI for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity securities held at December 31, 2010 are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$30,952	$31,587
Due after one year through five years	659,829	708,996
Due after five years through ten years	100,916	108,069
Due after ten years	582,345	596,892
Subtotal – Maturities of available-for-sale fixed securities	1,374,042	1,445,544
ABS, RMBS and CMBS securities (1)	48,909	50,379
Total available-for-sale fixed securities	$1,422,951	$1,495,923

Maturities of trading fixed securities:
Due in one year or less	$1,261,177	$1,264,869
Due after one year through five years	4,388,274	4,566,185
Due after five years through ten years	1,907,089	2,003,614
Due after ten years	1,507,936	1,478,482
Subtotal – Maturities of trading fixed securities	9,064,476	9,313,150
ABS, RMBS and CMBS securities (1)	2,645,940	2,153,968
Total trading fixed securities	$11,710,416	$11,467,118

(1)    ABS, RMBS and CMBS securities are shown separately in the table as they are not due at a single maturity.

Gross gains of $172.6 million, $50.0 million and $14.0 million and gross losses of $40.9 million, $57.5 million and $161.2 million were realized on the sale of fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, respectively.

Fixed maturity securities with an amortized cost of approximately $12.3 million and $12.4 million at December 31, 2010 and 2009, respectively, were on deposit with federal and state governmental authorities, as required by law.

As of December 31, 2010 and 2009, 92.4% and 91.1%, respectively, of the Company’s fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  Securities that are not rated by a nationally recognized statistical rating organization are assigned ratings based on the Company’s internally prepared credit evaluations.  During 2010, 2009 and 2008, the Company incurred realized losses totaling $0.9 million, $4.8 million and $41.9 million, respectively, for other-than-temporary impairment of value on its available-for-sale fixed maturity securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

Unrealized Losses

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2010.

	Less Than Twelve Months		Twelve Months Or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$—	$—	$11	$(6)	$11	$(6)
Residential mortgage-backed securities	26	—	—	—	26	—
Commercial mortgage-backed securities	—	—	2,534	(1,424)	2,534	(1,424)
Foreign government & agency securities	—	—	—	—	—	—
U.S. States and political subdivision securities	214	(3)	—	—	214	(3)
U.S. treasury and agency securities	23,636	(971)	—	—	23,636	(971)
Total non-corporate securities	23,876	(974)	2,545	(1,430)	26,421	(2,404)

Corporate securities	187,916	(5,211)	91,154	(9,360)	279,070	(14,571)

Total	$211,792	$(6,185)	$93,699	$(10,790)	$305,491	$(16,975)

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2009.

	Less Than Twelve Months		Twelve Months Or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$—	$—	$37	$(19)	$37	$(19)
Commercial mortgage-backed securities	499	(1)	6,597	(2,599)	7,096	(2,600)
Foreign government & agency securities	—	—	212	(7)	212	(7)
U.S. treasury and agency securities	16,942	(88)	—	—	16,942	(88)
Total non-corporate securities	17,441	(89)	6,846	(2,625)	24,287	(2,714)

Corporate securities	83,967	(6,208)	183,430	(26,533)	267,397	(32,741)

Total	$101,408	$(6,297)	$190,276	$(29,158)	$291,684	$(35,455)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

UNREALIZED LOSSES (CONTINUED)

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category, at December 31, 2010 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	—	1	1
Residential mortgage-backed securities	1	—	1
Commercial mortgage-backed securities	—	5	5
Foreign government & agency securities	—	—	—
U.S. States and political subdivision securities	1	—	1
U.S. treasury and agency securities	2	—	2
Total non-corporate securities	4	6	10

Corporate securities	72	35	107

Total	76	41	117

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category at December 31, 2009 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	—	1	1
Commercial mortgage-backed securities	1	8	9
Foreign government & agency securities	—	1	1
U.S. treasury and agency securities	2	—	2
Total non-corporate securities	3	10	13

Corporate securities	41	86	127

Total	44	96	140

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT

Beginning on April 1, 2009, the Company presents and discloses OTTI in accordance with FASB ASC Topic 320.  Securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential OTTI.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the current carrying amount and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company utilizes a Credit Committee, comprised of investment and finance professionals, which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, also are used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized losses on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

“Impaired List”- This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows.  For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income.

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the fair value is less than the carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

For securities that are assessed to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, and the near-term prospects of the issuer, as well as the issuer’s relative liquidity, among other factors.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $0.9 million and $4.8 million for the year ended December 31, 2010 and 2009, respectively on its available-for-sale fixed maturity securities.  The $0.9 million credit loss OTTI recorded during the year ended December 31, 2010 was concentrated in corporate debt of a foreign issuer.  This impairment was driven primarily by the adverse financial condition of the foreign issuer.  The $4.8 million credit loss OTTI recorded during the year ended December 31, 2009 was concentrated in corporate debt of financial institutions.  These impairments also were driven primarily by the adverse financial conditions of the issuers.

The following tables roll-forward the amount of credit losses recognized in earnings on debt securities, for which a portion of the OTTI also was recognized in other comprehensive income:

Year ended December 31, 2010

Beginning balance, at January 1, 2010	$9,148
Add: Credit losses remaining in accumulated deficit related to the adoption of FASB ASC Topic 320	—
Add: Credit losses on OTTI not previously recognized	885
Less: Credit losses on securities sold	(2,528)
Less: Credit losses on securities impaired due to intent to sell	—
Add: Credit losses on previously impaired securities	—
Less: Increases in cash flows expected on previously impaired securities	(1,658)
Ending balance, at December 31, 2010	$5,847

Nine-month Period Ended December 31, 2009

Beginning balance, at April 1, 2009, prior to the adoption of FASB ASC Topic 320	$—
Add: Credit losses remaining in accumulated deficit related to the adoption of FASB ASC Topic 320	27,805
Add: Credit losses on OTTI not previously recognized	4,834
Less: Credit losses on securities sold	(22,377)
Less: Credit losses on securities impaired due to intent to sell	—
Add: Credit losses on previously impaired securities	—
Less: Increases in cash flows expected on previously impaired securities	(1,114)
Ending balance, at December 31, 2009	$9,148

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of mortgage loans and real estate investments, net of applicable allowances and accumulated depreciation, was as follows:

	December 31,
	2010	2009

Total mortgage loans	$1,737,528	$1,911,961

Real estate:
Held for production of income	214,665	202,277
Total real estate	$214,665	$202,277

Total mortgage loans and real estate	$1,952,193	$2,114,238

Accumulated depreciation on real estate was $45.6 million and $40.6 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $30.1 million and $17.3 million at December 31, 2010 and 2009, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $23.7 million and $25.5 million at December 31, 2010 and 2009, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Delinquency status is determined based upon the occurrence of a missed contract payment.  The following table set forth an age analysis of past due loans in the Company’s mortgage loan portfolio at December 31.

	Gross Carrying Value
	2010	2009

Past due:
Between 30 and 59 days	$16,607	$38,434
Between 60 and 89 days	12,333	8,704
90 days or more	19,310	4,300
Total past due	48,250	51,438
Current (1)	1,743,060	1,903,305
Balance, at December 31	$1,791,310	$1,954,743
Past due more than 90 days with total accrued interest	$—	$—

The Company’s allowance for mortgage loan losses at December 31 was as follow:

	Allowance for Loan Loss
	2010	2009

General allowance	$23,662	$25,500
Specific allowance	30,120	17,282
Total	$53,782	$42,782

(1)             Included in the $1,743.1 million and $1,903.3 million of the Company’s mortgage loans in current status at December 31, 2010 and 2009, are $165.6 million and $191.4 million, respectively, of mortgage loans that are impaired but not past due.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The Company individually evaluates all its mortgage loans for impairment and records a specific provision for those deemed impaired.  The Company also collectively evaluates most of its mortgage loans (excluding those for which a specific allowance was recorded) for impairment.  At December 31, 2010, the Company individually and collectively evaluated loans with a gross carrying value of $1,791.3 million and $1,706.0 million, respectively.

The credit quality indicator for the Company’s mortgage loans is an internal risk rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the gross carrying value of the Company’s mortgage loans disaggregated by credit quality indicator at December 31, 2010.

2010
Insured	$—
High	394,288
Standard	544,243
Satisfactory	333,086
Low quality	519,693
Total	$1,791,310

The following table shows the gross carrying value of impaired mortgage loans and related allowances at December 31, 2010:

	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$119,323	$85,281	$204,604
Unpaid principal balance	120,417	88,625	209,042
Related allowance	—	30,120	30,120
Average recorded investment	113,701	86,575	200,276
Interest income recognized	$5,899	$—	$5,899

Included in the $204.6 million and $215.9 million of impaired mortgage loans at December 31, 2010 and 2009, are $119.3 million and $134.9 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceed the carrying value of the loans.

The average investment in impaired mortgage loans before an allowance for loan loss, the related interest income and cash receipts for interest on impaired mortgage loans were as follows, for the years ended December 31:

	2010	2009	2008

Average investment	$200,276	$121,500	$11,963
Interest income	$5,899	$897	$—
Cash receipts on interest	$5,899	$897	$—

The gross carrying value of the Company’s mortgage loans on nonaccrual status was $114.7 million at December 31, 2010.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The activity in the allowance for loan loss was as follows:

	2010	2009	2008

Balance at January 1	$42,782	$3,000	$3,288
Provisions for allowance	26,742	40,050	3,000
Charge-offs	(6,892)	—	—
Recoveries	(8,850)	(268)	(3,288)
Balance at December 31	$53,782	$42,782	$3,000

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2010	2009
Property Type:
Office building	$599,930	$638,603
Retail	748,345	808,125
Industrial/warehouse	242,413	241,627
Apartment	54,364	100,435
Other	360,923	368,230
Allowance for loan losses	(53,782)	(42,782)
Total	$1,952,193	$2,114,238

	2010	2009
Geographic region:
Arizona	$46,968	$53,470
California	85,853	114,196
Florida	200,056	217,614
Georgia	69,173	57,861
Maryland	44,923	46,412
Massachusetts	112,128	116,025
Missouri	52,218	58,523
New York	247,154	305,810
Ohio	125,454	135,088
Pennsylvania	98,251	110,758
Texas	303,336	325,234
Washington	65,708	52,353
Other (1)	554,753	563,676
Allowance for loan losses	(53,782)	(42,782)
Total	$1,952,193	$2,114,238

(1)       Includes the states in which the value of the Company’s mortgage loans and real estate investments was below $50 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

At December 31, 2010, scheduled mortgage loan maturities were as follows:

2011	$110,273
2012	77,521
2013	135,745
2014	163,227
2015	183,253
Thereafter	1,091,171
General allowance	(23,662)
Total	$1,737,528

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate into the future.  The outstanding funding commitments for these mortgages amount to $0.6 million and $51.0 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

LEVERAGED LEASES AND LIMITED PARTNERSHIPS

The Company was an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  The master lessee had the option to purchase the equipment at the expiration of the lease term.  The Company’s equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The Company did not have the ability to direct the activities that most significantly impact the economic performance of the VIE nor the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.  Therefore, the Company did not consolidate this trust in its consolidated financial statements.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and was non-recourse to the Company.  The leveraged lease investment was included as a part of other invested assets in the Company’s consolidated balance sheet at December 31, 2009.

On June 1, 2010, the master lessee elected to exercise a fixed price purchase option to purchase the equipment and the Company received $22.6 million in cash for its investment in the VIE and realized a $3.4 million gain in its consolidated statement of operations.

The Company had no leveraged lease investments at December 31, 2010.  The Company’s net investment in the leveraged lease at December 31, 2009 was composed of the following elements:

Lease contract receivable	$1,247
Less: non-recourse debt	—
Net receivable	1,247
Estimated value of leased assets	20,795
Less: Unearned and deferred income	(731)
Investment in leveraged leases	21,311
Less: Fees	(12)
Net investment in leveraged leases	$21,299

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $12.6 million and $12.8 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, foreign currency exchange rates, equity market conditions, and to alter exposure arising from mismatches between assets and liabilities.  Derivative instruments are recorded in the consolidated balance sheets at fair value and are presented as assets or liabilities.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of FASB ASC Topic 815, is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of net derivative income or loss.

Credit enhancement such as collateral is used to improve the credit risk of longer term derivative contracts.

It is common, and the Company’s preferred practice, for the parties to execute a Credit Support Annex (“CSA”) in conjunction with the International Swaps and Derivatives Association Master Agreement. Under a CSA, collateral is passed between the parties to mitigate the market contingent counterparty risk inherent in outstanding positions.

The primary types of derivatives held by the Company include swap agreements, swaptions, futures, call/put options and embedded derivatives, as described below.

Swap Agreements

As a component of its investment strategy, the Company utilizes swap agreements.  Swap agreements are agreements to exchange with a counterparty a series of cash flow payments at pre-determined intervals, based upon or calculated by reference to changes in specified interest rates (fixed or floating), foreign currency exchange rates, or prices on an underlying principal balance (notional).  Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party, except on certain foreign currency exchange swaps.  A single net payment is usually made by one counterparty at pre-determined dates.  The net payment is recorded as a component of net derivative (loss) income in the Company’s consolidated statement of operations.

Interest rate swaps are generally used to change the character of cash flows (e.g., fixed payments to floating rate payments) for duration matching purposes and to manage exposures to changes in the risk-free interest rate.

Foreign currency swaps are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.  From 2000 through 2002, and again in 2005, the Company marketed GICs to unrelated third parties.  Each GIC transaction is highly-individualized, but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

On September 6, 2006, the Company entered into an agreement with the CARS Trust whereby the Company is the sole beneficiary of the CARS Trust.  Please refer to Note 1 of the Company’s consolidated financial statements for additional information regarding the CARS Trust.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Swaptions

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions settle or expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement.

Futures

Futures contracts, both long and short, are entered into for purposes of hedging liabilities on fixed index and variable annuity products containing guaranteed minimum death benefit and living benefit features, with cash flows based on changes in equity indices.  Certain futures are also utilized to hedge interest rate risk associated with these products.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin.

Call/Put Options

In addition to short futures, the Company also utilizes over-the-counter (“OTC”) put options on major indices to hedge against stock market exposure inherent in the guaranteed minimum death benefit and living benefit features of the Company’s variable annuities.  Unlike futures, however, these options require initial cash outlays.  The Company also purchases OTC call options on major indices to economically hedge its obligations under certain fixed annuity contracts, as well as enhance income on the underlying assets.  On the trade date, an initial cash margin is exchanged for listed options.  Daily cash is exchanged to settle the daily variation margin.

Foreign Currency Contracts

A foreign currency contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement at a specified future date.  Foreign currency contracts are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Embedded Derivatives

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives.  No embedded derivatives required bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain derivatives embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  Please refer to Note 8 of the Company’s consolidated financial statements for further information regarding derivatives embedded in reinsurance contracts; refer to Note 12 for further information regarding derivatives embedded in annuity contracts.

The following is a summary of the Company’s derivative positions at:

	December 31, 2010		December 31, 2009
	Number of Contracts	Principal Notional	Number of Contracts	Principal Notional

Interest rate swaps	70	$5,443,500	102	$8,883,000
Currency swaps	7	349,460	10	351,740
Credit default swaps	1	37,400	1	55,000
Equity swaps	—	—	2	4,908
Currency forwards	36	44,149	—	—
Swaptions	1	350,000	5	1,150,000
Futures (1)	(25,699)	2,918,839	(13,811)	2,378,216
Index call options	9,604	1,858,109	7,345	1,313,381
Index put options	4,100	515,632	7,100	682,499
Total		$11,517,089		$14,818,744

(1)            The negative amount represents the Company’s short position

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

With the exception of embedded derivatives, all derivatives are carried at fair value in derivative instruments — receivable or derivative instruments – payable in the Company’s consolidated balance sheets.  Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  The following is a summary of the Company’s derivative asset and liability positions by primary risk exposure.

	At December 31, 2010		At December 31, 2009
	Asset Derivatives	Liability Derivatives	Asset Derivatives	Liability Derivatives
	Fair Value (a)	Fair Value (a)	Fair Value (a)	Fair Value (a)

Interest rate contracts	$97,060	$329,214	$130,178	$532,401
Foreign currency contracts	32,504	3,878	56,032	905
Equity contracts	59,397	—	58,692	—
Credit contracts	—	27,341	—	34,349
Futures contracts (b)	9,103	1,590	14,325	5,255
Total derivative instruments	198,064	362,023	259,227	572,910
Embedded derivatives (c)	2,896	178,069	11,308	417,764
Total	$200,960	$540,092	$270,535	$990,674

(a)     Amounts are presented without consideration of cross-transaction netting and collateral.

(b)             Futures contracts include interest rate, equity price and foreign currency exchange risks.

(c)              Embedded derivatives expose the Company to a combination of credit, interest rate and equity price risks.

All realized and unrealized derivative gains and losses are recorded in net derivative loss in the Company’s consolidated statements of operations.  The following is a summary of the Company’s realized and unrealized gains (losses) by derivative type for the years ended December 31:

	2010	2009	2008

Interest rate contracts	$(122,712)	$143,402	$(501,413)
Foreign currency contracts	(16,206)	(12,116)	28,078
Equity contracts	(26,734)	(71,865)	(53,397)
Credit contracts	7,008	(9,855)	(35,149)
Futures contracts	(217,428)	(328,595)	35,447
Embedded derivatives	226,782	239,127	(79,024)
Net derivative loss from continuing operations	$(149,290)	$(39,902)	$(605,458)
Net derivative income (loss) from discontinued operations	$—	$216,956	$(266,086)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Concentration of Credit Risk

Credit risk relates to the uncertainty of an obligor’s continued ability to make timely payments in accordance with the contractual terms of the instrument or contract.  With derivative instruments, the Company is primarily exposed to credit risk through its counterparty relationships.  The Company primarily manages credit risk through policies which address the quality of counterparties, contractual requirements for transacting with counterparties and collateral support agreements, and limitations on counterparty concentrations.  Exposures by counterparty and counterparty credit ratings are monitored closely.  All of the contracts are held with counterparties rated A or higher.  As of December 31, 2010, the Company’s liability positions were linked to a total of 15 counterparties, of which the largest single unaffiliated counterparty payable net of collateral, had credit exposure of $7.9 million to the Company.  As of December 31, 2010, the Company’s asset positions were linked to a total of 15 counterparties, of which the largest single unaffiliated counterparty receivable net of collateral, had credit exposure of $4.1 million.

Credit-related Contingent Features

All derivative transactions are covered under standardized contractual agreements with counterparties all of which include credit-related contingent features.  Certain counterparty relationships also may include supplementary agreements with such tailored terms as additional triggers for early terminations, acceptable practices related to cross-transaction netting and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.  The aggregate value of all derivative instruments with credit risk-related contingent features that were in a liability position at December 31, 2010 was approximately $362.0 million.

In the event of an early termination, the Company might be required to accelerate payments to counterparties, up to the current value of its liability positions, offset by the value of previously pledged collateral and cross-transaction netting.  If payments cannot be exchanged simultaneously at early termination, funds also will be held in escrow to facilitate settlement.  If an early termination was triggered on December 31, 2010, the Company would be expected to settle a net obligation of less than $0.1 million.

If counterparties are unable to meet accelerated payment obligations, the Company may also be exposed to uncollectible asset positions, offset by the value of collateral that has been posted by the Company.

At December 31, 2010, the Company pledged $224.2 million in U.S. Treasury securities as collateral to counterparties.  At December 31, 2010, counterparties pledged to the Company $60.3 million in collateral comprising of cash and U.S. Treasury securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted FASB ASC Topic 820, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

As a result of the adoption of FASB ASC Topic 820, the value of the Company’s embedded derivative liabilities decreased by $166.1 million during the year ended December 31, 2008.  This change was primarily the result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance.  During the year ended December 31, 2010, there were no changes to these valuation techniques and the related inputs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•                  Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•                  Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)              Quoted prices for similar assets or liabilities in active markets,

b)             Quoted prices for identical or similar assets or liabilities in non-active markets,

c)              Inputs other than quoted market prices that are observable, and

d)             Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), certain corporate debt, certain private equity investments and certain derivatives, including derivatives embedded in reinsurance contracts.

Level 3

•                  Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and certain funding agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$—	$704	$11	$715
Residential mortgage-backed securities	—	34,614	—	34,614
Commercial mortgage-backed securities	—	13,003	2,047	15,050
Foreign government & agency securities	—	563	—	563
U.S. states and political subdivisions securities	—	214	—	214
U.S. treasury and agency securities	375,233	—	—	375,233
Corporate securities	—	1,068,399	1,135	1,069,534
Total available-for-sale fixed maturity securities	375,233	1,117,497	3,193	1,495,923

Trading fixed maturity securities:
Asset-backed securities	—	321,129	90,851	411,980
Residential mortgage-backed securities	—	834,074	88,719	922,793
Commercial mortgage-backed securities	—	737,024	82,171	819,195
Foreign government & agency securities	—	116,986	13,790	130,776
U.S. states and political subdivisions securities	—	613	—	613
U.S. treasury and agency securities	737,936	8,582	1,101	747,619
Corporate securities	—	8,301,586	132,556	8,434,142
Total trading fixed maturity securities	737,936	10,319,994	409,188	11,467,118

Derivative instruments - receivable:
Interest rate contracts	—	97,060	—	97,060
Foreign currency contracts	—	32,504	—	32,504
Equity contracts	14,873	30,739	13,785	59,397
Futures contracts	9,103	—	—	9,103
Total derivative instruments - receivable	23,976	160,303	13,785	198,064

Other invested assets	2,890	11,120	8,343	22,353
Short-term investments	832,739	—	—	832,739
Cash and cash equivalents	736,323	—	—	736,323
Total investments and cash	2,709,097	11,608,914	434,509	14,752,520

Separate account assets:
Mutual fund investments	21,892,209	30,517	—	21,922,726
Equity investments	188,216	277	—	188,493
Fixed income investments	317,713	5,812,900	56,323	6,186,936
Alternative investments	24,094	78,164	293,254	395,512
Other investments	900	—	—	900
Total separate account assets (1) (2)	22,423,132	5,921,858	349,577	28,694,567

Total assets measured at fair value on a recurring basis	$25,132,229	$17,530,772	$784,086	$43,447,087

(1)    Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.

(2)    Excludes $1,814.1 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$—	$—	$2,245	$2,245
Guaranteed minimum accumulation benefit liability	—	—	49	49
Derivatives embedded in reinsurance contracts	—	41,272	—	41,272
Fixed index annuities	—	—	131,608	131,608
Total other policy liabilities	—	41,272	133,902	175,174

Derivative instruments — payable:
Interest rate contracts	—	329,214	—	329,214
Foreign currency contracts	—	3,878	—	3,878
Credit contracts	—	—	27,341	27,341
Futures contracts	1,590	—	—	1,590
Total derivative instruments — payable	1,590	333,092	27,341	362,023

Other liabilities:
Bank overdrafts	61,227	—	—	61,227

Total liabilities measured at fair value on a recurring basis	$62,817	$374,364	$161,243	$598,424

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$—	$952	$37	$989
Residential mortgage-backed securities	—	47,701	—	47,701
Commercial mortgage-backed securities	—	14,150	1,930	16,080
Foreign government & agency securities	—	760	—	760
U.S. treasury and agency securities	39,131	—	—	39,131
Corporate securities	—	1,062,919	7,936	1,070,855
Total available-for-sale fixed maturity securities	39,131	1,126,482	9,903	1,175,516

Trading fixed maturity securities:
Asset-backed securities	—	355,613	111,650	467,263
Residential mortgage-backed securities	—	886,340	154,551	1,040,891
Commercial mortgage-backed securities	—	624,845	14,084	638,929
Foreign government & agency securities	—	67,925	15,323	83,248
U.S. treasury and agency securities	503,123	34,407	—	537,530
Corporate securities	—	8,254,775	107,886	8,362,661
Total trading fixed maturity securities	503,123	10,223,905	403,494	11,130,522

Derivative instruments - receivable	14,922	235,484	8,821	259,227
Other invested assets	20,242	206	—	20,448
Short-term investments	1,267,311	—	—	1,267,311
Cash and cash equivalents	1,804,208	—	—	1,804,208
Total investments and cash	3,648,937	11,586,077	422,218	15,657,232

Other assets:
Separate account assets (1) (2)	18,045,908	5,233,602	547,841	23,827,351

Total assets measured at fair value on a recurring basis	$21,694,845	$16,819,679	$970,059	$39,484,583

(1)             Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.

(2)             Excludes $501.0 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$—	$—	$168,786	$168,786
Guaranteed minimum accumulation benefit liability	—	—	81,669	81,669
Derivatives embedded in reinsurance contracts	—	15,035	—	15,035
Fixed index annuities	—	—	140,966	140,966
Total other policy liabilities	—	15,035	391,421	406,456

Derivative instruments — payable	5,256	533,305	34,349	572,910

Other liabilities:
Bank overdrafts	60,037	—	—	60,037

Total liabilities measured at fair value on a recurring basis	$65,293	$548,340	$425,770	$1,039,403

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total Fair Value	Total Gains (Losses)
Asset
VOCRA	$—	$—	$5,766	$5,766	$(2,600)

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  The impairment charge was allocated to the Group Protection segment.  The fair value of VOCRA was calculated as the sum of the undiscounted cash flows the Company expects to realize, based on the segment’s anticipated long-term profit margins.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments that are measured at fair value on a recurring basis are summarized below:

Fixed maturity securities:  The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model or independent broker quotations.  ABS and RMBS are priced using models and independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities are also priced using market prices or broker quotes.

Derivative instruments - receivables and payables:  The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.  The Company uses credit valuation adjustments (“CVAs”) to properly reflect the component of fair value of certain derivative instruments that arise from default risk.  CVAs are based on a methodology that primarily uses published credit default swap spreads as a key input in determining an implied level of expected loss over the total life of the derivative contract.  When this information is not available, the Company also may utilize credit spreads implied from published bond yields or published cumulative default experience data adjusted for current trends.  CVAs may be calculated based on the credit risk of counterparties for asset positions or the Company’s own credit risk for liability positions.  The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

Other invested assets:  This financial instrument primarily consists of equity securities.  The fair value of the Company’s equity securities is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Cash, cash equivalents and short-term investments:  The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Separate accounts, assets and liabilities:  The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

Other policy liabilities: The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  Guaranteed minimum accumulation benefit (“GMAB”) or guaranteed minimum withdrawal benefit (“GMWB”) are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts as of the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2010:

		Total realized and unrealized gains (losses)		Purchases,			Change in unrealized
Assets	Beginning balance	Included in earnings	Included in other comprehensive income	issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	gains (losses) included in earnings relating to instruments still held at the reporting date
Available-for-sale fixed maturity securities:
Asset-backed securities	$37	$(40)	$14	$—	$—	$11	$—
Residential mortgage-backed securities	—	—	—	—	—	—	—
Commercial mortgage-backed securities	1,930	(472)	589	—	—	2,047	—
Foreign government & agency securities	—	—	—	—	—	—	—
U.S. states and political subdivisions securities	—	—	—	—	—	—	—
U.S. treasury and agency securities	—	—	—	—	—	—	—
Corporate securities	7,936	(23)	53	(6,831)	—	1,135	—
Total available-for-sale fixed maturity securities	9,903	(535)	656	(6,831)	—	3,193	—

Trading fixed maturity securities:
Asset-backed securities	111,650	26,351	—	(38,060)	(9,090)	90,851	28,061
Residential mortgage-backed securities	154,551	11,159	—	(34,087)	(42,904)	88,719	24,255
Commercial mortgage-backed securities	14,084	1,833	—	66,950	(696)	82,171	3,334
Foreign government & agency securities	15,323	(1,533)	—	—		13,790	65
U.S. states and political subdivisions securities	—	—	—	—	—	—	—
U.S. treasury and agency securities	—	(13)	—	(232)	1,346	1,101	21
Corporate securities	107,886	4,805	—	(11,997)	31,862	132,556	5,111
Total trading fixed maturity securities	403,494	42,602	—	(17,426)	(19,482)	409,188	60,847

Derivative instruments – receivable:
Interest rate contracts	—	—	—	—	—	—	—
Foreign currency contracts	—	—	—	—	—	—	—
Equity contracts	8,821	—	—	4,964	—	13,785	—
Futures contracts	—	—	—	—	—	—	—
Total derivative instruments– receivable	8,821	—	—	4,964	—	13,785	—

Other invested assets	—	(50)	900	7,493	—	8,343	(50)
Short-term investments	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—
Total investments and cash	422,218	42,017	1,556	(11,800)	(19,482)	434,509	60,797

Separate account assets:
Mutual fund investments	—	—	—	—	—	—	—
Equity investments	7	—	—	(7)	—	—	—
Fixed income investments	276,530	(11,998)	—	(91,989)	(116,220)	56,323	(4,607)
Alternative investments	267,196	12,671	—	30,021	(16,634)	293,254	12,341
Other investments	4,108	—	—	—	(4,108)	—	—
Total separate account assets (1)	547,841	673	—	(61,975)	(136,962)	349,577	7,734

Total assets measured at fair value on a recurring basis	$970,059	$42,690	$1,556	$(73,775)	$(156,444)	$784,086	$68,531

(1)            The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)            Transfers in and/or (out) of level 3 during the year ended December 30, 2010 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2010:

		Total realized and unrealized (gains) losses		Purchases,			Change in unrealized
Liabilities	Beginning balance	Included in earnings	Included in other comprehensive income	issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	(gains) losses included in earnings relating to instruments still held at the reporting date

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$168,786	$(319,563)	$—	$153,022	$—	$2,245	$(314,652)
Guaranteed minimum accumulation benefit liability	81,669	(104,831)	—	23,211	—	49	(103,091)
Derivatives embedded in reinsurance contracts	—	—	—	—	—	—	—
Fixed index annuities	140,966	(13,153)	—	3,795	—	131,608	20,397
Total other policy liabilities	391,421	(437,547)	—	180,028	—	133,902	(397,346)

Derivative instruments – payable:
Interest rate contracts	—	—	—	—	—	—	—
Foreign currency contracts	—	—	—	—	—	—	—
Credit contracts	34,349	(7,008)	—	—	—	27,341	(7,008)
Futures	—	—	—	—	—	—	—
Total derivative instruments – payable	34,349	(7,008)	—	—	—	27,341	(7,008)

Other liabilities:
Bank overdrafts	—	—	—	—	—	—	—

Total liabilities measured at fair value on a recurring basis	$425,770	$(444,555)	$—	$180,028	$—	$161,243	$(404,354)

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2010, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$42,552	$60,797
Net derivative gains	444,555	404,354
Net realized investment losses, excluding impairment losses on available-for-sale securities	(535)	—
Net gains	$486,572	$465,151

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2009:

		Total realized and unrealized gains (losses)		Purchases,			Change in unrealized gains (losses) included in
Assets	Beginning balance	Included in earnings	Included in other comprehensive income	issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	earnings relating to instruments still held at the reporting date
Available-for-sale fixed maturity securities:
Asset-backed securities	$—	$(54)	$15	$—	$76	$37	$—
Collateralized mortgage obligations	3,046	—	—	—	(3,046)	—	—
Residential mortgage-backed securities	—	—	—	—	—	—	—
Commercial mortgage-backed securities	1,420	(197)	(920)	—	1,627	1,930	—
Foreign government & agency securities	—	—	—	—	—	—	—
U.S. treasury and agency securities	—	—	—	—	—	—	—
Corporate securities	7,888	300	1,786	(761)	(1,277)	7,936	—
Total available-for-sale fixed maturity securities	12,354	49	881	(761)	(2,620)	9,903	—

Trading fixed maturity securities:
Asset-backed securities	145,267	21,788	—	(6,261)	(49,144)	111,650	72,403
Collateralized mortgage obligations	116,572	—	—	—	(116,572)	—	—
Residential mortgage-backed securities	—	7,921	—	(17,036)	163,666	154,551	60,617
Commercial mortgage-backed securities	200,414	(10,157)	—	(119)	(176,054)	14,084	1,897
Foreign governments & agency securities	9,200	(37)	—	—	6,160	15,323	1,474
U.S. treasury and agency securities	—	—	—	—	—	—	—
Corporate securities	134,505	15,520	—	(3,884)	(38,255)	107,886	27,850
Total trading fixed maturity securities	605,958	35,035	—	(27,300)	(210,199)	403,494	164,241

Derivative instruments – receivable	2,668	281	—	5,872	—	8,821	281
Other invested assets	—	—	—	—	—	—	—
Short-term investments	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—
Total investments and cash	620,980	35,365	881	(22,189)	(212,819)	422,218	164,522

Other assets:
Separate account assets (1)	801,873	39,974	—	(249,503)	(44,503)	547,841	139,634

Total assets measured at fair value on a recurring basis	$1,422,853	$75,339	$881	$(271,692)	$(257,322)	$970,059	$304,156

(1)            The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)            Transfers in and/or (out) of level 3 during the year ended December 31, 2009 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2009:

		Total realized and unrealized (gains) losses		Purchases,			Change in unrealized (gains) losses included in
Liabilities	Beginning balance	Included in earnings	Included in other comprehensive income	issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	earnings relating to instruments still held at the reporting date

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$335,612	$(242,898)	$—	$76,072	$—	$168,786	$(231,274)
Guaranteed minimum accumulation benefit liability	358,604	(298,788)	—	21,853	—	81,669	(290,795)
Derivatives embedded in reinsurance contracts	—	—	—	—	—	—	—
Fixed index annuities	106,619	11,703	—	22,644	—	140,966	16,622
Total other policy liabilities	800,835	(529,983)	—	120,569	—	391,421	(505,447)

Derivative instruments – payable	42,066	(7,717)	—	—	—	34,349	(7,717)

Other liabilities:
Bank overdrafts	—	—	—	—	—	—	—
Total liabilities measured at fair value on a recurring basis	$842,901	$(537,700)	$—	$120,569	$—	$425,770	$(513,164)

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2009, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$35,035	$164,241
Net derivative income	537,981	513,445
Net realized investment gains, excluding impairment losses on available-for-sale securities	49	—
Net gains	$573,065	$677,686

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2010, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$—	$—	$—	$	$—	$—
Residential mortgage-backed securities	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—
Foreign government & agency securities	—	—	—	—	—	—
U.S. states and political subdivisions securities	—	—	—	—	—	—
U.S. treasury and agency securities	—	—	—	—	—	—
Corporate securities	—	—	—	—	—	—
Total available-for-sale fixed maturity securities	—	—	—	—	—	—

Trading fixed maturity securities:
Asset-backed securities	—	—	44,458	(35,368)	35,368	(44,458)
Residential mortgage-backed securities	—	—	79,192	(36,288)	36,288	(79,192)
Commercial mortgage-backed securities	—	—	696	—	—	(696)
Foreign government & agency securities	—	—	—	—	—	—
U.S. states and political subdivisions securities	—	—	—	—	—	—
U.S. treasury and agency securities		(1,346)	—	—	1,346	—
Corporate securities	—	—	32,579	(64,441)	64,441	(32,579)
Total trading fixed maturity securities	—	(1,346)	156,925	(136,097)	137,443	(156,925)

Derivative instruments – receivable:
Interest rate contracts	—	—	—	—	—	—
Foreign currency contracts	—	—	—	—	—	—
Equity contracts	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—
Total derivative instruments – receivable	—	—	—	—	—	—

Separate account assets:
Mutual fund investments	—	—	—	—	—	—
Equity investments	—	—	—	—	—	—
Fixed income investments	—	—	116,220	—	—	(116,220)
Alternative investments	14,221	—	2,968	(555)	555	(17,189)
Other investments	4,108	—	—	—	—	(4,108)
Total separate account assets	18,329	—	119,188	(555)	555	(137,517)

Total assets measured at fair value on a recurring basis	$18,329	$(1,346)	$276,113	$(136,652)	$137,998	$(294,442)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2010.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial Instruments Not Carried at Fair Value

FASB ASC Topic 825 requires disclosure of the fair value of certain financial instruments including those that are not carried at fair value. FASB ASC Topic 825 also excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

The following table presents the Company’s financial instruments whose carrying amounts and estimated fair values may differ at:

	December 31, 2010		December 31, 2009
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Mortgage loans	$1,737,528	$1,811,567	$1,911,961	$1,937,199
Policy loans	$717,408	$859,668	$722,590	$837,029

Financial liabilities:
Contractholder deposit funds and other policy liabilities	$11,944,058	$11,490,525	$14,104,892	$13,745,774
Debt payable to affiliates	$783,000	$783,000	$883,000	$883,000

The following methods and assumptions were used by the Company in determining the estimated fair value of the above financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Mortgage loans:  The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Contractholder deposit funds and other policy liabilities:  The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (e.g., insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Debt payable to affiliates:  The fair value of notes payable and other borrowings is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

6. NET REALIZED INVESTMENT GAINS (LOSSES)

The Company’s net realized investment gains (losses) on available-for-sale fixed maturity securities and other investments, excluding OTTI losses on fixed maturity securities, consisted of the following for the years ended December 31:

	2010	2009	2008

Fixed maturity securities	$34,409	$2,912	$2,162
Mortgage loans	(10,327)	(43,148)	538
Real estate	2	—	431
Other invested assets	(170)	1,289	175
Sales of previously impaired assets	3,037	2,272	495

Net realized investment gains (losses) from continuing operations	$26,951	$(36,675)	$3,801
Net realized investment gains from discontinued operations	$—	$—	$178

7. NET INVESTMENT INCOME (LOSS)

The Company’s net investment income (loss) consisted of the following for the years ended December 31:

	2010	2009	2008

Trading fixed maturity securities:
Interest and other income	$713,960	$822,599	$859,252
Change in fair value and net realized gains (losses)	606,946	1,736,975	(2,958,739)
Mortgage loans	108,555	121,531	134,279
Real estate	8,645	7,735	8,575
Policy loans	45,054	44,862	44,601
Income ceded under funds-withheld reinsurance agreements	(75,643)	(139,168)	(63,513)
Other	4,150	3,948	23,841
Gross investment income (loss)	1,411,667	2,598,482	(1,951,704)
Less: Investment expenses	21,457	16,175	18,664
Net investment income (loss) from continuing operations	$1,390,210	$2,582,307	$(1,970,368)
Net investment loss from discontinued operations	$—	$(24,956)	$(180,533)

Ceded investment income on funds-withheld reinsurance portfolios is included as a component of net investment income (loss) and is accounted for consistent with the policies discussed in Note 1 of the Company’s consolidated financial statements.  The ceded investment income relates to the funds-withheld reinsurance agreement between the Company and certain affiliates and is further discussed in Note 8 to the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to its policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2010	2009	2008
Revenues:
Premiums and annuity considerations:
Direct	$94,869	$86,671	$67,938
Assumed	47,616	52,856	58,961
Ceded	(6,310)	(5,281)	(4,166)
Net premiums and annuity considerations from continuing operations	$136,175	$134,246	$122,733
Net premiums and annuity considerations related to discontinued operations	$—	$—	$—

Net investment income (loss):
Direct	$1,465,853	$2,721,475	$(1,906,855)
Assumed	—	—	—
Ceded	(75,643)	(139,168)	(63,513)
Net investment income (loss) from continuing operations	$1,390,210	$2,582,307	$(1,970,368)
Net investment loss related to discontinued operations	$—	$(24,956)	$(180,533)

Fee and other income:
Direct	$676,670	$581,868	$608,066
Assumed	—	—	—
Ceded	(165,643)	(196,032)	(158,075)
Net fee and other income from continuing operations	$511,027	$385,836	$449,991
Net fee and other income related to discontinued operations	$—	$(49,947)	$114,762

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

	For the Years Ended December 31,
	2010	2009	2008

Benefits and expenses:
Interest credited:
Direct	$491,090	$472,275	$601,435
Assumed	6,879	7,801	8,484
Ceded	(96,121)	(94,308)	(78,643)
Net interest credited from continuing operations	$401,848	$385,768	$531,276
Net interest credited related to discontinued operations	$—	$34,216	$30,350

Policyowner benefits:
Direct	$409,907	$265,021	$482,737
Assumed	26,189	38,313	42,662
Ceded	(196,302)	(192,895)	(134,306)
Net policyowner benefits from continuing operations	$239,794	$110,439	$391,093
Net policyowner benefits related to discontinued operations	$—	$13,267	$52,424

Other operating expenses:
Direct	$333,850	$282,502	$268,253
Assumed	5,079	6,129	5,386
Ceded	(20,759)	(40,475)	(11,820)
Net other operating expenses from continuing operations	$318,170	$248,156	$261,819
Net other operating expenses related to discontinued operations	$—	$10,436	$27,527

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 16 for additional information on the Company’s business segments.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Wealth Management Segment

The Wealth Management segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of the SPWL product in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.5 billion at both December 31, 2010 and 2009.  This entire block of business is reinsured on a funds-withheld coinsurance basis with SLOC, an affiliate.  Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2010	2009
Assets
Reinsurance receivables	$1,466,247	$1,540,697

Liabilities
Contractholder deposit funds and other policy liabilities	1,478,459	1,493,145
Future contract and policy benefits	1,823	2,104
Reinsurance payable	$1,555,336	$1,603,711

The funds-withheld assets of $1.6 billion and $1.5 billion at December 31, 2010 and 2009, respectively, are comprised of bonds, mortgage loans, policy loans, derivative instruments, and cash and cash equivalents that are managed by the Company.  The fair value of the embedded derivative increased (reduced) contractholder deposit funds and other policy liabilities by $14.0 million and $(10.6) million at December 31, 2010 and 2009, respectively.  The change in the fair value of this embedded derivative (decreased) increased derivative income by $(24.6) million, $(120.0) million, and $130.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

By reinsuring the SPWL product, the Company reduced net investment income by $49.9 million, $126.6 million and $60.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.  The Company also reduced interest credited by $71.5 million, $73.9 million and $74.8 million for the years ended December 31, 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Individual Protection Segment

The following are the Company’s significant reinsurance agreements that impact the Individual Protection segment.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s consolidated financial statements.

At the inception of the transaction, BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable of $370.7 million and $329.2 million, respectively.  The reinsurance payable included a funds-withheld liability of $247.9 million and a deferred gain of $122.8 million.  Pursuant to this agreement, the Company held the following assets and liabilities at:

	December 31,	December 31,
	2010	2009
Assets
Reinsurance receivable	$419,684	$422,486

Liabilities
Contractholder deposit funds and other policy liabilities	465,035	466,899
Reinsurance payable	$432,160	$430,528

Reinsurance payable includes a funds-withheld liability of $326.9 million and $307.8 million at December 31, 2010 and 2009, respectively, and a deferred gain of $105.3 million and $118.9 million at December 31, 2010 and 2009, respectively.

The funds-withheld assets are comprised of bonds, policy loans, and cash and cash equivalents that are managed by the Company.  The funds-withheld coinsurance agreement gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  At December 31, 2010 and 2009, the fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $24.1 million and $26.3 million, respectively.

The change in fair value of the embedded derivative increased (reduced) derivative income by $2.2 million and $(26.3) million for the years ended December 31, 2010 and 2009, respectively.  In addition, during the years ended December 31, 2010 and 2009, the reinsurance agreement reduced revenues by $24.3 million and $43.8 million, respectively, and decreased expenses by $56.2 million and $38.4 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Effective December 31, 2007, the Company’s subsidiary, SLNY, entered into a funds-withheld reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain universal life (“UL”) policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds-withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Pursuant to this agreement, SLNY held the following assets and liabilities at December 31:

	2010	2009
Assets
Reinsurance receivable	$133,088	$103,802

Liabilities
Contractholder deposit funds and other policy liabilities	104,795	84,606
Future contract and policy benefits	21,662	10,518
Reinsurance payable	$225,387	$182,000

Reinsurance payable includes a funds-withheld liability of $172.8 million and $128.4 million at December 31, 2010 and 2009, respectively; and a deferred gain of $52.6 million and $50.3 million at December 31, 2010 and 2009, respectively.  The funds-withheld assets comprised of trading fixed maturity securities and mortgage loans are being managed by the Company.  The coinsurance treaty with funds-withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased (decreased) contractholder deposit funds and other policy liabilities by $3.2 million and $(0.7) million at December 31, 2010 and 2009, respectively.

The change in the fair value of this embedded derivative (decreased) increased derivative income by $(3.9) million, $(11.3) million, and $12.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.  In addition, the activities related to the reinsurance agreement have decreased revenues by $31.0 million, $29.0 million and $9.7 million, and decreased expenses by $28.0 million, $20.9 million and $11.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has other reinsurance agreements with SLOC and several unrelated companies, which provide reinsurance for portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”) and corporate owned life insurance (“COLI”) policies.  These amounts are reinsured on a monthly renewable term, a yearly renewable term or a modified coinsurance basis.  These other agreements decreased revenues by approximately $134.7 million, $173.9 million and $145.4 million and reduced expenses by approximately $140.1 million, $168.5 million and $128.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Group Protection Segment

SLNY has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of SLNY’s group contracts.

SLNY also has a reinsurance agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2010 and 2009, SLNY held policyholder liabilities of $28.6 million and $30.3 million, respectively, related to this agreement.  In addition, the reinsurance agreement increased revenues by $47.6 million, $52.9 million and $59.0 million for the years ended December 31, 2010, 2009 and 2008, respectively, and increased expenses by $31.2 million, $44.3 million and $48.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9.  RETIREMENT PLANS

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Services, with the exception of 28 employees who were transferred to SLFD, another affiliate.  As a result of this transaction, the Company transferred pension and other employee benefit liabilities, accumulated other comprehensive income related to pension and other postretirement plans, and cash to Sun Life Services.  Concurrent with this transaction, Sun Life Services became the sponsor of the retirement plans described below.  The employee transfer did not change the provisions of the related retirement plans.  The annual cost of these benefits to the Company is allocated and charged to the Company in a manner consistent with the allocation of employee compensation expenses.

Prior to the December 31, 2009 employee transfer and the December 31, 2008 plans merger described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses were allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company’s funding policies for the staff pension plan was to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Prior to the December 31, 2009 employee transfer, the Company sponsored a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses were allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On September 29, 2006, the FASB issued ASC Topic 715, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company’s fiscal year-end.  The Company adopted the balance sheet recognition provisions of FASB ASC Topic 715 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008 other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and the Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31, 2009:

	Pension Plans	Other Post Retirement Benefit Plan
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$270,902	$49,112
Effect of eliminating early measurement date	—	—
Service cost	2,597	1,754
Interest cost	17,434	3,218
Actuarial loss	17,861	2,344
Benefits paid	(11,066)	(2,095)
Plan amendments	—	(803)
Federal subsidy	—	121
Transfer to Sun Life Services	(297,728)	(53,651)
Projected benefit obligation at end of year	$—	$—

	Pension Plans	Other Post Retirement Benefit Plan
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$195,511	$—
Effect of eliminating early measurement date	—	—
Employer contributions	6,500	2,095
Other	1,547	—
Actual return on plan assets	49,375	—
Benefits paid	(11,066)	(2,095)
Transfer to Sun Life Services	(241,867)	—
Fair value of plan assets at end of year	$—	$—

	Pension Plans	Other Post Retirement Benefit Plan
Information on the funded status of the plan:
Funded status	$—	$—
Accrued benefit cost	$—	$—

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

Pension Plans
2008
Projected benefit obligations	$270,902
Accumulated benefit obligation	263,142
Plan assets	195,511

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and the Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans	Other Post Retirement Benefit Plan
	2008	2008
Other assets	$—	$—
Other liabilities	(75,391)	(49,112)
	$(75,391)	$(49,112)

Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008

Net actuarial loss	$86,528	$5,563
Prior service cost (benefit)	4,109	(3,890)
Transition asset	(3,589)	—
	$87,048	$1,673

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$(1,346)	$1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	198	(229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	—
Total amortization from AOCI	$639	$(97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and the Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Components of net periodic cost (benefit):
Service cost	$2,597	$3,520	$1,754	$1,616
Interest cost	17,434	16,617	3,218	3,332
Expected return on plan assets	(15,111)	(22,972)	—	—
Amortization of transition obligation asset	(2,093)	(2,093)	—	—
Amortization of prior service cost	337	337	(529)	(529)
Recognized net actuarial loss (gain)	2,782	(792)	382	916
Net periodic cost (benefit)	$5,946	$(5,383)	$4,825	$5,335

The Company’s share of net periodic cost (benefit)	$5,946	$(5,383)	$3,926	$4,638

For the year ended December 31, 2010, Sun Life Services allocated to the Company costs of $3.1 million and $4.4 million for the Pension Plans and Other Post Retirement Benefit Plan, respectively.

The following table shows changes in the Company’s AOCI related to the Pension Plans and the Other Post Retirement Benefit Plan for the following years:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Net actuarial (gain) loss arising during the year	$(16,402)	$107,641	$2,344	$(6,729)
Net actuarial (loss) gain recognized during the year	(2,782)	792	(382)	(916)
Prior service cost arising during the year	—	—	(803)	—
Prior service cost recognized during the year	(337)	(337)	529	529
Transition asset recognized during the year	2,093	2,093	—	—
Transition asset arising during the year	—	—	—	—
Total recognized in AOCI	(17,428)	110,189	1,688	(7,116)
Tax effect	6,100	(38,566)	(591)	2,491
Total recognized in AOCI, net of tax	$(11,328)	$71,623	$1,097	$(4,625)

Total recognized in net periodic (benefit) cost and other comprehensive (loss) income, net of tax	$(7,463)	$68,124	$3,648	$(1,610)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Effective December 31, 2009, the Company transferred to Sun Life Services the following AOCI related to the Pension Plans and the Other Post Retirement Benefit Plan:

	Pension Plans	Other Post Retirement Benefit Plan	Total
Transfer of actuarial loss to affiliate	$(67,343)	$(7,525)	$(74,868)
Transfer of prior service (cost)/credit to affiliate	(3,772)	4,164	392
Transfer of transition asset to affiliate	1,495	—	1,495
Total AOCI transferred to affiliate	(69,620)	(3,361)	(72,981)
Tax effect	24,367	1,176	25,543
Total AOCI, net of tax, transferred to affiliate	$(45,253)	$(2,185)	$(47,438)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and the Other Post Retirement Benefit Plan were as follows:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Discount rate	6.10%	6.50%	6.10%	6.50%
Rate of compensation increase	3.75%	3.75%	n/a	n/a

Weighted average assumptions used to determine net (benefit) cost for the Pension Plans and the Other Post Retirement Benefit Plan were as follows:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Discount rate	6.50%	6.35%	6.50%	6.35%
Expected long term return on plan assets	7.75%	8.00%	n/a	n/a
Rate of compensation increase	3.75%	4.00%	n/a	n/a

The expected long-term rate of return on plan assets is calculated by taking the weighted average return expectations based on the long-term return expectations and investment strategy, adjusted for the impact of rebalancing.  The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 8.5% annual rate of increase in the per capita cost of covered healthcare benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s pension plans assets for 2008 measurement, by asset category, was as follows:

Asset Category	Percentage of Plan Assets
Equity Securities	54%
Debt Securities	30%
Commercial Mortgages	16%
Total	100%

Cash Flow

The Company contributed $6.5 million and $1.5 million to the staff pension plan and the UBF plan in 2009, respectively.

Savings and Investment Plan

Effective December 31, 2009, Sun Life Services sponsors a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and in which substantially all employees of at least age 21 are eligible to participate at date of hire.  Prior to December 31, 2009, the Company sponsored the 401(k) Plan.  Employee contributions, up to specified amounts, are matched by Sun Life Services under the 401(k) Plan.

The 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Sun Life Services contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Savings and Investment Plan (Continued)

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company contributed to the RIA from January 1, 2006 through December 31, 2009 and Sun Life Services contributes to the RIA from January 1, 2010 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2009 and 2008 employer contributions under the 401(k) Plan for the Company and its affiliates was $25.2 million and $22.7 million, respectively.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $14.2 million and $18.1 million for the years ended December 31, 2009 and 2008, respectively. For the year ended December 31, 2010, Sun Life Services allocated $17.4 million to the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax expense (benefit) in the consolidated statements of operations for the years ended December 31 is as follows:

	2010	2009	2008

Income tax expense (benefit):
Current	$(78,166)	$40,092	$(117,496)
Deferred	149,377	295,557	(698,447)

Total income tax expense (benefit) related to continuing operations	$71,211	$335,649	$(815,943)
Total income tax expense (benefit) related to discontinued operations	$—	$40,690	$(43,040)

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax expense (benefit) at the prescribed U.S. federal statutory income tax rate and the total amount of income tax expense (benefit) that the Company has recorded.

	2010	2009	2008

Expected federal income tax expense (benefit)	$71,920	$424,261	$(1,029,506)
Low income housing tax credits	(2,028)	(3,880)	(4,016)
Separate account dividends received deduction	(14,702)	(16,232)	(18,144)
Prior year adjustments/settlements	5,243	1,320	(7,279)
Valuation allowance-capital losses	—	(69,670)	69,670
Goodwill impairment	11,559	—	176,886
Adjustments to tax contingency reserves	305	1,605	(932)
Other items	(1,358)	(1,949)	(2,628)

Federal income tax expense (benefit)	70,939	335,455	(815,949)
State income tax expense	272	194	6

Total income tax expense (benefit) related to continuing operations	$71,211	$335,649	$(815,943)
Total income tax expense (benefit) related to discontinued operations	$—	$40,690	$(43,040)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2010	2009
Deferred tax assets:
Actuarial liabilities	$155,285	$369,555
Tax loss carryforwards	347,172	240,035
Investments, net	188,110	354,208
Goodwill and other impairments	47,303	59,775
Other	74,218	71,726
Gross deferred tax assets	812,088	1,095,299
Valuation allowance	—	—
Total deferred tax assets	812,088	1,095,299

Deferred tax liabilities:
Deferred policy acquisition costs	(417,791)	(545,535)
Total deferred tax liabilities	(417,791)	(545,535)

Net deferred tax asset	$394,297	$549,764

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company’s net deferred tax asset at December 31, 2010 and 2009 was comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax asset was primarily related to unrealized investment security losses, actuarial liabilities, and net operating loss (“NOL”) carryforwards, as well as a capital loss carryforward generated in 2010 and 2009.  At December 31, 2010, the Company’s had $958.2 million of NOL carryforwards and $33.7 million of capital loss carryforwards.  At December 31, 2009, the Company had $492.8 million of NOL carryforwards and $193.0 million of capital loss carryforwards.  If unutilized, the NOL and capital loss carryforwards will begin to expire in 2023 and 2014, respectively. The Company’s net deferred tax asset was $394.3 million and $549.8 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax asset.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

During the year ended December 31, 2010, no valuation allowance was recorded against the deferred tax asset for investment losses.  During the year ended December 31, 2009, the Company released the cumulative recorded valuation allowance of $69.7 million that was initially established in 2008.  The Company believes that it is more likely than not that the deferred tax asset related to the impairment losses will be realized due to tax planning strategies executed during the year related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized losses, the Company believes that it is more likely than not that the related deferred tax asset will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

The liability for unrecognized tax benefits (“UTBs”) related to permanent and temporary tax adjustments, exclusive of interest, was $31.2 million, $42.0 million and $50.7 million at December 31, 2010, 2009 and 2008, respectively.  Of the $31.2 million, $1.8 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.

The net decreases in the tax liability for UTBs of $10.8 million, $8.7 million and $12.4 million in the years ended December 31, 2010, 2009 and 2008, respectively, resulted from the following:

	2010	2009	2008
Balance at January 1	$41,989	$50,679	$63,043
Gross increases related to tax positions in prior years	23,214	7,950	111,473
Gross decreases related to tax positions in prior years	(16,170)	(16,640)	(90,772)
Settlements	(20,187)	—	(33,065)
Close of tax examinations/statutes of limitations	2,371	—	—

Balance at December 31	$31,217	$41,989	$50,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The Company has elected to recognize interest and penalties accrued related to UTBs in interest (income) expense.  During the years ended December 31, 2010, 2009 and 2008, the Company recognized $6.4 million, ($9.0) million and $3.4 million, respectively, in gross interest expense (income) related to UTBs.  The Company had approximately $6.6 million and $4.8 million of interest accrued at December 31, 2010 and 2009, respectively.  During 2010, the Company settled interest assessments of $4.6 million with the Internal Revenue Service (the “IRS”) for the 2001 and 2002 tax years.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2003.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, and the case was assigned to the Appeals division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.  The effects of the settlement are in line with previous expectations and had no material impact on the Company’s consolidated financial statements.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company disagreed with some of the adjustments and filed a protest, which was assigned to Appeals in 2009.  On May 27, 2010, the IRS held an opening conference for the 2003 and 2004 Appeals.  The Company is involved in discussions with the IRS to reach a resolution.

On January 6, 2011, the IRS issued a Revenue Agent’s Report for the Company for tax years 2005 and 2006. The Company disagrees with some of the issues and is in the process of filing a protest.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated federal income tax return with SLC — U.S. Ops Holdings for the year ended December 31, 2010, as the Company did for the years ended December 31, 2009 and 2008.

Effective December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock and net assets of Sun Life Vermont, to the Parent.  Sun Life Vermont continues to be included in the consolidated federal income tax return of the Parent after 2009.

The Company makes or receives payments under certain tax sharing agreements with SLC — U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC — U.S. Ops Holdings’ consolidated group’s overall taxable position.  Under the terms of the tax sharing agreements, deferred tax assets for tax attributes are realized by the Company when the tax attributes are utilized by the consolidated group.  The Company made income tax payments of $21.1 million in 2009, and received income tax refunds of $107.1 million and $113.2 million in 2010 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2010	2009	2008

Balance at January 1	$72,953	$71,316	$74,878
Less: reinsurance recoverable	(5,710)	(5,347)	(5,921)
Net balance at January 1	67,243	65,969	68,957
Incurred related to:
Current year	83,384	86,905	79,725
Prior years	(1,823)	(5,817)	(6,557)
Total incurred	81,561	81,088	73,168
Paid losses related to:
Current year	(54,312)	(58,598)	(53,615)
Prior years	(25,627)	(21,216)	(22,541)
Total paid	(79,939)	(79,814)	(76,156)

Balance at December 31	76,181	72,953	71,316
Less: reinsurance recoverable	(7,316)	(5,710)	(5,347)
Net balance at December 31	$68,865	$67,243	$65,969

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made. As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million, $5.8 million and $6.6 million in 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2010:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$20,061,043	$1,742,139	66.0
Minimum Income	$179,878	$59,322	62.2
Minimum Accumulation or Withdrawal	$12,233,731	$152,571	63.2

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2009:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$16,947,362	$2,459,360	66.2
Minimum Income	$194,780	$84,591	61.5
Minimum Accumulation or Withdrawal	$8,866,525	$212,371	63.0

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2010:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2010	$96,267	$10,058	$106,325

Benefit Ratio Change / Assumption Changes	28,724	6,519	35,243
Incurred guaranteed benefits	28,481	1,434	29,915
Paid guaranteed benefits	(37,767)	(4,207)	(41,974)
Interest	7,900	826	8,726

Balance at December 31, 2010	$123,605	$14,630	$138,235

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2009:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2009	$201,648	$18,773	$220,421

Benefit Ratio Change / Assumption Changes	(67,157)	(6,615)	(73,772)
Incurred guaranteed benefits	37,406	2,505	39,911
Paid guaranteed benefits	(91,185)	(5,892)	(97,077)
Interest	15,555	1,287	16,842

Balance at December 31, 2009	$96,267	$10,058	$106,325

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using a projection model and stochastic scenarios.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-calculated and adjusted regularly.  Changes to the liability balance are recorded as a charge or credit to policyowner benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The net balance of GMABs and GMWBs constituted a liability in the amount of $2.3 million and $250.5 million at December 31, 2010 and 2009, respectively. The Company includes the following unobservable inputs in its calculation of the embedded derivative:

Actively-Managed Volatility Adjustments — This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment — This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin — This component adds a margin that market participants would require for the risk that the Company’s best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

13. DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENT ASSET

The following roll-forward summarizes the change in DAC and SIA for the years ended December 31:

	2010	2009
Balance at January 1	$2,173,642	$2,862,401
Acquisition costs deferred related to continuing operations	241,182	398,880
Amortized to expense of continuing operations during the year (1)	(732,265)	(1,013,681)
Adjustments related to discontinued operations	—	(73,958)
Balance at December 31	$1,682,559	$2,173,642

(1)       Includes interest, unlocking, and loss recognition components of amortization expense.

Please see Note 1 of the Company’s consolidated financial statements for information regarding the deferral and amortization methodologies related to DAC and SIA.  The Company tested its DAC and SIA for future recoverability and determined that the assets were not impaired at December 31, 2010.

The Company wrote down DAC and SIA by $126.0 million and $326.9 million as a result of loss recognition related to certain annuity products for the years ended December 31, 2010 and 2009, respectively.  Of the $126.0 million charge for loss recognition in 2010, $117.7 million related to DAC and was reported as amortization of DAC.  The remaining $8.3 million related to SIA and was reported as a component of interest credited in the Company’s consolidated statement of operations.  The $326.9 million charge for loss recognition in 2009 was reported as a component of amortization of DAC in the Company’s consolidated statement of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the change in VOBA and VOCRA for the years ended December 31:

	2010	2009
Balance at January 1	$168,845	$179,825
Amortized to expense during the year	(33,860)	(10,980)
Balance at December 31	$134,985	$168,845

Please see Note 1 of the Company’s consolidated financial statements for information regarding the amortization methodologies related to VOBA and VOCRA.  The Company tested its VOBA and VOCRA assets for future recoverability and determined that these assets were not impaired at December 31, 2010.

The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value of VOCRA was lower than its carrying value.  Accordingly, the Company decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million for the year ended December 31, 2009.  The impairment charge is included in amortization expense in the consolidated statements of operations and allocated in the Group Protection segment.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the SEC and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the state of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term “SLUS as Parent” is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company’s other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations

For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,680	$119,495	$—	$—	$136,175
Net investment income(1)	1,269,106	118,138	2,966	—	1,390,210
Net derivative (loss) income	(161,975)	12,685	—	—	(149,290)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities	26,848	827	(724)	—	26,951
Other-than-temporary impairment losses(2)	(735)	(150)	—	—	(885)
Fee and other income	481,606	19,433	9,988	—	511,027

Total revenues	1,631,530	270,428	12,230	—	1,914,188

Benefits and expenses

Interest credited	342,977	57,924	947	—	401,848
Interest expense	51,334	455	—	—	51,789
Policyowner benefits	161,979	77,590	225	—	239,794
Amortization of DAC, VOBA and VOCRA	606,896	90,206	—	—	697,102
Other operating expenses	268,798	39,938	9,434	—	318,170

Total benefits and expenses	1,431,984	266,113	10,606	—	1,708,703

Income before income tax expense	199,546	4,315	1,624	—	205,485

Income tax expense	69,993	643	575	—	71,211
Equity in the net income of subsidiaries	4,721	—	—	(4,721)	—

Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274

(1)             SLUS as Parent’s and SLNY’s net investment income includes an increase in market value of trading fixed maturity securities of $640.2 million, and $34.0 million, respectively, for the year ended December 31, 2010, related to the Company’s trading securities.  Other Subs’ net investment income does not include changes in market value of trading fixed maturity securities.

(2)             SLUS as Parent’s and SLNY’s OTTI losses for the year ended December 31, 2010 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations

For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$14,374	$119,872	$—	$—	$134,246
Net investment income (1)	2,345,022	233,216	4,069	—	2,582,307
Net derivative (loss) income	(62,600)	22,698	—	—	(39,902)
Net realized investment losses, excluding impairment losses on available-for-sale securities	(30,129)	(2,815)	(3,731)	—	(36,675)
Other-than-temporary impairment losses (2)	(4,450)	(181)	(203)	—	(4,834)
Fee and other income	375,570	5,103	5,163	—	385,836

Total revenues	2,637,787	377,893	5,298	—	3,020,978

Benefits and expenses

Interest credited	336,754	47,855	1,159	—	385,768
Interest expense	39,035	745	—	—	39,780
Policyowner benefits	36,409	78,231	(4,201)	—	110,439
Amortization of DAC, VOBA and VOCRA	917,129	107,532	—	—	1,024,661
Other operating expenses	201,205	42,368	4,583	—	248,156

Total benefits and expenses	1,530,532	276,731	1,541	—	1,808,804

Income before income tax expense	1,107,255	101,162	3,757	—	1,212,174

Income tax expense	305,150	29,650	849	—	335,649
Equity in the net income of subsidiaries	179,391	—	—	(179,391)	—
Net income from continuing operations	981,496	71,512	2,908	(179,391)	876,525
Income from discontinued operations, net of tax	—	—	104,971	—	104,971

Net income	$981,496	$71,512	$107,879	$(179,391)	$981,496

(1)             SLUS as parent’s, SLNY’s and Other Subs’ net investment income includes an increase in market value of trading fixed maturity securities of $1,913.3 million, $173.4 million and $0.0 million, respectively, for the year ended December 31, 2009.

(2)             SLUS’, SLNY’s and Other Subs’ OTTI losses for the year ended December 31, 2009 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations

For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$—	$—	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	4,641	—	(1,970,368)
Net derivative loss (2)	(573,399)	(32,059)	—	—	(605,458)
Net realized investment gains, excluding impairment losses on available-for-sale securities	3,439	340	22	—	3,801
Other-than-temporary impairment losses	(25,291)	(11,326)	(5,247)	—	(41,864)
Fee and other income	436,075	9,681	4,235	—	449,991

Total revenues	(2,005,611)	(39,205)	3,651	—	(2,041,165)

Benefits and expenses

Interest credited	483,769	45,129	2,378	—	531,276
Interest expense	60,887	(602)	—	—	60,285
Policyowner benefits	306,404	80,789	3,900	—	391,093
Amortization of DAC, VOBA and VOCRA(3)	(963,422)	(82,218)	—	—	(1,045,640)
Goodwill impairment	658,051	37,788	5,611	—	701,450
Other operating expenses	214,654	44,725	2,440	—	261,819

Total benefits and expenses	760,343	125,611	14,329	—	900,283

Loss before income tax benefit	(2,765,954)	(164,816)	(10,678)	—	(2,941,448)

Income tax benefit	(772,699)	(41,418)	(1,826)	—	(815,943)
Equity in the net loss of subsidiaries	(241,586)	—	—	241,586	—

Net loss from continuing operations	(2,234,841)	(123,398)	(8,852)	241,586	(2,125,505)

Loss from discontinued operations, net of tax	—	—	(109,336)	—	(109,336)

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)

(1)        SLUS as parent’s and SLNY’s net investment (loss) income includes a decrease in market value of trading fixed maturity securities of $2,448.8 million and $154.9 million, respectively, for the year ended December 31, 2008.

(2)        SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

(3)        SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5 to the Company’s consolidated financial statements.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands except per share data)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$1,193,875	$246,944	$55,104	$—	$1,495,923
Trading fixed maturity securities, at fair value	9,911,284	1,555,834	—	—	11,467,118
Mortgage loans	1,531,545	176,518	29,465	—	1,737,528
Derivative instruments — receivable	198,064	—	—	—	198,064
Limited partnerships	41,622	—	—	—	41,622
Real estate	161,800	—	52,865	—	214,665
Policy loans	695,607	1,217	20,584	—	717,408
Other invested assets	19,588	7,868	—	—	27,456
Short-term investments	813,745	18,994	—	—	832,739
Cash and cash equivalents	647,579	72,978	15,766	—	736,323
Investment in subsidiaries	559,344	—	—	(559,344)	—
Total investments and cash	15,774,053	2,080,353	173,784	(559,344)	17,468,846

Accrued investment income	165,841	21,130	1,815	—	188,786
Deferred policy acquisition costs and sales inducement asset	1,571,768	110,791	—	—	1,682,559
Value of business and customer renewals acquired	130,546	4,439	—	—	134,985
Net deferred tax asset	378,078	12,057	4,162	—	394,297
Goodwill	—	7,299	—	—	7,299
Receivable for investments sold	5,166	162	—	—	5,328
Reinsurance receivable	2,184,487	162,522	77	—	2,347,086
Other assets	93,755	31,729	2,918	(2,873)	125,529
Separate account assets	25,573,382	1,265,464	41,575	—	26,880,421

Total assets	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

LIABILITIES

Contractholder deposit funds and other policy liabilities	$12,991,306	$1,577,556	$24,366	$—	$14,593,228
Future contract and policy benefits	732,368	116,946	200	—	849,514
Payable for investments purchased	44,723	104	—	—	44,827
Accrued expenses and taxes	49,224	4,612	1,665	(2,873)	52,628
Debt payable to affiliates	783,000	—	—	—	783,000
Reinsurance payable	1,995,083	236,718	34	—	2,231,835
Derivative instruments — payable	362,023	—	—	—	362,023
Other liabilities	193,363	66,118	25,575	—	285,056
Separate account liabilities	25,573,382	1,265,464	41,575	—	26,880,421

Total liabilities	42,724,472	3,267,518	93,415	(2,873)	46,082,532

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,928,246	389,963	108,450	(498,413)	3,928,246
Accumulated other comprehensive income	46,553	1,977	1,707	(3,684)	46,553
(Accumulated deficit) retained earnings	(828,632)	34,388	18,217	(52,605)	(828,632)

Total stockholder’s equity	3,152,604	428,428	130,916	(559,344)	3,152,604

Total liabilities and stockholder’s equity	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 (in thousands except in share data)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$959,156	$164,158	$52,202	$—	$1,175,516
Trading fixed maturity securities, at fair value	9,724,195	1,406,327	—	—	11,130,522
Mortgage loans	1,736,358	161,498	14,105	—	1,911,961
Derivative instruments – receivable	259,227	—	—	—	259,227
Limited partnerships	51,656	—	—	—	51,656
Real estate	158,170	—	44,107	—	202,277
Policy loans	700,974	270	21,346	—	722,590
Other invested assets	46,410	542	469	—	47,421
Short-term investments	1,208,320	58,991	—	—	1,267,311
Cash and cash equivalents	1,616,991	175,322	11,895	—	1,804,208
Investment in subsidiaries	518,560	—	—	(518,560)	—
Total investments and cash	16,980,017	1,967,108	144,124	(518,560)	18,572,689

Accrued investment income	211,725	17,051	1,815	—	230,591
Deferred policy acquisition costs and sales inducement asset	1,989,676	183,966	—	—	2,173,642
Value of business and customer renewals acquired	163,079	5,766	—	—	168,845
Net deferred tax asset	539,323	5,830	4,611	—	549,764
Goodwill	—	7,299	—	—	7,299
Receivable for investments sold	11,969	642	—	—	12,611
Reinsurance receivable	2,232,651	117,460	96	—	2,350,207
Other assets	114,177	69,161	1,975	(1,350)	183,963
Separate account assets	22,293,989	989,939	42,395	—	23,326,323

Total assets	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,078,201	$1,605,038	$26,350	$—	$16,709,589
Future contract and policy benefits	716,176	99,255	207	—	815,638
Payable for investments purchased	87,554	577	—	—	88,131
Accrued expenses and taxes	51,605	10,202	1,446	(1,350)	61,903
Debt payable to affiliates	883,000	—	—	—	883,000
Reinsurance payable	2,040,864	190,863	37	—	2,231,764
Derivative instruments – payable	572,910	—	—	—	572,910
Other liabilities	205,855	48,608	25,761	—	280,224
Separate account liabilities	22,293,989	989,939	42,395	—	23,326,323

Total liabilities	41,930,154	2,944,482	96,196	(1,350)	44,969,482

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,527,677	389,963	78,409	(468,372)	3,527,677
Accumulated other comprehensive income (loss)	35,244	(3,039)	701	2,338	35,244
(Accumulated deficit) retained earnings	(962,906)	30,716	17,168	(47,884)	(962,906)

Total stockholder’s equity	2,606,452	419,740	98,820	(518,560)	2,606,452

Total liabilities and stockholder’s equity	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow

For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	24,690	4,787	1,085	—	30,562
Amortization of DAC, VOBA and VOCRA	606,896	90,206	—	—	697,102
Depreciation and amortization	4,418	312	953	—	5,683
Net loss (gain) on derivatives	54,168	(12,685)	—	—	41,483
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(26,113)	(677)	724	—	(26,066)
Net increase in fair value of trading investments	(640,222)	(34,001)	—	—	(674,223)
Net realized losses (gains) on trading investments	80,910	(13,633)	—	—	67,277
Undistributed loss on private equity limited partnerships	2,339	—	—	—	2,339
Interest credited to contractholder deposits	342,977	57,924	947	—	401,848
Deferred federal income taxes	158,398	(8,928)	(93)	—	149,377
Equity in net income of subsidiaries	(4,721)			4,721	—
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(167,199)	(17,796)	—	—	(184,995)
Accrued investment income	45,884	(4,079)	—	—	41,805
Net change in reinsurance receivable/payable	124,563	5,328	16	—	129,907
Future contract and policy benefits	16,192	17,691	(7)	—	33,876
Other, net	(24,455)	42,324	(838)	—	17,031

Net cash provided by operating activities	732,999	130,445	3,836	—	867,280
				—
Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	402,623	79,623	15,841	—	498,087
Trading fixed maturity securities	3,395,725	775,025	—	—	4,170,750
Mortgage loans	263,612	13,107	3,050	(30,486)	249,283
Real estate	—	1,000	2,010	(3,010)	—
Other invested assets	(317,388)	1,244	501	—	(315,643)
Purchases of:
Available-for-sale fixed maturity securities	(602,891)	(152,468)	(16,388)	—	(771,747)
Trading fixed maturity securities	(3,060,145)	(886,403)	—	—	(3,946,548)
Mortgage loans	(66,252)	(34,190)	(31,712)	30,486	(101,668)
Real estate	(6,818)	—	(1,066)	3,010	(4,874)
Other invested assets	(63,798)	(1,200)	—	—	(64,998)
Net change in policy loans	5,367	(947)	762	—	5,182
Net change in short-term investments	394,575	39,997	—	—	434,572

Net cash provided by (used in) investing activities	$344,610	$(165,212)	$(27,002)	$—	$152,396

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)

For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,043,300	$173,714	$—	$—	$1,217,014
Withdrawals from contractholder deposit funds	(3,354,527)	(248,878)	(2,930)	—	(3,606,335)
Repayment of debt	(100,000)	—	—	—	(100,000)
Capital contribution to subsidiaries	(30,041)	—	—	30,041	—
Capital contribution from Parent	400,000	—	30,041	(30,041)	400,000
Other, net	(5,753)	7,587	(74)	—	1,760

Net cash (used in) provided by financing activities	(2,047,021)	(67,577)	27,037	—	(2,087,561)

Net change in cash and cash equivalents	(969,412)	(102,344)	3,871	—	(1,067,885)

Cash and cash equivalents, beginning of year	1,616,991	175,322	11,895	—	1,804,208

Cash and cash equivalents, end of year	$647,579	$72,978	$15,766	$—	$736,323

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow

For the Year Ended December 31, 2009

	SLUS As Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$981,496	$71,512	$107,879	$(179,391)	$981,496
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	(203)	(605)	119	—	(689)
Amortization of DAC, VOBA and VOCRA	917,129	107,532	—	—	1,024,661
Depreciation and amortization	4,355	337	843	—	5,535
Net gain on derivatives	(73,343)	(22,698)	—	—	(96,041)
Net realized losses and OTTI credit losses on available-for-sale investments	34,579	2,996	3,934	—	41,509
Net increase in fair value of trading investments	(1,913,351)	(173,389)	—	—	(2,086,740)
Net realized losses on trading investments	357,470	9,867	—	—	367,337
Undistributed loss on private equity limited partnerships	9,207	—	—	—	9,207
Interest credited to contractholder deposits	336,754	47,855	1,159	—	385,768
Goodwill impairment	—	—	—	—	—
Equity in net income of subsidiaries	(179,391)	—	—	179,391	—
Deferred federal income taxes	290,478	6,256	(1,126)	—	295,608
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(301,255)	(45,645)	—	—	(346,900)
Accrued investment income	38,445	(1,825)	116	—	36,736
Net change in reinsurance receivable/payable	195,092	19,060	(4,515)	—	209,637
Future contract and policy benefits	(131,052)	5,280	(220)	—	(125,992)
Dividends received from subsidiaries	100,000	—	—	(100,000)	—
Other, net	(90,229)	(153,878)	738	—	(243,369)
Adjustment related to discontinued operations	—	—	(288,018)	—	(288,018)

Net cash provided by (used in) operating activities	576,181	(127,345)	(179,091)	(100,000)	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	86,619	21,303	5,556	—	113,478
Trading fixed maturity securities	1,673,886	333,236	98,233	(8,301)	2,097,054
Mortgage loans	149,414	12,456	15	(18,392)	143,493
Real estate	—	—	—	—	—
Other invested assets	(209,135)	1,587	—	—	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(342,313)	(4,515)	(311)	—	(347,139)
Trading fixed maturity securities	(226,389)	(587,134)	(62,088)	8,301	(867,310)
Mortgage loans	(12,602)	(4,875)	(18,433)	18,392	(17,518)
Real estate	(3,819)	—	(883)	—	(4,702)
Other invested assets	(106,277)	—	—	—	(106,277)
Net change in other investments	(178,590)	(4,922)	—	—	(183,512)
Net change in policy loans	3,574	(114)	3,357	—	6,817
Net change in short-term investments	(739,502)	56,978	(40,297)	—	(722,821)

Net cash provided by (used in) investing activities	$94,866	$(176,000)	$(14,851)	$—	$(95,985)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONDSENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)

For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,298,455	$473,137	$24,347	$—	$2,795,939
Withdrawals from contractholder deposit funds	(2,752,493)	(252,351)	(6,655)	—	(3,011,499)
Capital contribution to subsidiaries	(58,910)	—	—	58,910	—
Debt proceeds	—	—	200,000	—	200,000
Capital contribution from parent	748,652	—	58,910	(58,910)	748,652
Dividends paid to parent	—	—	(100,000)	100,000	—
Other, net	(23,278)	(4,108)	74	—	(27,312)

Net cash provided by financing activities	212,426	216,678	176,676	100,000	705,780

Net change in cash and cash equivalents	883,473	(86,667)	(17,266)	—	779,540

Cash and cash equivalents, beginning of year	733,518	261,989	29,161	—	1,024,668

Cash and cash equivalents, end of year	$1,616,991	$175,322	$11,895	$—	$1,804,208

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow

For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	199	—	29,871
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	—	—	(1,045,640)
Depreciation and amortization	5,478	311	922	—	6,711
Net loss on derivatives	522,838	32,059	1	—	554,898
Net realized losses on available-for-sale investments	21,852	10,986	5,225	—	38,063
Net decrease in fair value of trading investments	2,448,822	154,926	—	—	2,603,748
Net realized losses on trading investments	324,369	30,622	—	—	354,991
Undistributed income on private equity limited partnerships	(9,796)	—	—	—	(9,796)
Interest credited to contractholder deposits	483,769	45,129	2,378	—	531,276
Goodwill impairment	658,051	37,788	5,611	—	701,450
Equity in net loss of subsidiaries	241,586	—	—	(241,586)	—
Deferred federal income taxes	(680,276)	(15,318)	(2,843)	—	(698,437)
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(254,761)	(27,648)	—	—	(282,409)
Accrued investment income	18,562	19	(502)	—	18,079
Net reinsurance receivable/payable	145,172	66,699	4,411	—	216,282
Future contract and policy benefits	140,571	898	189	—	141,658
Other, net	29,356	122,486	(2,452)	—	149,390
Adjustment related to discontinued operations	—	—	4,315	—	4,315

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	—	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	89,468	6,440	5,849	—	101,757
Trading fixed maturity securities	1,469,669	194,980	143,849	—	1,808,498
Mortgage loans	258,736	15,202	20,672	—	294,610
Real estate	1,141	—	—	—	1,141
Other invested assets	629,692	64,482	(2,017)	—	692,157
Purchases of:
Available-for-sale fixed maturity securities	(107,709)	(14,027)	(7,738)	—	(129,474)
Trading fixed maturity securities	(1,005,670)	(258,714)	(910,759)	—	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	—	(58,935)
Real estate	(5,055)	—	(359)	—	(5,414)
Other invested assets	(122,447)	—	—	—	(122,447)
Net change in other investments	(285,810)	(64,154)	—	—	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	—	(16,774)
Net change in short-term investments	(468,818)	(115,969)	(14,694)	—	(599,481)

Net cash provided by (used in) investing activities	$411,463	$(188,448)	$(782,484)	$—	$(559,469)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)

For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$—	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	—	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	—	—	150,000	—
Debt proceeds	60,000	—	115,000	—	175,000
Repayments of debt	(122,000)	—	—	—	(122,000)
Capital contribution from parent	725,000	150,000	—	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	—	(16,814)

Net cash (used in) provided by financing activities	(1,017,778)	128,532	224,073	—	(665,173)

Net change in cash and cash equivalents	318,024	196,088	(659,145)	—	(145,033)

Cash and cash equivalents, beginning of year	415,494	65,901	688,306	—	1,169,701

Cash and cash equivalents, end of year	$733,518	$261,989	$29,161	$—	$1,024,668

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management segment.

Individual Protection

The Individual Protection segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance.  The products include whole life, UL and variable life products.

Group Protection

The Group Protection segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through SLNY.

Corporate

The Corporate segment includes the unallocated capital of the Company, its debt financing and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the Company’s four segments:

	Year ended December 31, 2010
	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$1,760,979	$66,425	$127,104	$(40,320)	$1,914,188
Total benefits and expenses	1,514,754	68,585	106,346	19,018	1,708,703
Income (loss) before income tax expense (benefit)	246,225	(2,160)	20,758	(59,338)	205,485

Net income (loss)	$162,975	$(1,204)	$13,508	$(41,005)	$134,274

Separate account assets	$19,685,774	$7,194,647	$—	$—	$26,880,421
General account assets	19,453,702	2,067,064	181,482	652,467	22,354,715
Total assets	$39,139,476	$9,261,711	$181,482	$652,467	$49,235,136

	Year ended December 31, 2009
	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$2,823,029	$71,718	$135,242	$(9,011)	$3,020,978
Total benefits and expenses	1,623,582	40,477	119,134	25,611	1,808,804
Income (loss) from continuing operations before income tax expense (benefit)	1,199,447	31,241	16,108	(34,622)	1,212,174

Income from continuing operations	798,360	10,155	10,470	57,540	876,525

Income from discontinued operations, net of tax	—	104,971	—	—	104,971

Net income	$798,360	$115,126	$10,470	$57,540	$981,496

Separate account asset	$16,396,394	$6,929,928	$—	$—	$23,326,323
General account assets	21,323,702	1,997,532	172,648	755,730	24,249,612
Total assets	$37,720,096	$8,927,460	$172,648	$755,730	$47,575,935

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLI DATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION (CONTINUED)

	Year ended December 31, 2008
	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$(2,207,978)	$84,326	$102,827	$(20,340)	$(2,041,165)
Total benefits and expenses	645,665	120,197	111,097	23,324	900,283
Loss from continuing operations before income tax benefit	(2,853,643)	(35,871)	(8,270)	(43,664)	(2,941,448)

Loss from continuing operations	(2,017,095)	(12,884)	(5,335)	(90,191)	(2,125,505)

Loss from discontinued operations, net of tax	—	(109,336)	—	—	(109,336)

Net loss	$(2,017,095)	$(122,220)	$(5,335)	$(90,191)	$(2,234,841)

Separate account asset	12,149,690	8,382,034	—	—	20,531,724
General account assets	21,207,742	3,772,934	164,123	442,156	25,586,955
Total assets	$33,357,432	$12,154,968	$164,123	$442,156	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2010 and 2009, there were no permitted practices followed.  Statutory surplus differs from stockholder’s equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net loss were as follows:

	Unaudited for the Years Ended December 31,
	2010	2009	2008

Statutory capital and surplus	$2,234,153	$2,037,661	$1,949,215
Statutory net loss	$(77,503)	$(23,879)	$(1,431,516)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  The states in which the Company and its insurance company subsidiaries are domiciled have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company’s statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $188.0 million in 2011 without prior approval from the Delaware Commissioner of Insurance.

In 2010, 2009 and 2008, the Company did not pay any cash dividends to the Parent.  However in 2009, the Company distributed Sun Life Vermont’s net assets and issued and outstanding common stock, totaling $94.9 million in the form of a dividend to the Parent, with regulatory approval.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $29.6 million in 2011 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2010, 2009 or 2008.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.5 million in 2011 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2010, 2009 or 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31, were as follows:

	2010	2009	2008
Unrealized gains (losses) on available-for-sale fixed maturity securities that were temporarily impaired	$83,926	$67,970	$(111,099)
Unrealized losses on pension and other postretirement plan adjustments	—	—	(88,721)
Changes due to non-credit OTTI losses on available-for-sale fixed maturity securities	(12,304)	(13,748)	—
Deferred income tax (expense) benefit	(25,069)	(18,978)	69,936

Accumulated other comprehensive income (loss)	$46,553	$35,244	$(129,884)

20. COMMITMENTS AND CONTINGENCIES

Guaranty Funds

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Income Taxes

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations.  The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2010 and 2009, the Company recorded benefits of $11.5 million and $15.5 million, respectively, related to the separate account DRD. The amounts recorded for the year ended December 31, 2010 included an adjustment of $3.2 million to reflect a reduced run rate of separate account DRD benefits following the filing of the 2009 tax return.

Litigation

The Company and its subsidiaries are parties to threatened or pending legal proceedings, including ordinary routine litigation incidental to their business, both as a defendant and as a plaintiff.  While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company’s financial position, results of operations or cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s By-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities under operating leases with terms of up to five years.  As of December 31, 2010, minimum future lease payments under such leases were $40 thousand for 2011.  The Company does not have any lease commitments after 2011.

Total rental expense for the years ended December 31, 2010, 2009 and 2008 was $7.2 million, $6.9 million and $8.2 million, respectively.

 APPENDIX A

The Fixed Account

That portion of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure in this Appendix A has not been reviewed by the staff of the Securities and Exchange Commission. However, the following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

A Word About The Fixed Account

The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account in accordance with the terms of such contracts.

Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this “mortality risk” by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company’s investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company’s exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see “Withdrawal Charges” in the Prospectus).

If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45 day period after the Contract Anniversary the Owner may elect to receive the value of the Contract’s Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See “Federal Tax Status.”)

The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by The Company.

Fixed Accumulation Value

(1) Crediting Fixed Accumulation Units

Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) Fixed Accumulation Unit Value

The Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued, and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

At the first Contract Anniversary, the Fixed Accumulation Units credited to a Contract’s Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

The Company will credit interest to the Contract’s Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) Fixed Accumulation Value

The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

Loans From the Fixed Account (Qualified Contracts Only)

Loans will be permitted from the Contract’s Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company’s maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company’s general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

Fixed Annuity Payments

The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

APPENDIX B

Examples of Certain Calculations

Illustrative Example of Variable Accumulation Unit Value Calculations:

Suppose the net assets attributable to the Contracts of a particular Variable Account at the end of the preceding Valuation Period are $111,234,567.89; the investment income and capital gains credited to such assets of the Variable Account in the Valuation Period are $434,782.61; the capital losses charged against such assets of the Variable Account in the Valuation Period are $63,778.99; and the expenses are $10,634.77. The net investment factor is then (111,234,567.89 + 434,782.61 – 63,778.99 – 10,634.77) ÷ 111,234,567.89, or 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 x 1.00323972).

Illustrative Example of Variable Annuity Unit Value Calculations:

Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 x 1.00323972 x 0.99989255).

Illustrative Example of Variable Annuity Payment Calculations:

Suppose that the Accumulation Account of a Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Variable Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is 12.3843446. The first Variable Annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second Variable Annuity payment would be $868.28 (70.1112 x 12.3843446).

APPENDIX C

Withdrawals and Withdrawal Charges- Compass 2 Contracts

Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum free withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

In years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances, first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3 to 7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from year 1 and $2,000 from year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to a withdrawal charge is $300 and the withdrawal charge is $300 x 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract’s Accumulation Account in the form of canceled Accumulation Units.

This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 x 0.05 or $450.

2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to withdrawal charge is still $9,000 ($13,200-$4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

Withdrawals and Withdrawal Charges—Compass 3 Contracts

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

1	2	3	4	5	6
1	$1,000	$1,000	$0	0%	$0
2	1,200	1,200	0	0	0
3	1,400	1,280	120	3	3.60
4	1,600	0	1,600	4	64.00
5	1,800	0	1,800	4	72.00
6	2,000	0	2,000	5	100.00
7	2,000	0	2,000	5	100.00
8	2,000	0	2,000	6	120.00
9	2,000	0	2,000	6	120.00
	$15,000	$3,480	$11,520		$579.60

Explanation of Columns in Table

Column 1:

Represents the Contract Year in which the Purchase Payment was made.

Column 2:

Represents the amounts of the Purchase Payments (“Payments”). Each Payment was made on the first day of each Contract Year.

Column 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Contract for more than seven years.

b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

= Payment 8 Column 4 x Payment 8 Column 5
= $2,000 x 6%
= $120

Full Surrender:

The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, the sum of payments 1, 2, 3, 4, and 5 is $7,000. If the full $7,000 were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $139.60.

APPENDIX D

INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the prospectus, your Variable Account may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your Variable Account. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Variable Account’s prospectus or in this SAI, or by applicable law, a Variable Account may engage in each of the practices described below.

Asset Segregation.  With respect to certain kinds of transactions entered into by the Variable Account that involve obligations to make future payments to third parties, including, but not limited to, short sales, futures, forward contracts, written options, swap contracts, and certain other derivatives, the purchase of securities on a when-issued, delayed delivery or forward commitment basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Variable Account must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions.  Assets segregated to cover these types of transactions can decline in value and are not available to meet redemptions.

For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually permitted or required to “cash-settle,” the Variable Account must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value, except that deliverable foreign currency exchange contracts for currencies that are liquid may be treated as the equivalent of “cash-settled” contracts.  As such, the Variable Account may set aside liquid assets in an amount equal to the Variable Account’s daily marked-to-market (net) obligation (i.e. the Variable Account’s daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts.  With respect to forward foreign currency exchange contracts and futures contracts that are contractually permitted or required to “cash-settle,” the Variable Account may set aside liquid assets in an amount equal to the Variable Account’s daily marked-to-market (net) obligation rather than the notional value.  By setting aside assets equal to only its net obligation under liquid deliverable foreign currency exchange contracts and “cash-settled” forward or futures contracts, the Variable Account will have the ability to employ leverage to a greater extent than if the Variable Account were required to segregate assets equal to the full notional value of such contracts. The Variable Account reserves the right to modify its asset segregation policies in the future.

Borrowing. The Variable Account may borrow money from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Variable Account’s investment objectives and policies. If the Variable Account borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Variable Account makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Variable Account to liquidate investments when it would not otherwise do so.  Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Collateralized Instruments. Collateralized Instruments are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as mortgages, debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on collateralized instruments may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Collateralized instruments are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on collateralized instruments is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, collateralized instruments may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. When interest rates increase, collateralized instruments may be repaid more slowly than expected. As a result, the maturity of the asset-backed security is extended, increasing the potential for loss.

The credit quality of collateralized instruments depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of collateralized instruments may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Collateralized instruments that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with collateralized instruments that do have a security interest in the underlying assets.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured notes, securities of other investment companies, grantor trusts, and hybrid instruments whose values are related to commodities or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels, and international market, economic, industry, political, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Derivatives.  Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Derivatives often involve a counterparty to the transaction. Derivatives involving a counterparty are subject to the credit risk of the counterparty and to the counterparty’s ability to perform in accordance with the derivative.  Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Emerging Markets. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Variable Account’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Equity Securities.  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depository receipts for those securities, securities of investment companies, and other similar interests in an issuer.

Floating Rate Certificates. Each holder of a floating rate certificate has the option at specified times to tender its certificate to the issuer or a specified third party acting as agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. Floating rate certificates may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the certificates on the purchase date due to a variety of circumstances, which may result in a loss of value of the certificates.

Foreign Currencies. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Variable Account had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Variable Account to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Variable Account’s returns and could result in significant losses to a Variable Account if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Variable Account by selling that currency in exchange for dollars, a Variable Account would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Variable Account could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Variable Account’s exposure to a foreign currency and that currency’s value declines, a Variable Account will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Variable Account or that it will hedge at appropriate times.

Foreign Markets. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government.  Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Variable Account assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Futures Contracts. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. In the case of physically settled futures, it may not be possible to liquidate or close out the futures contract at any particular time or at an acceptable price. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.”

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

An investor could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Variable Account. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Variable Account investments.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (CFTC) on behalf of the MFS Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such MFS Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Variable Account. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Variable Account investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Variable Account and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (TIPS) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Inverse Floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Lending. The Variable Account may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Lending of Portfolio Securities. Portfolio securities may be lent to approved entities, including banks, broker/dealers and their affiliates, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount typically equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A Variable Account’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Variable Account or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Leveraging.Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Variable Account. Leverage can cause increased volatility by magnifying gains or losses.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Variable Account or held in the Variable Account’s portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Variable Account pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Variable Account’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the Variable Account’s portfolio. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Variable Account could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Variable Account by, for example, preventing the Variable Account from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Lower Quality Debt Instruments. Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments.  In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market’s perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See APPENDIX H for a description of bond ratings.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying mortgages and the terms of the mortgage-backed security. Mortgage-backed securities are backed by different types of mortgages, including commercial and residential properties and reverse mortgages. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), and by private issuers, such as commercial banks, savings and loan institutions and mortgage companies. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation subject to general regulation by the Secretary of Housing and Urban Development.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Private mortgage-backed securities represent interest in pass-through pools consisting of residential or commercial mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage companies. Private mortgage-backed securities may be subject to greater credit risk and be more volatile than government or government-related mortgage-backed securities. In addition, private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above.  Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities typically provide a monthly payment which consists of both interest and principal payments.  In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities. A Variable Account’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Variable Account invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that are collateralized by a pool of commercial mortgage loans.  The bonds issued in a CMBS transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under a typical CMBS structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMBS issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMBS structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities. The value of CMBS depend on the cash flow and volatility of the commercial loans, the volatility and reliability of cash flows associated with the commercial properties; the type, quality, and competitiveness of the commercial properties; the experience, reputation and capital resources of the borrower and the manager; the location of the commercial properties; the quality of the tenants; and the terms of the loan agreements.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.  SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Variable Account’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Variable Account may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing.  If a Variable Account makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality.  The credit quality and ability to pay principal and interest when due of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security.  Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions and certain other restrictions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. Municipal insurance does not insure against market fluctuations which affect the price of a security.

The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance, or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance.

The value of a municipal insurance policy is dependent on the financial strength of the issuer providing such insurance. As a result of ratings downgrades and withdrawals from the municipal insurance business over the last credit cycle, many municipal insurance policies may have little or no value.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages originated by the authority using the proceeds of the bond issue. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue –a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that cigarette consumption declines, that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

Options. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument.  The seller of an option is called an option writer.  The purchase price of an option is called the premium.  The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs.  This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”).  Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price.  The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform.  Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded.  The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium.  The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option’s current price, if a liquid secondary markets exists.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium.  The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser.  If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium.  The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” when the option is exercised.  A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option.  A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest.  Generally, any profit realized by an option purchaser represents a loss for the option writer.  The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option.  In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time.  A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates.  A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.  Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Variable Account.

Potential Conflict of Interest Risk. In managing an MFS fund-of-fund, MFS is subject to potential conflicts of interest in selecting and substituting underlying funds for which it is the adviser (e.g., because the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds). However, MFS is legally obligated to act in the best interests of the MFS fund-of-fund when selecting underlying funds.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities.  Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of “auction rate” dividends are reset periodically through an auction process. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate-Related Investments. Investment in real estate-related investments or derivatives whose value is based on real estate related indicators are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. Real estate-related investments are affected by general, regional, and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries. In addition, a REIT may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest).  The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their re-sale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been.  A reverse repurchase agreement can be viewed as a borrowing.  If a Variable Account makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, exchange-traded funds, business development companies, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. The extent to which a Variable Account can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.”  A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. In addition, a fund may need to sell other investments to meet its short sale obligations at a time when it would not otherwise do so. The price at such time may be more or less than the price at which the security was sold by the seller. To the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited.  The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales “against the box,” i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities.  Structured securities (also called “structured notes”) are debt instruments, the interest rate or principal of which is determined by an unrelated indicator.  The value of the principal of and/or interest on structured securities is determined by reference to the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  If MFS attempts to use a structured security as a hedge against, or as a substitute for, a portfolio investment, the structured security may not correlate as expected with the portfolio investment, resulting in losses to the Variable Account. While hedging strategies involving structured securities can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Variable Account investments.

Structured securities may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  In addition, because the purchase and sale of structured securities takes place in an over-the-counter market, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the amount of payments that the non-defaulting party is contractually entitled to receive.

Swaps and Related Derivatives.  A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement.  For example, in a typical credit default swap on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. In the case of physically settled swaps, it may not be possible to close out the swap at any particular time or at an acceptable price. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

Other types of over-the-counter derivatives, such as “caps,” “floors,” “collars” and options on swaps, or “swaptions,” may be entered into for the same types of hedging or non-hedging purposes as swaps.  A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount).  A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor.  A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the Variable Account. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Variable Account investments.

Swaps and related derivatives may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor’s ability to terminate its existing swap agreements or to realize amounts received under such agreements.

In addition, because the purchase and sale of swap and related derivatives currently take place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

Temporary Defensive Positions. In response to market, economic, political, or other conditions, MFS may depart from its investment strategies for a Variable Account by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Variable Account’s assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Tender Option Bonds. Tender option bonds are created when municipal instruments are transferred to a special purpose trust which issues two classes of certificates.  The first class, commonly called floating rate certificates, pays an interest rate that is typically reset weekly based on a specified index.  The second class, commonly called inverse floaters, pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floating rate certificates, after expenses.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated.  If a Variable Account makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1)

put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Zero Coupon Bonds, Deferred Interest Bonds, and Payment-In-Kind Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments may involve greater credit risks and may experience greater volatility than debt instruments which pay interest in cash currently.

APPENDIX E

PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2011

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.            Voting Guidelines;

B.            Administrative Procedures;

C.            Records Retention; and

D.            Reports.

A.            VOTING GUIDELINES

1.              General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings.  However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account.  From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.              MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors.  While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.  In addition, MFS may not support all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to a majority-approved shareholder proposal that MFS has supported; or (3) the board has implemented a poison pill without shareholder approval since the last annual meeting, (including those related to net-operating loss carryforwards).

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company.  In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•                  Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•                  Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•                  Vest management of the process in the company’s independent directors, other than the nominee in question; and

•                  Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS generally supports proposals to declassify a board (e.g. a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders.  As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.  However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.  MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives.  However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives.  Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain board nominees.  MFS may also vote against certain board nominees if an advisory pay vote for a U.S. issuer is not on the agenda and the company has not implemented the advisory vote frequency supported by a plurality of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds.  MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.  These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter.  MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met:  (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).  MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.  MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock.  Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan.  In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.  Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting.  In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.  In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders.. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company.  Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company.  MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor.  MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders.  For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis.  As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.  MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors.  For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case by case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments.  However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders.  Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues.  Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation.  MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law.   Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).  Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company.  While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.  Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent).  Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.  For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.  Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.            ADMINISTRATIVE PROCEDURES

1.     MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.   Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.   Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.   Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.                           Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.                           If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.                           If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.                           For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”).  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.     Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters.  MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote.  MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices.  In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues.  Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS.  This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote.  In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting

Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2  However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.     Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.                     Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.     Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.    RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

D.    REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX F

PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2010, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”).

As of December 31, 2010*, the following benchmarks were used to measure performance for the Fund:

Portfolio Manager	Benchmark(s)

Nevin P. Chitkara	Standard & Poor’s 500 Index, Barclays Capital Aggregate Index

David P. Cole	Barclays Capital High Yield Index, Lipper Variable Annuity High Current Yield Funds

Jeffrey C. Constantino	Russell 1000 Growth Index, Lipper Variable Annuity Large-Cap Growth Funds

Steven R. Gorham	Standard & Poor’s 500 Index, Barclays Capital Aggregate Index

Matthew W. Ryan	JP Morgan GBI Global Index

Geoffrey L. Schechter	Barclays Capital U.S. Aggregate Government Index

Brooks A. Taylor	Standard & Poor’s 500 Index, Barclays Capital Aggregate Index

Erik S. Weisman	JP Morgan GBI Global Index

*

For any portfolio manager(s) not listed in the table below, as of December 31, 2010, such portfolio manager’s performance bonus was not based on the pre-tax performance of the Fund relative to a benchmark.

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of each Fund beneficially owned by each Fund’s portfolio manager(s) as of the Variable Accounts’ fiscal year ended December 31, 2010. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities of Fund
N/A (1)	N

(1)          Because the Funds serve as underlying investment vehicles for variable annuity and life contracts, the portfolio managers are not eligible to invest directly in the Funds.  Therefore, no portfolio manager owned shares of a Fund.

Other Accounts

In addition to the Fund, each Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of the Variable Accounts’ fiscal year ended December 31, 2010, were as follows:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets Managed
Capital Appreciation Variable	Jeffrey Constantino	Registered Investment Companies*	8	$4.4 billion
Account		Other Pooled Investment Vehicles	4	$414.7 million
		Other Accounts	5	$1.1 billion

Global Governments Variable	Erik S. Weisman	Registered Investment Companies*	10	$3.3 billion
Account		Other Pooled Investment Vehicles	5	$1.7 billion
		Other Accounts	1	$2.3 million

	Matthew W. Ryan	Registered Investment Companies*	11	$5.8 billion
		Other Pooled Investment Vehicles	9	$3.0 billion
		Other Accounts	8	$5.8 billion

Government Securities Variable	Geoffrey Schechter	Registered Investment Companies*	13	$8.4 billion
Account		Other Pooled Investment Vehicles	1	$465.5 million
		Other Accounts	0	N/A

High Yield Variable Account	William J. Adams**	Registered Investment Companies	0	N/A
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A

	David P. Cole	Registered Investment Companies*	10	$3.9 billion
		Other Pooled Investment Vehicles	2	$687.6 million
		Other Accounts	0	N/A

Total Return Variable Account	Brooks A. Taylor	Registered Investment Companies*	10	$15.0 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A

	Joshua Marston	Registered Investment Companies*	10	$17.1 billion
		Other Pooled Investment Vehicles	14	$4.6 billion
		Other Accounts	4	$657.0 million

	Nevin P. Chitkara	Registered Investment Companies*	21	$39.7 billion
		Other Pooled Investment Vehicles	6	$2.3 billion
		Other Accounts	32	$9.4 billion

	Richard O. Hawkins	Registered Investment Companies*	13	$17.8 billion
		Other Pooled Investment Vehicles	2	$1.1 billion
		Other Accounts	6	$689.1 million

	Steven R. Gorham	Registered Investment Companies*	21	$39.7 billion
		Other Pooled Investment Vehicles	6	$2.3 billion
		Other Accounts	32	$9.4 billion

	William P. Douglas	Registered Investment Companies*	7	$13.9 billion

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets Managed
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A

*Includes the Fund

**As of February 28, 2011

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for a Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if a Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Fund’s investments.  Investments selected for funds or accounts other than a Fund may outperform investments selected for a Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, the Adviser believes that a Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

APPENDIX G

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Variable Accounts during the specified time periods:

	Brokerage Commissions Paid During:
Fund	2008	2009	2010

Capital Appreciation Variable Account	$164,458	$108,622	$92,099
Global Governments Variable Account	$35	$42	$4
Government Securities Variable Account	$3,035	$1,145	$669
High Yield Variable Account	$2,392	$294	$1,647
Money Market Variable Account	N/A	N/A	N/A
Total Return Variable Account	$102,029	$44,070	$30,353

Securities Issued By Regular Broker/Dealers

During the fiscal year ended December 31, 2010, certain Variable Accounts purchased securities issued by the following regular broker/dealers of those Variable Accounts, and the following table sets forth the value of each Variable Account’s aggregate holdings of the securities of each such issuer as of December 31, 2010:

Fund	Broker/Dealer	Value of Securities

Government Securities Variable Account	Citigroup Inc.	$156,515
High Yield Variable Account	Bank of America/Merrill Lynch	$294,850
	Citigroup Inc.	$342,859
	JPMrgan Chase & Co.	$237,011
Money Market Variable Account	Goldman Sachs Group Inc.	$2,812,000
	Credit Suisse Group	$0
	General Electric Co.	$0
Total Return Variable Account	Bank of America/Merrill Lynch	$1,747,182
	Bank of New York	$1,398,683
	Goldman Sachs Group Inc	$1,652,191
	JPMorgan Chase & Co.	$2,916,128
	Wells Fargo & Company	$0

Transactions with Research Firms

During the fiscal year ended December 31, 2010, certain Variable Accounts allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by the Adviser to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)

Fund	Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
Capital Appreciation Variable Account	$94,417,530	$80,104
High Yield Variable Account	$668,262	$1,471
Total Return Variable Account	$25,459,256	$22,493

(1)	The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

APPENDIX H

DESCRIPTION OF BOND RATINGS

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Investors Services Description of its Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa: Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Excerpts From Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Description of its Ratings

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payments arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or where preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments have a total value that is less than par.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

N.R.:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Excerpts from Fitch Ratings Description of its Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. Issuer Default Ratings (IDRs) opine on an entity’s relative vulnerability on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligation; the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD: Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an unsecured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include: the selective payment default on a specific class or currency of debt; the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan; capital markets security or other material financial obligation; the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or execution of a coercive debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the “AAA” Long-term IDR category or to Long-Term IDR categories below “B”.

APPENDIX I

RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

Name of Recipient	Purpose of Disclosure
Abel Noser Corp.	Analytical Tool
MSCI BARRA, Inc.	Analytical Tool
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
Bowne & Co. Inc	Software Vendor
CDS/Computer	Software Vendor
Checkfree	Software Vendor
Cogent Consulting	Consultant
Deloitte & Touche LLP	Independent Registered Public Accounting Firm
eA Data Automation Services, LLC	Data Formatting and Organization Service
Eagle Investment Systems Corp	Accounting System
FactSet Research Systems Inc.	Analytical Tool
GainsKeeper, Inc.	Accounting System
Institutional Shareholder Services Inc.	Proxy Service Provider
Investor Tools Perform	Analytical Tool
ITG, Inc.	Analytical Tool
Lipper Inc.	Publication Preparation
Markit Group	Pricing Service
Massachusetts Financial Services Co.	Fund Management
MFS Funds Distributor, Inc.	Fund Distribution
OMGEO LLC	Software Vendor
RR Donnelley	Typesetting and Printing Services
Saloman Analytics Inc.	Analytical Tool
Siemens Business Services, Inc.	IT Client Services and Desktop Architecture
Standard & Poor’s Securities Evaluations Services	Fund Pricing
State Street Bank and Trust Company	Custodian
Sullivan & Worcester	Legal Counsel
Wilshire Analytics/Axiom	Analytical Tool

This list is current as of March 15, 2011, and any additions, modifications or deletions to the list that have occurred since March 15, 2011, are not reflected.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. Box 9133

Wellesley Hills, Massachusetts 02481

General Distributor

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Custodian

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

COUS-SAI 4/11

PART C

Other Information

Item 28.                                                    Financial Statements and Exhibits

(a)                      The following Financial Statements are Included in this Registration Statement:

Included in Part A:

A.                        Condensed Financial Information - Per Accumulation Unit Income and Capital Changes.

Included in Part B:

A.                        Financial Statements of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account and Total Return Variable Account.*

1.               Statement of Condition, December 31, 2010;

2.               Statements of Operations, Year Ended December 31, 2010;

3.               Statements of Changes in Net Assets, Years Ended December 31, 2010 and 2009;

4.               Notes to Financial Statements; and

5.               Report of Independent Registered Public Accountants.

B.                        Financial Statements of Sun Life Assurance Company of Canada (U.S):

1.               Report of Independent Registered Public Accounting Firm.

2.               Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 2010 and 2009.

3.               Statutory Statements of Operations, Years Ended December 31, 2010, 2009 and 2008.

4.               Statutory Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 2010, 2009 and 2008.

5.               Statutory Statements of Cash Flow, Years Ended December 31, 2010, 2009 and 2008.

6.               Notes to Statutory Financial Statements.

*           Incorporated herein by reference to the Registrants’ Annual Report to contract owners for the year ended December 31, 2010 filed with the SEC on February 28, 2011.

(b)                      The following Exhibits are Incorporated in this Registration Statement by Reference unless otherwise Indicated:

(a)                                                           Resolution of the Board of Directors of the Insurance Company dated July 21, 1982 authorizing the establishment of Money Market Variable Account (“MMVA”), High Yield Variable Account (“HYVA”), Capital Appreciation Variable Account (“CAVA”), Government Securities Variable Account (formerly, Government Guaranteed Variable Account) (“GSVA”), Global Governments Variable Account (formerly, Government Markets Variable Account) (“GGVA”) and Total Return Variable Account (“TRVA”) (collectively, the “Registrants”).  MMVA, HYVA, CAVA and GSVA are referred to herein collectively as the “Previous Registrants.”  (1)

(b)                     1                              Amended and Restated Rules and Regulations of MMVA dated May 31, 2001.  (8)

2                              Amended and Restated Rules and Regulations of HYVA dated May 31, 2001.  (8)

3                              Amended and Restated Rules and Regulations of CAVA dated May 31, 2001.  (8)

4                              Amended and Restated Rules and Regulations of GSVA dated May 31, 2001.  (8)

5                              Amended and Restated Rules and Regulations of GGVA dated May 31, 2001.  (8)

6                              Amended and Restated Rules and Regulations of TRVA dated May 31, 2001.  (8)

7                              Master Amended and Restated By-Laws of MMVA, HYVA, CAVA, GSVA, GGVA and TRVA, dated October 25, 2002, as revised August 8, 2004.  (11)

(c)                      1                              Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006.  (9)

2                              Appendix A, as of March 30, 2011, to the Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 18, 2006.  (12)

3                              Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006.  (9)

4                              Appendix A, as of March 30, 2011, to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006.  (12)

(d)                     1                              Investment Management Agreements between Massachusetts Financial Services Company and the Previous Registrants.  (1)

2                              Investment Management Agreement between Massachusetts Financial Services Company and GMVA.  (1)

3                              Investment Management Agreement between Massachusetts Financial Services Company and TRVA.  (1)

(e)                                                           Marketing Coordination Agreement between the Insurance Company, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. dated January 1, 1998.  (8)

(f)                                                             Compass 2 Flexible Payment Deferred Combination Variable and Fixed Annuity Contract.  (1)

(g)                                                          Form of Application used with the Compass 2 Variable Annuity Contract filed as Exhibit 6.  (1)

(h)                                                          Certificate of Incorporation and By-Laws of the Insurance Company.  (10)

(i)                                                              Not Applicable.

(j)                                                              Not Applicable.

(k)                      1                              Service Agreement between Sun Life Assurance Company of Canada and the Insurance Company dated January 18, 1971.  (1)

2                              Master Administrative Services Agreement (Compass) dated March 1, 1997, as amended and restated January 1, 2008.  (6)

3                              Amendment (Massachusetts Privacy Provision), dated February 15, 2011, to the Master Administrative Services Agreement (Compass), dated March 1, 1997, as amended and restated January 1, 2008. (14)

4                              Exhibit A, as revised November 1, 2010, to the Master Administrative Services Agreement, (Compass) dated March 1, 1997, as amended and restated January 1, 2008.  (14)

5                              Exhibit D, as revised January 1, 2011, to the Master Administrative Services Agreement, (Compass) dated March 1, 1997, as amended and restated January 1, 2008.  (14)

(l)                                                              Consent and Opinion of Counsel, dated April 20, 2000 for each of Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account. (5)

(m)                                                        Consent of Deloitte & Touche LLP, dated April 26, 2011; filed herewith.

(n)                                                          None.

(o)                                                          Not Applicable.

(p)                                                          Not Applicable.

(q)                     1                              MFS Investment Management Code of Ethics effective February 22, 2010, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (13)

2                              Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective June 7, 2007.  (7)

3                              Code of Ethics for Non-MFS Management Trustees effective January 1, 2005, as amended February 25, 2008.  (7)

Power of Attorney, dated February 27, 2009; filed herewith (Trustees)

Power of Attorney, dated January 28, 2011 filed herewith (DiOrioDwyer) (Corcoran)

(1)     Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 23 to the Money Market Variable Account Registration Statement (File Nos. 2-79141 and 811-3563) filed with the SEC via EDGAR on March 6, 1998.

(2)     Incorporated by reference to Money Market Variable Account (File Nos. 2-79141 and 811-3563) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 29, 2009.

(3)     Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on February 26, 2009.

(4)     Incorporated by reference to MFS Variable Insurance Trust II N-14 filed with the SEC via EDGAR on March 12, 2009.

(5)     Incorporated by reference to Post-Effective Amendment No. 27 to Money Market Variable Account Registration Statement (File Nos. 2-79141 and 811-3563) filed with the SEC via EDGAR on April 28, 2000.

(6)     Incorporated by reference to MFS Variable Insurance Trust II (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on April 28, 2008.

(7)     Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 27, 2008.

(8)     Incorporated by reference to Post-Effective Amendment No. 30 to Money Market Variable Account Registration Statement (File Nos. 2-79141 and 811-3563) filed with the SEC via EDGAR on April 30, 2002.

(9)     Incorporated by reference to Post-Effective Amendment No. 52 to MFS Series Trust I Registration Statement (File Nos. 33-7638 and 811-4777) filed with the SEC via EDGAR on January 29, 2007.

(10)   Incorporated by reference to Insurance Company’s Form 10-K (File No. 333-82824) filed with the SEC via EDGAR on March 29, 2004.

(11)   Incorporated by reference to Post-Effective Amendment No. 35 to Money Market Variable Account Registration Statement (File Nos. 2-79141 and 811-3563) filed with the SEC via EDGAR on February 25, 2005.

(12)   Incorporated by reference to MFS Series Trust XIII (File Nos. 2-74959 and 811-3327) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on April 28, 2011.

(13)   Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on March 29, 2010.

(14)   Incorporated by reference to Money Market Variable Account (File Nos. 2-79141 and 811-3563) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on April 28, 2011.

Item 29.                 Directors and Officers of the Insurance Company

Name & Principal	Positions & Offices	Positions & Offices
Business Address	with Insurance Company	with Registrants

Thomas A. Bogart Sun Life Assurance Company of Canada (U.S.) 150 King Street West Toronto, Ontario Canada M5H 1J9	Director and Chairman	None

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director	None

Stephen L. Deschenes Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Annuities and Director	None

Colm J. Freyne Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5HIJ9	Director	None

Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director	None

Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director	None

Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S., and Director and Chairman	None

Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary	None

Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing	None

David J. Healy Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Sun Life Financial U.S. Operations	None

Larry R. Madge Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary	None

Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer	None

Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources	None

Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Life Insurance	None

Item 30.                                                    Persons Controlled by or Under Common Control with the Insurance Company

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed April 2011.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 31.                                                    Number of Contract Owners (as of February 28, 2011)

Number of
Contract Owners*
Qualified	Non-Qualified
Contracts	Contracts

4,320	2,789

*    Number of Compass 2 Contracts participating in the investment experience of the Variable Account.

Item 32.                                                    Indemnification

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, By-Laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 33.                                                    Business and Other Connections of Investment Adviser

Incorporated herein by reference to Item 33 of Part C of Post-Effective Amendment No. 31 to the Registration Statement on Form N-3 of Money Market Variable Account, Reg. No. 33-19628.

Item 34.                                                    Principal Underwriters

(a)  Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J, and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account

Name and Principal	Positions and Offices
Business Address*	With Underwriter
Terrence J. Mullen	President and Director
William T. Evers	Assistant Vice President and Senior Counsel
Scott M. Davis	Director
Ronald H. Friesen	Director
Michael S. Bloom	Secretary

Ann B. Teixeira	Assistant Vice President, Compliance
Kathleen T. Baron	Chief Compliance Officer
Michael S. MacMillen	Tax Officer
Michelle Greco	Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer

*                 The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(b)         Inapplicable.

(c)         Inapplicable.

Item 35.                                                    Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, at the offices of Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116, at the offices of the custodian, State Street Bank and Trust Company, at either 225 Franklin Street, Boston, Massachusetts 02110 or 5-West, North Quincy, Massachusetts 02171, or at the offices of the custodian, J.P. Morgan Chase Bank, at either One Chase Manhattan Plaza, New York, NY 10081 or 270 Park Avenue, New York, NY 10017.

Item 36.                                                    Management Services

Registrants assert that all management-related service contracts have been described in the Prospectus or Statement of Additional Information.

Item 37.                                                    Undertakings

The Registrant hereby undertakes:

(a)         To file a post-effective to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts be accepted;

(b)         To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)         To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-3 promptly upon written or oral request.

(d)         Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940:  Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

In imposing restrictions on withdrawals, we are relying on a no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements of which we have complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrants certify that they meet all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of April 2011.

MONEY MARKET VARIABLE ACCOUNT
HIGH YIELD VARIABLE ACCOUNT
CAPITAL APPRECIATION VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT

(Registrants)

By:	MARIA F. DIORIODWYER *
Name:	Maria F. DiOrioDwyer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April, 2011.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

WESTLEY V. THOMPSON**
Westley V. Thompson
President, SLF U.S.

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants indicated on April 28, 2011.

SIGNATURE	TITLE

J. KERMIT BIRCHFIELD*	Chairman
J. Kermit Birchfield

MARIA F. DIORIODWYER*	President (Principal Executive Officer)
Maria F. DiOrioDwyer

JOHN M. CORCORAN*	Principal Financial Officer and Principal Accounting Officer
John M. Corcoran

ROBERT C. BISHOP*	Member of the Boards of Managers
Robert C. Bishop

FREDERICK H. DULLES*	Member of the Boards of Managers
Frederick H. Dulles

DAVID D. HORN*	Member of the Boards of Managers
David D. Horn

MARCIA A. KEAN*	Member of the Boards of Managers
Marcia A. Kean

RONALD G. STEINHART*	Member of the Boards of Managers
Ronald G. Steinhart

HAVILAND WRIGHT*	Member of the Boards of Managers
Haviland Wright

	*By:	SUSAN S. NEWTON
	Name:	Susan S. Newton
as Attorney-in-fact

Executed By Susan S. Newton on behalf of those indicated pursuant to a Power of Attorney, dated February 27, 2009; filed herewith (Trustees); and a Power of Attorney, dated January 28, 2011; filed herewith (DiOrioDwyer), (Corcoran)

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants and on the dates indicated.

SIGNATURE	TITLE

WESTLEY V. THOMPSON**	President, SLF U.S. and Director (Principal Executive Officer)
Westley V. Thompson

RONALD H. FRIESEN**	Senior Vice President and Chief Financial Officer and Treasurer
Ronald H. Friesen	and Director (Principal Financial Officer)

DOUGLAS C. MILLER**	Vice President and Controller
Douglas C. Miller	(Principal Accounting Officer)

SANDRA M. DADALT	Attorney-in-Fact for:
Sandra M. DaDalt	Thomas A. Bogart, Director
Scott M. Davis, Director
Stephen L. Deschenes, Director
Colm J. Freyne, Director
Terrence J. Mullen, Director

**Sandra M. DaDalt has signed this document on the date indicated on behalf of the above pursuant to powers of attorney duly executed by such persons and filed herewith.

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

(m)	Consent of Deloitte & Touche LLP, dated April 26, 2011.

POWER OF ATTORNEY

Capital Appreciation Variable Account

Global Governments Variable Account

Government Securities Variable Account

High Yield Variable Account

Money Market Variable Account

Total Return Variable Account

The undersigned, Managers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (each, the “Registrant”), hereby severally constitute and appoint Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 27th day of February, 2009.

Signatures	Title(s)

J. KERMIT BIRCHFIELD	Trustee
J. Kermit Birchfield

ROBERT C. BISHOP	Trustee
Robert C. Bishop

FREDERICK H. DULLES	Trustee
Frederick H. Dulles

DAVID D. HORN	Trustee
David D. Horn

MARCIA A. KEAN	Trustee
Marcia A. Kean

RONALD G. STEINHART	Trustee
Ronald G. Steinhart

HAVILAND WRIGHT	Trustee
Haviland Wright

POWER OF ATTORNEY

Capital Appreciation Variable Account

Global Governments Variable Account

Government Securities Variable Account

High Yield Variable Account

Money Market Variable Account

Total Return Variable Account

The undersigned, officers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account, and Total Return Variable Account (each, the “Registrant”), hereby severally constitutes and appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, Susan A. Pereira and Mark N. Polebaum, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand as of the 28th day of January, 2011.

Signatures	Title(s)

MARIA F. DIORIODWYER	President (Principal Executive Officer)
Maria F. DiOrioDwyer

JOHN M. CORCORAN	Principal Financial and Accounting Officer
John M. Corcoran

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Thomas A. Bogart, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19739) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

THOMAS A. BOGART
Thomas A. Bogart

Dated:	March 22, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Scott M. Davis, hereby constitute and appoint Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19739) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

SCOTT M. DAVIS
Scott M. Davis

Dated:	March 22, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Stephen L. Deschenes, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19739) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

STEPHEN L. DESCHENES
Stephen L. Deschenes

Dated:	March 22, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Colm J. Freyne, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19739) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

COLM J. FREYNE
Colm J. Freyne

Dated:	March 22, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Ronald H. Friesen, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19739) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

RONALD H. FRIESEN
Ronald H. Friesen

Dated:	March 22, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Douglas C. Miller, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19739) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

DOUGLAS C. MILLER
Douglas C. Miller

Dated:	March 22, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Terrence J. Mullen, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19739) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

TERRENCE J. MULLEN
Terrence J. Mullen

Dated:	March 22, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Westley V. Thompson, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19739) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

WESTLEY V. THOMPSON
Westley V. Thompson

Dated:	March 22, 2011